As filed with the Securities and Exchange Commission on April 12, 2019
1933 Act Registration No. 333-118477
1940 Act Registration No. 811-08557
CIK No. 0001048607

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 19
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 239
Lincoln Life Flexible Premium Variable Life Account M
(Exact Name of Registrant)
Lincoln VULdb-IV
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Exact Name of Depositor)
1300 South Clinton Street
Fort Wayne, Indiana 46802
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Leon E. Roday, Esq.
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copy To:
Scott C. Durocher
The Lincoln National Life Insurance Company
350 Church Street
Hartford, CT 06103
Approximate Date of Proposed Public Offering: Continuous
Title of Securities being registered:
Indefinite Number of Units of Interest in Variable Life Insurance Contracts.
An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to
Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ended
December 31, 2018 was filed March 26, 2019.
It is proposed that this filing will become effective:
/ /	immediately upon filing pursuant to paragraph (b)
/X/	on May 1, 2019 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on December 17, 2018 pursuant to paragraph (a)(1) of Rule 485.
/ /	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be December 18, 2018.

Supplement Dated May 1, 2019 to Prospectuses Dated May 1, 2019

Lincoln Life Flexible Premium Variable Life Account M

Products: VULCV-IV, VULDB-IV, AssetEdge® VUL, AssetEdge® Exec VUL

Lincoln Life Flexible Premium Variable Life Account R

Products: SVUL-IV, PreservationEdge® SVUL

Lincoln Life Flexible Premium Variable Life Account S

Products: LCV5, Lincoln Corporate Commitment VUL

Issued by The Lincoln National Life Insurance Company

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy.  A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement.  Except as amended by this supplement, all information in your product prospectus applies.  The funds and their investment advisers/sub-advisers and objectives are listed below.

M Fund, Inc., advised by M Financial Investment Advisers, Inc. (MFIA)

•                  M Capital Appreciation Fund: Maximum capital appreciation.

(Subadvised by Frontier Capital Management Company LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M International Equity Fund: Long-term capital appreciation.

(Subadvised by Dimensional Fund Advisors, LP)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Growth Fund: Long-term capital appreciation.

(Subadvised by DSM Capital Partners, LLC)

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Value Fund: Long-term capital appreciation.

(Subadvised by AJO, LP)
This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

Lincoln Life Flexible Premium Variable Life Account M
The Lincoln National Life Insurance Company
Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265
Administrative Office:
Customer Service Center
100 N. Greene Street
Greensboro, NC 27401
(800) 487-1485

A Flexible Premium Variable Life Insurance Policy

This prospectus describes Lincoln VULDB-IV, a flexible premium variable life insurance contract (the “Policy”), offered by The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “We”, “Us”, “Our”). The Policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state-specific features. Please check with your registered representative regarding their availability.
You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M, established on December 2, 1997 (“Separate Account”), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AllianceBernstein Variable Products Series Fund
•	American Century Variable Portfolios, Inc.
•	American Century Variable Portfolios II, Inc.
•	American Funds Insurance Series®
•	BlackRock Variable Series Funds, Inc.
•	Delaware VIP Trust
•	Deutsche Investments VIT Funds
•	Deutsche Variable Series II
•	Fidelity® Variable Insurance Products
•	Franklin Templeton Variable Insurance Products Trust
•	Janus Aspen Series
•	JPMorgan Insurance Trust
•	Legg Mason Partners Variable Equity Trust
•	Lincoln Variable Insurance Products Trust
•	MFS® Variable Insurance Trust
•	MFS® Variable Insurance Trust II
•	Neuberger Berman Advisers Management Trust
•	Northern Lights Variable Trust
•	PIMCO Variable Insurance Trust
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the funds’ shareholder reports from us by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and we will notify you by mail each time a report is posted and will provide you with a website link to access the report. We will also provide instructions for requesting paper copies.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. At any time, you may elect to receive shareholder reports and other communications electronically by following the instructions we have provided.
You may elect to receive all future reports in paper free of charge by informing us that you wish to continue receiving paper copies of your shareholder reports by contacting us at the telephone number listed on the first page of this prospectus. Your election to receive reports in paper will apply to all funds available under your Policy.
Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the “SAI”). See the last page of this prospectus for information on how you may obtain the SAI.
Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.
To be valid, this prospectus must have the current funds’ prospectuses with it. Keep all prospectuses for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.
Prospectus Dated: May 1, 2019

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POLICY SUMMARY
Benefits of Your Policy
Death Benefit Protection.  The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.
Tax Deferred Accumulation.  Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.
Access to Your Policy Values.  Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.
Flexibility.  The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options, lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as “Underlying Funds”. You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate Premiums and policy values to the Fixed Account.
Risks of Your Policy
Fluctuating Investment Performance.  Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account’s objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in each Underlying Fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.
Policy Values in the Fixed Account.  Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer the entire balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of policy value under the Policy, we also pay our obligations under these products from our assets in the General Account. Moreover, unlike assets held in the Separate Account, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company’s General Account creditors. In the event of an insolvency of receivership, payments we
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make from our General Account to satisfy claims under the Policy would generally receive the same priority as our other Owners’ obligations.
The General Account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
For more information, please see “Lincoln Life, The Separate Account and The General Account” and “Transfers” sections of this prospectus.
Unsuitable for Short-Term Investment.  This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.
Policy Lapse.  Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.
Decreasing Death Benefit.  Outstanding Policy Loans or any amounts that you have surrendered will reduce your Policy’s death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.
Consequences of Surrender.  Surrender Charges are assessed if you surrender your Policy within the first 10-15 Policy Years, and fees assessed for Partial Surrenders in all Policy Years. Depending on the amount of Premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.
Tax Consequences.  You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.
Tax Treatment of Life Insurance Contracts.  Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract (“MEC”) whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.
Tax Law Compliance.   We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.
Cyber-Security. We rely heavily on interconnected computer systems and digital data to conduct our variable products business.  Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on
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websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate your policy value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Policy to lose policy value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.
Charges and Fees
This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the “Policy Charges and Fees” section later in this prospectus for more information.
The fees shown in the tables below are the maximums we can charge.
Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.
Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge as a percentage of Premiums paid (Premium Load). Note: Includes 3% charge for state and federal tax obligations.	When you pay a Premium.	5%[1]
Surrender Charge*[2]
A dollar amount per $1,000 of Specified Amount	Upon Full Surrender of your Policy (years 1-15). When you make certain Specified Amount decreases (years 1-10).
Maximum Charge		$54.00 per $1,000
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco, in year one.		$34.34 per $1,000
Partial Surrender Fee	When you take a Partial Surrender of your Policy.	The lesser of $25 or 2% of the amount surrendered.
Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year.	$25
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*	These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your registered representative.
[1]	The Maximum Sales Charge Imposed on Premiums is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0% to 5%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides. We use an average of 3% to account for state and federal tax obligations.
[2]	During the life of the Policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed “Partial Surrenders” for a discussion of Partial Surrenders of your Policy.)
Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.
Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly
A dollar amount per $1,000 of Net Amount at Risk
Maximum Charge[1]		$83.33 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco, in year one.		$0.38 per $1,000
Mortality and Expense Risk Charge (“M&E”)	At the end of each Valuation Period.
A percentage of the value of the Separate Account, calculated daily.
Maximum Charge		0.90%
Administrative Fee*	Monthly
Flat Fee; plus		$10 in all years
For the first two Policy Years from Policy Date or increase in Specified Amount, a monthly fee per $1,000 of Initial Specified Amount or increase in Specified Amount:
Maximum Charge		$0.42 per $1,000
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Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Minimum Charge		$0.01 per $1,000
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco.		$0.09 per $1,000
Policy Loan Interest	Annually
A percentage of the amount held in the Loan Account.		5%
Rider Charges		Individualized based on optional rider(s) selected.
Accounting Value Rider	N/A	There is no charge for this rider.
Change of Insured Rider	N/A	There is no charge for this rider.
Supplemental Term Insurance Rider*	Monthly
A dollar amount per $1,000 of Net Amount at Risk.
Maximum Charge[1]		$83.33 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco.		$0.38 per $1,000
In addition, for the first two Policy Years from Issue Date or increase in Term Specified Amount, a monthly fee per $1,000 of Term Specified Amount or increase in Term Specified Amount:
Maximum Charge		$0.42 per $1,000
Minimum Charge		$0.01 per $1,000
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco.		$0.09 per $1,000
Waiver of Monthly Deduction Rider*	Monthly
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Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
A percentage of all other covered monthly charges.
Maximum Charge		12%
Minimum Charge		2%
Maximum Charge for a Representative Insured: male, age 45, standard non-tobacco.		3.5%
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your registered representative.
[1]	Individuals with a higher mortality risk than standard issue individuals can be charged from 125% to 800% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
Table III shows the annual fund fees and expenses for the year ended December 31, 2018. The fees that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund’s fees and expenses is contained in the prospectus for each Underlying Fund.
These fees and expenses may change at any time.
Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Total Annual Operating Expense	Maximum	Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	2.07% [1]	0.24%
[1]	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0% to 0.68%. These waivers and reductions generally extend through April 30, 2020 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-800-487-1485.
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LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. The General Account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.
Fixed Account. The Fixed Account assets are general assets of the Company, and are held in the Company’s General Account. Amounts allocated to the Fixed Account are not subject to market fluctuation.
Separate Account. The investment performance of assets in the Separate Account is kept separate from that of the Company’s General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company’s other income, gains or losses. The Separate Account’s values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the “SEC” or the “Commission”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of “separate account.” We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claim payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
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How to Obtain More Information.   We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.
Fund Participation Agreements
In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the Underlying Fund company and their advisors or distributors. In some of these agreements, we must perform certain services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0% and 0.50% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Janus Aspen Series, Lincoln Variable Insurance Products Trust, Northern Lights Variable Trust, and PIMCO Variable Insurance Trust.
Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund’s average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.
Distribution of the Policies and Compensation
The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company’s Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company’s affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year Premium and 5% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its
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representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.
In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and “non-cash compensation.” “Non-cash compensation”, as defined under FINRA’s rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.
We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your Policy. Any such shortfall would be available for recovery from the Company’s General Account, which supports insurance and annuity obligations.
Sub-Accounts and Funds
The variable investment options in the Policy are Sub-Accounts of the Separate Account (“Sub-Accounts”). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.
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We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund’s investment advisor, or its distributor. We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional Premium Payments to a Sub-Account if we determine the Underlying Fund no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Certain Underlying Funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as “funds of funds”, which may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Owners and/or suggest that Owners consider whether allocating some or all of their policy value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your Policy.
Certain of the Underlying Funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Underlying Funds’ overall volatility, and for some Underlying Funds, to also reduce the downside exposure of the Underlying Funds during significant market downturns. These funds usually, but not always, have “Managed Risk” or “Managed Volatility” in the name of the fund. These risk management strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other funds. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Underlying Fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ current prospectuses.
Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund’s Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.
There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund’s prospectus carefully before making investment choices. In
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particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.
Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.
If an Underlying Fund imposes restrictions with respect to the acceptance of premium allocations or transfers, we reserve the right to reject an allocation or transfer request at any time that the Underlying Fund has notified us that such would not be accepted. We will notify you if your allocation or transfer request is or becomes subject to such restrictions.
The Underlying Funds and their investment advisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund’s prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-487-1485 or by referring to the contact information provided by the Underlying Fund’s on the cover page of its summary prospectus.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. International Growth Fund (Series I Shares): Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class A): Long-term growth of capital.
•	AB VPS Growth and Income Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2011. Consult your registered representative.
•	AB VPS International Value Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Owners as of May 21, 2012. Consult your registered representative.
•	AB VPS Large Cap Growth Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2005. Consult your registered representative.
•	AB VPS Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.
American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Balanced Fund (Class I): Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.
American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Inflation Protection Fund (Class I): Long-term total return using a strategy that seeks to protect against U.S. inflation.
This fund is available only to existing Owners as of May 17, 2010. Consult your registered representative.
American Funds Insurance Series®, advised by Capital Research and Management Company.
•	American Funds Global Growth Fund (Class 2): Long-term growth of capital.
•	American Funds Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	American Funds Growth Fund (Class 2): Growth of capital.
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•	American Funds Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	American Funds International Fund (Class 2): Long-term growth of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, Inc.
•	BlackRock Global Allocation V.I. Fund (Class I): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company.*
•	Delaware VIP® Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	Delaware VIP® Emerging Markets Series (Standard Class): Long-term capital appreciation.
•	Delaware VIP® High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
This fund is available only to existing Owners as of May 17, 2010. Consult your registered representative.
•	Delaware VIP® Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.
•	Delaware VIP® REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Delaware VIP® Small Cap Value Series (Standard Class): Capital appreciation.
•	Delaware VIP® Smid Cap Core Series (Standard Class): Long-term capital appreciation.
•	Delaware VIP® U. S. Growth Series (Standard Class): Long-term capital appreciation.
•	Delaware VIP® Value Series (Standard Class): Long-term capital appreciation.
Deutsche Investments VIT Funds, advised by Deutsche Investment Management Americas Inc.
•	DWS Equity 500 Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies.
This fund is available only to existing Owners as of May 21, 2007. Consult your registered representative.
•	DWS Small Cap Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.
This fund is available only to existing Owners as of May 21, 2007. Consult your registered representative.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas Inc.
•	DWS Alternative Asset Allocation VIP Portfolio (Class A): Capital appreciation; a fund of funds.
Fidelity® Variable Insurance Products, advised by Fidelity Management & Research Company
•	Fidelity® VIP Contrafund® Portfolio (Service Class): Long-term capital appreciation.
•	Fidelity® VIP Equity-Income Portfolio (Service Class): Reasonable income with consideration of the potential for capital appreciation.
This fund is available only to existing Owners as of May 16, 2005. Consult your registered representative.
•	Fidelity® VIP Growth Portfolio (Service Class): To achieve capital appreciation.
•	Fidelity® VIP Mid Cap Portfolio (Service Class): Long-term growth of capital.
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•	Fidelity® VIP Overseas Portfolio (Service Class): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2011. Consult your registered representative.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund, the Franklin Small-Mid Cap Growth VIP Fund and the Templeton Global Bond VIP Fund, by Templeton Global Advisors Limited for the Templeton Growth VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
•	Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth. This fund is available only to existing Owners as of May 16, 2011. Consult your registered representative.
•	Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
•	Templeton Growth VIP Fund (Class 1): Long-term capital growth. This fund is available only to existing Owners as of May 21, 2007. Consult your registered representative.
Janus Aspen Series, advised by Janus Capital Management LLC.
•	Janus Henderson Balanced Portfolio (Service Shares): Long-term capital growth, consistent with preservation of capital and balanced by current income.
This fund is available only to existing Owners as of May 16, 2005. Consult your registered representative.
•	Janus Henderson Enterprise Portfolio (Service Shares): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2005. Consult your registered representative.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 1): Maximize long-term total return.
Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund Advisor, LLC.
•	ClearBridge Variable Mid Cap Portfolio (Class I): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (Standard Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP BlackRock Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
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•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (Standard Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.
•	LVIP Blended Mid Cap Managed Volatility Fund (Standard Class): Capital appreciation.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Standard Class): Long-term capital appreciation; a fund of funds.
This fund will be reorganized into LVIP ClearBridge QS Select Large Cap Managed Volatility Fund (Standard Class) on or about May 24, 2019.
•	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund (Standard Class): Long-term capital appreciation.
This fund will be available on or about May 24, 2019. Consult your registered representative.
•	LVIP Delaware Bond Fund (Standard Class)*: Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Standard Class)*: Total return.
•	LVIP Delaware Social Awareness Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Wealth Builder Fund (Standard Class)*: To provide a responsible level of income and the potential for capital appreciation.
This fund is only available to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP Dimensional International Core Equity Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional International Equity Managed Volatility Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with preservation of capital; a fund of funds.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Standard Class): Long-term capital growth.
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class): A high level of current income with some consideration given to growth of capital; a fund of funds.
•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Government Money Market Fund (Standard Class): Current income while (i)maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
•	LVIP Invesco Diversified Equity-Income Managed Volatility Fund (Standard Class): Capital appreciation and current income; a fund of funds.
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This fund will be reorganized into LVIP Invesco Select Equity-Income Managed Volatility Fund (Standard Class) on or about May 24, 2019.
•	LVIP Invesco Select Equity-Income Managed Volatility Fund (Standard Class): Capital appreciation and current income.
This fund will be available on or about May 24, 2019. Consult your registered representative.
•	LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Standard Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Standard Class): Long-term growth of capital; a fund of funds.
•	LVIP SSGA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Standard Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Conservative Structured Allocation Fund (Standard Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Standard Class): Long-term growth of capital; a fund of funds.
•	LVIP SSGA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA International Managed Volatility Fund (Standard Class): Capital appreciation; a fund of funds.
•	LVIP SSGA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Moderate Index Allocation Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderate Structured Allocation Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Standard Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Standard Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSGA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
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•	LVIP SSGA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP T.Rowe Price 2010 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP T.Rowe Price 2020 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP T.Rowe Price 2030 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP T.Rowe Price 2040 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP U.S. Growth Allocation Managed Risk Fund (Standard Class): High level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Vanguard Domestic Equity ETF Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Vanguard International Equity ETF Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Wellington Capital Growth Fund (Standard Class): Capital growth.
•	LVIP Wellington Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	MFS® VIT Growth Series (Initial Class): Capital appreciation.
•	MFS® VIT Total Return Series (Initial Class): Total return.
•	MFS® VIT Utilities Series (Initial Class): Total return.
MFS® Variable Insurance Trust II, advised by Massachusetts Financial Services Company
•	MFS® VIT II Core Equity Portfolio (Initial Class): Capital appreciation. This fund is available only to existing Owners as of May 16, 2005. Consult your registered representative.
Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc.
•	Neuberger Berman AMT Mid Cap Growth Portfolio (I Class): Growth of capital. This fund is available only to existing Owners as of May 21, 2007. Consult your registered representative.
•	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (I Class): Growth of capital. This fund is available only to existing Owners as of May 21, 2007. Consult your registered representative.
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Northern Lights Variable Trust, advised by ValMark Advisers, Inc.
•	TOPS® Balanced ETF Portfolio – (Class 2 Shares): Long-term capital growth, income is secondary objective; a fund of funds.
This fund will be available on or about May 11, 2019. Consult your registered representative.
•	TOPS® Moderate Growth ETF Portfolio – (Class 2 Shares): Long-term capital growth, income is secondary objective; a fund of funds.
This fund will be available on or about May 11, 2019. Consult your registered representative.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class): Maximum real return, consistent with prudent investment management.
*	Investments in Delaware VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Macquarie Investment Management Advisers, a series of Macquarie Investments Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.
(1)	The Index to which this fund is managed is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensees. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.
Sub-Account Availability and Substitution of Funds
We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state or federal laws and regulations. An Underlying Fund may also discontinue offering their shares to the Sub-Accounts.
We may choose to add or remove Sub-Accounts as investment options under the Policies. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.
Placing or transferring money into the money market Sub-Account may have impacts on other features of your Policy. Prior to moving money into the money market Sub-Account or allowing it to default into the money market Sub-Account as a result of a fund liquidation, refer to your Policy for specific impacts that may apply, if any. We will notify you of any change that is made.
If we obtain appropriate approvals from Owners and securities regulators, we may:
•	Change the investment objective of the Separate Account;
•	Operate the Separate Account as a management investment company, unite investment trust, or any other form permitted under applicable securities laws;
•	Deregister the Separate Account; or
•	Combine the Separate Account with another Separate Account.
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If required by law, we will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced.
We may close Sub-Accounts to Owners that purchase a new Policy after a specified date, and these Owners may not allocate Net Premium Payments or policy value to the closed Sub-Account. Owners that purchased a Policy prior to the specified date may continue to allocate Net Premium Payments and policy value to the Sub-Account.
From time to time, certain of the Underlying Funds may merge with other funds. If a merger of an Underlying Fund occurs, the policy value allocated to the existing fund will be transferred into the surviving fund. Any future Net Premium Payments allocated to the existing fund will automatically be allocated to the surviving fund unless otherwise instructed by you.
In addition, a Sub-Account may become unavailable due to the liquidation of its Underlying Fund portfolio. To the extent permitted by applicable law, upon notice to you and unless you otherwise instruct us, we will transfer any policy value in the liquidated Underlying Fund to the money market Sub-Account or a Sub-Account investing in another Underlying Fund designated by us. Any future Net Premium Payments allocated to the liquidated fund will automatically be allocated to the money market Sub-Account or a Sub-Account investing in another Underlying Fund designated by us unless otherwise instructed by you.
Voting Rights
The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares. If the 1940 Act or any other regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.
Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Owner provide their voting instructions to the Company. For funds un-affiliated with Lincoln, even though Owners may choose not to provide voting instructions, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instructions will be voted by the Company in the same proportion as the voting instructions which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Owners would have been entitled to provide voting instructions will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Owners eligible to vote, be voted on by the Company in the same proportion as the voting instructions which we actually receive. As a result, the instructions of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares
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voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.
POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.
In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses (including 12b-1 fees for Class 2 shares and other expenses) are incurred by the Underlying Funds and deducted from Underlying Fund assets. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that Underlying Fund’s prospectus.
The Monthly Deductions, including the Cost of Insurance Charges, may be deducted in two ways:
1)	Proportionately from the Net Accumulation Value of each Sub-Account and the Fixed Account subject to the charge.
2)	From the Net Accumulation Value of specific Underlying Funds which you have designated.
If you have selected designated Underlying Funds, and in a given month there is not sufficient value in those Underlying Funds to cover the Monthly Deduction, we will take the remaining Monthly Deduction pro rata from the rest of the Underlying Funds in your Policy that have value.
If you have not selected designated Underlying Funds, the Monthly Deductions will be taken pro rata from all of the Underlying Funds in your Policy that have value.
The Monthly Deductions are made on the “Monthly Anniversary Day” (the Date of Issue and the same day of each month thereafter). If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. You may select or change designated funds at any time prior to a Monthly Anniversary Day by contacting our Administrative Office.
If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction. If payment is not received before the end of the Grace Period, the Policy may lapse. (Please see the “Lapse and Reinstatement” section of this prospectus.)
Premium Load; Net Premium Payment
We make a deduction from each Premium Payment. This amount, referred to as “Premium Load,” covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct 5% from each Premium Payment. The Premium Payment, after deduction of the Premium Load, is called the “Net Premium Payment.”
Surrender Charges
A Surrender Charge may apply if the Policy is totally surrendered or has a decrease in the Specified Amount of death benefit. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
The Surrender Charge varies by age of the Insured, the number of years since the date of policy issue or the date of an increase in Specified Amount, and the Specified Amount. The Surrender Charge will never exceed $46.82 per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included with each Policy. You may
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obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your insurance representative.
The duration of the Surrender Charge is 15 years for Full Surrenders and 10 years for decreases in Specified Amount. A new schedule of Surrender Charges will apply with respect to any increase in Specified Amount.
Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the policy value. All Surrender Charges decline to zero within 15 years following policy issue, or within 15 years following any increase in Specified Amount.
Upon either a Full Surrender of the Policy or a decrease in Specified Amount, the charge will be subject to the following conditions:
A. For decreases in Specified Amount, excluding Full Surrender of the Policy, no Surrender Charge will be applied where the decrease:
1)	occurs after the tenth Policy Anniversary following Policy issue; or
2)	is directly caused by a death benefit option change; or
3)	is caused by a Partial Surrender; or
4)	when added to the sum of all prior decreases, does not exceed 25% of the Initial Specified Amount.
B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:
1)	is the amount of this decrease plus any prior decreases;
2)	is the greater of an amount equal to 25% of the Initial Specified Amount or the sum of all prior decreases;
3)	is the Initial Specified Amount; and
4)	is the then applicable Surrender Charge from the schedule in the Policy.
We may refuse or limit requests for decreases in Specified Amount, to the extent there is insufficient value to cover the necessary Surrender Charges.
If you increase the Specified Amount, a new Surrender Charge will be applicable to each increase. This charge is in addition to any Surrender Charge on the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase.
Upon Full Surrender of your Policy following a decrease in Specified Amount, the Surrender Charge will be calculated as the entire amount shown in the Policy Specifications, multiplied by one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed. The charge assessed upon a Full Surrender will not exceed the Policy’s value.
Any surrender may have tax implications. Consult your tax or other registered representative before initiating a surrender.
Partial Surrender Fee
No Surrender Charge is imposed on a Partial Surrender, but an Administrative Fee of 2% of the amount withdrawn, not to exceed $25, is imposed. This fee is allocated pro rata among the Sub-Accounts and the Fixed Account from which the Partial Surrender proceeds are taken.
Transfer Fee
For each transfer request in excess of 24 made during any Policy Year, we reserve the right to charge you an Administrative Fee of $25.
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In the event that we make a material change in the investment strategy of a Sub-Account, you may transfer the Accumulation Values allocated to that Sub-Account to any other Sub-Account or to the Fixed Account without being charged a fee and may do so even if you have requested 24 transfers during that Policy Year. This option to transfer from a Sub-Account must be exercised within 60 days after the effective date of such change in investment strategy of that Sub-Account. You will be provided written notice in the event that such a change is made.
Mortality and Expense Risk Charge
We assess a daily Mortality and Expense Risk Charge (“M&E”) as a percentage of the Policy’s Separate Account Value. The mortality risk assumed is that the Insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated. The current charge is the guaranteed effective annual rate of 0.90% in Policy Years 1-19 and 0.20% in Policy Years 20 and beyond.
Cost of Insurance Charge
A significant cost of variable life insurance is the “Cost of Insurance Charge”. This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.
The Cost of Insurance Charge for your Policy depends on the current “Net Amount at Risk”. The Net Amount at Risk is the death benefit, without regard to any benefits payable at the Insured’s death under any riders, minus the greater of zero or the Policy’s Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.
The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the Policy Month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4%), subtracting the Accumulation Value at the beginning of the Policy Month, and multiplying the result (the “Net Amount at Risk”) by the applicable current cost of insurance rate as determined by the Company.
The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy’s Specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy’s duration, the age, gender (in accordance with state law) and underwriting category of the Insured. Please note that it will generally increase each Policy Year as the Insured ages. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including, but not limited to, taxes and reinsurance). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in “Table II: Periodic Charges Other Than Fund Operating Expenses” in this prospectus.
Administrative Fee
There is a flat Monthly Deduction of $10 in all years.
For the first two Policy Years from Policy Issue Date or increase in Specified Amount, there is an additional charge that varies with the Insured’s age. A table of these expense charges is included in each Policy. This charge will never exceed $0.42 per $1000 of Initial Specified Amount or increase in Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
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Policy Loan Interest
If you borrow against your Policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 5%. The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. We will credit 4% interest on the Loan Account Value in all years.
Rider Charges
The following paragraphs describe the charges for the riders listed below. The features of the riders available with this Policy and any limitations on the selection of riders are discussed in the section headed “Riders”.
Supplemental Term Insurance Rider.  This optional rider provides term life insurance on the life of the Insured, which is annually renewable to Attained Age 100. There are monthly Cost of Insurance Charges for this rider, based on the Policy duration, and the age, gender and underwriting category of the Insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year. In addition, there is a monthly charge per $1,000 of term coverage for the first two Policy Years from Issue Date or increase in Term Specified Amount.
Waiver of Monthly Deduction Rider.  The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the Policy and all riders, multiplied by a rate factor. The rate factor depends on the age, underwriting category and gender of the Insured. The maximum rate factor is 12%. If you have elected this rider, a table of rate factors appears on the rider pages in your Policy.
Case Exceptions
Charges and fees may be reduced in some circumstances where Policies are purchased by corporations and other groups or sponsoring organizations on a multiple-life case basis.
YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.
The Policy includes Policy Specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the Insured and Owner; Date of Issue; the Initial Specified Amount; the death benefit option selected; issue age; named Beneficiary; initial Premium Payment; Surrender Charges; expense charges and fees; No-Lapse Premium (subject to state availability); and guaranteed maximum cost of insurance rates.
Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.
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Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.
Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.
We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Home Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.
Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
Application
If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insured. Based on our review of medical information about the proposed Insured, we may decline to provide insurance, or we may place the proposed Insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the Insured's age, underwriting category, and gender (if applicable state law allows charges to vary based on gender), the Policy duration, and the current Net Amount at Risk.
A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured is at least age 18 and at most age 85. Age will be determined by the nearest birthday of the Insured.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license, photo i.d. or other identifying documents.
Owner
The Owner on the date of policy issue is designated in the Policy Specifications. You, as Owner, will make the following choices:
1)	initial death benefit amount and death benefit option;
2)	optional No-Lapse Protection and riders;
3)	the amount and frequency of Premium Payments; and
4)	the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.
You are entitled to exercise rights and privileges of your Policy as long as the Insured is living. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will
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record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and , to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries. Exercising a change in ownership may cause a taxable event. You should consult a tax advisor prior to exercising a change in ownership to determine the tax consequences of such exercise.
Right To Examine Period
You may return your Policy to us for cancellation within 10 days after you receive it (or a greater number of days if required by your state). This is called the Right to Examine Period. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you either all Premium Payments or the policy value plus any charges and fees depending on the state of issue of your Policy. If a Premium Payment was made by check, there may be a delay until the check clears.
If your Policy is issued in a state that requires return of Premium Payments or you are 60 years or over and your Policy is issued in California, any Net Premium Payments received by us within 10 days (or a greater number of days if required by your state; 30 days in California) of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts or the Fixed Account, if applicable, as you designate. If the Policy is returned for cancellation within the Right to Examine Period, we will return the full amount of any Premium Payments made.
If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts or the Fixed Account, if applicable, as you designate. The Owner bears the risk of a decline in Sub-Account values. If the Policy is returned for cancellation within the Right to Examine Period, we will return the policy value, plus any charges and fees deducted, as of the date the cancelled Policy is received at our Administrative Office. (Note: For California policies, you may direct us, in writing, to proceed to allocate your Net Premiums before the end of the 30 days.)
Initial Specified Amount
You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.
Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund’s objective and investment policy before allocating money to the Sub-Accounts. (Note: Prior to moving money into the money market Sub-Account or allowing it to default into the money market Sub-Account as a result of a fund liquidation, refer to your Policy for specific impacts that may apply, if any.)
During the first Policy Year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar Cost Averaging program described below. The amount of all transfers from the Fixed Account in any other Policy Year may not exceed the greater of:
1)	25% of the Fixed Account Value as of the immediately preceding Policy Anniversary, or
2)	the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.
We may limit transfers from the Fixed Account at any time. Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
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Requests for transfers must be made in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. We may also defer or reject an allocation or transfer request that is subject to a restriction that is imposed by the Underlying Fund at any time. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.
Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.
In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
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However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.
You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.
We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.
Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 - 2 business days of our discovery of such acceptance. We will impose this “original signature” restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from
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frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.
Optional Sub-Account Allocation Programs
You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.
Dollar Cost Averaging systematically transfers amounts from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers from the Fixed Account can only be elected at the time your Policy is issued. Transfers from the money market Sub-Account may be elected at any time while your Policy is in force. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.
If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.
You may elect Dollar Cost Averaging on your application, or contact our Administrative Office for information.
Dollar Cost Averaging terminates automatically:
1)	if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;
2)	7 calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;
3)	after 12 or 24 months (as elected on your application); or
4)	if your Policy is surrendered or otherwise terminates.
Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of Automatic Rebalancing do not count against the number of free transfers available.
Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and Underlying Fund before electing to participate in Automatic Rebalancing.
You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated, or the allocation may be changed at any time, by contacting our Administrative Office.
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Riders
We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.
Accounting Value Rider.  If desired, you must select this rider when you initially apply for insurance. You must meet the underwriting and minimum Premium requirements for this rider. If your Policy is fully surrendered in the first five Policy Years, this rider provides enhanced Surrender Values by using a table of alternate Surrender Charges. The rider does not provide for enhanced Surrender Value for Partial Surrenders and loans. There is no charge for this rider.
Change of Insured Rider.  If desired, you must select this rider prior to January 1, 2009. This rider will no longer be available on and after this date. With this rider, you may name a new Insured in place of the current Insured. Underwriting and policy value requirements must be met. The benefit expires on the anniversary nearest to the current Insured’s 65th birthday. There is no separate charge for this rider; however, policy charges applicable to the new Insured may differ from charges applicable to the current Insured. Exercising the Change of Insured Rider is a fully taxable event.
Supplemental Term Insurance Rider.  If desired, you must select this rider when you initially apply for insurance. The rider provides annually renewable non-convertible term insurance  to age 100 on the life of the Insured. Upon the Insured's death, we will pay the Term Insurance Benefit Amount, in addition to Death Benefit Proceeds of the death benefit option in effect on your Policy.
There is a monthly cost for this rider, similar to the cost of insurance of the base Policy’s duration. This rate is determined by the Company, is based on the Policy’s duration, the age, underwriting category and gender of the Insured, and is applied against the Term Insurance Benefit Amount shown on the Policy Specifications page. For the first two Policy Years from Issue Date or increase in Term Specified Amount, there is a monthly expense charge per $1,000 of term coverage.
This rider will limit the maximum period during which your Policy is guaranteed not to lapse under the No-Lapse Provision. If you have chosen the age 100 No-Lapse Provision, the maximum period will now be the first 20 Policy Years up to age 100. For the 10 year and 20 year No-Lapse Provisions, the maximum period will now be the first 5 Policy Years. All other provisions set forth in the age 100, 20 year and 10 year No-Lapse Provisions will still apply.
This rider terminates on the earliest of:
1)	the date you request termination of the rider;
2)	when your Policy lapses;
3)	when your Policy is fully surrendered;
4)	when the Insured reaches age 100; or
5)	upon death of the Insured.
If your Policy is reinstated, this rider will likewise be reinstated. However, sufficient Premium must be paid to cover the Monthly Deduction including monthly rider costs.
Waiver of Monthly Deduction Rider.  If desired, you must select this rider when you initially apply for insurance. Monthly Deductions will be waived during periods of covered total disability commencing prior to the Policy Anniversary nearest the Insured’s 65th birthday. Charges for this rider, if elected, are part of the Monthly Deductions.
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Continuation of Coverage
If the Insured is still living at age 100, and the Policy has not been surrendered, the Policy will remain in force until policy surrender or death of the Insured. However, there are certain changes that will take place:
1)	we will no longer accept Premium Payments;
2)	we will make no further deductions;
3)	policy values held in the Separate Account will be transferred to the Fixed Account;
4)	we will continue to credit interest to the Fixed Account; and
5)	we will no longer transfer amounts to the Sub-Accounts.
Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.
Termination of Coverage
All policy coverage terminates on the earliest of:
1)	Full Surrender of the Policy;
2)	death of the Insured; or
3)	failure to pay the necessary amount of Premium to keep your Policy in force.
State Regulation
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state specific features.
PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required, except to maintain the No-Lapse Provision or to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus.) Premiums may be paid any time before the Insured attains age 100, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus.)
The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.
Allocation of Net Premium Payments
Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts and the Fixed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on the application. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the Valuation Period in which it is received in Good Order at our Administrative Office. The end of the Valuation Period is before the close of regular trading on the NYSE (generally 4pm Eastern time on a business
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day). There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. We reserve the right to stop sending Premium reminder notices if no Premium Payment has been made within 2 Policy Years. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.
In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.
You may increase Planned Premiums, or pay additional Premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
Policy Values
Policy value in your variable life insurance policy is also called the Accumulation Value.
The Accumulation Value equals the sum of the Fixed Account Value, Separate Account Value, and Loan Account Value. At any point in time, the Accumulation Value reflects:
1)	Net Premium Payments made;
2)	the amount of any Partial Surrenders;
3)	any increases or decreases as a result of market performance of the Sub-Accounts;
4)	interest credited to the Fixed Account or the Loan Account; and
5)	all charges and fees deducted.
The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.
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The “Variable Accumulation Unit” is a unit of measure used in the calculation of the value of each Sub-Account. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for a Valuation Period is determined as follows:
1)	the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Underlying Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus
2)	the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
3)	the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.
In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.
The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. Fixed Account principal is not subject to market fluctuation and interest is credited daily at the greater of a rate of 0.010746% (equivalent to a compounded annual rate of 4%) or a higher rate determined by the Company.
The Loan Account Value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company’s General Account. We do not guarantee the Loan Account Value. Interest is credited based on the Loan Account Value at an effective annual rate of 4% in all years and is allocated to the Policy in accordance with your allocation instructions on file with us at the time the interest is credited.
The Net Accumulation Value is the Accumulation Value less the Loan Account Value. It represents the net value of your Policy and is the basis for calculating the Surrender Value.
Annual Statement
We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.
DEATH BENEFITS
The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. may impact the amount payable as Death Benefit Proceeds in your Policy. Refer to the “Riders” section of this prospectus for more information.
Death Benefit Options
Three different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:
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1)	the amount determined by the death benefit option in effect on the date of the death of the Insured, less any Indebtedness; or
2)	a percentage of the Accumulation Value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. A schedule of these percentages is in your Policy. (Please note that the investment performance of the Sub-Accounts you have chosen will impact the Accumulation Value and therefore may affect the amount of Death Benefit Proceeds payable.)
The following table provides more information about the death benefit options.
Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount (a minimum of $100,000)	None; level death benefit
2	Sum of the Specified Amount plus the Net Accumulation Value as of the date of the Insured’s death.	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the underlying Sub-Accounts or the Fixed Account.
3	Sum of the Specified Amount plus the accumulated Premiums (all Premiums paid minus the cumulative policy factor, if that factor is elected) up to the limit shown in the Policy Specifications, as of the date of the Insured’s death. Any Premium paid that will cause the Death Benefit Proceeds to exceed this limit will be applied to the Policy, but will not increase the death benefit. The cumulative policy factor, normally used in business situations, is calculated as:
a) the applicable monthly rate then used by the Internal Revenue Service (IRS); or
b) an alternative monthly rate permitted by the IRS; times
	c) the Specified Amount divided by 1000.	Will generally increase, depending on the amount of Premium paid.
If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.
Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the Specified Amount. Any increase in Specified Amount may increase the Net Amount at Risk and the Cost of Insurance Charge. (See the “Cost of Insurance Charge” section of this prospectus.) The minimum Specified Amount is currently $100,000.
A Partial Surrender may reduce the Specified Amount. If the Specified Amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed “Policy Surrenders - Partial Surrender” for details as to the impact a Partial Surrender may have on the Specified Amount.)
The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.
You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.
Option change	Impact
1 to 2	The Specified Amount will be reduced by the Accumulation Value as of the effective date of change.
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Option change	Impact
2 to 1	The Specified Amount will be increased by the Accumulation Value as of the effective date of change.
1 to 3	The Specified Amount will not change.
3 to 1	The Specified Amount will be increased by accumulated Premiums (less the cumulative policy factor if that factor is elected) as of the effective date of change.
2 to 3	The Specified Amount will be increased by the Accumulation Value as of the effective date of change.
3 to 2	• If the Accumulation Value is greater than the accumulated Premium (less cumulative policy factor if that factor elected), the Specified Amount will be reduced by the Accumulation Value less accumulated Premium (plus cumulative policy factor if that factor is elected) as of the effective date of change.
• If the Accumulation Value is less than the accumulated Premium (less the cumulative policy factor if elected), the Specified Amount will be increased by the accumulated Premium (less the cumulative policy factor if that factor is elected), less the Accumulation Value as of the effective date of change.
If you increase the Specified amount, there will be additional Surrender Charges in the event you request a surrender of the Policy. A Surrender Charge may apply to a decrease in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A schedule of Surrender Charges is included in each Policy.
Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to your Policy. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.
We may decline any request for change of the death benefit option or Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law according to the Guideline Premium Test.
The Guideline Premium Test provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the Policy’s death benefit above the Specified Amount in order to satisfy the Guideline Premium Test. If the increase in the Policy’s death benefit causes an increase in the Net Amount at Risk, charges for the cost of insurance will increase as well.
Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.
Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of the Insured, the Death Benefit Proceeds will ordinarily be paid within seven days. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined. You may choose from the following payment methods: 1) a lump
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sum; 2) a settlement option; or 3) a SecureLine® interest-bearing checking account if the proceeds are $50,000 or greater. The default payment method is a lump sum in one single check.
If you elect SecureLine®, an interest-bearing account is established from the proceeds payable on a policy administered by us. The recipient is the Owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine® account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in the recipient’s SecureLine® account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient’s account on the last day of each month. The interest rate will be updated monthly. The minimum interest rate is 1% and we may increase the rate from time to time. The interest rate credited to the recipient’s SecureLine® account may be more or less than the rate earned on funds held in Lincoln’s General Account.
There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is the Net Accumulation Value (which is the Policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the “Surrender Value”).
If we receive a surrender or Partial Surrender request in Good Order at our Administrative Office before the close of the NYSE (normally 4 p.m., Eastern time on a business day), we will process the request using the accumulation unit value computed on that Valuation Date. If we receive a surrender or Partial Surrender request in our Administrative Office after market close, we will process the request using the accumulation unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4 p.m., Eastern time). In such circumstances, surrenders or Partial Surrenders requested after such early market close will be processed using the accumulation unit value computed on the next Valuation Date.
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Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.
As of January 17, 2012, we no longer offer SecureLine® for surrenders. SecureLine® is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine® for Death Benefit Proceeds. Please see “Death Benefit Proceeds” section in this prospectus for more information about SecureLine®.
Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the Policy’s Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.
Partial Surrenders may reduce the Accumulation Value and the Specified Amount. The amount of the Partial Surrender and our Administrative Fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.
Death Benefit Option in Effect	Impact of Partial Surrender
1	Will reduce the Accumulation Value and the Specified Amount.
2	Will reduce the Accumulation Value, but not the Specified Amount.
3	Will reduce the accumulated Premiums, and the Specified Amount to the extent that the amount of the Partial Surrender exceeds the accumulated Premiums.
Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.
We may at our discretion decline any request for a Partial Surrender.
POLICY LOANS
You may borrow against the Surrender Value of your Policy. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total policy Indebtedness will not exceed 90% of an amount equal to the Accumulation Value less Surrender Charge. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy’s death benefit and Accumulation Value.
The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which Indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the Policy’s death benefit and Accumulation Value whether or not they are repaid. Interest on Policy Loans accrues at an effective annual rate of 5% in all years, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy. Policy values in the Loan Account are part of the Company's General Account.
The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed
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Account. This amount will be treated as an additional Policy Loan, and added to the Loan Account Value. Lincoln Life credits interest to the Loan Account Value at a rate of 4% in all years, so the net cost of your Policy Loan is 1%. Such interest credited is transferred to the Policy in accordance with your Net Premium Payment allocation instructions on file with us at the time the interest is credited.
Your outstanding loan balance may be repaid at any time during the lifetime of the Insured. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise.
If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate subject to the conditions in the Grace Period provision, unless the No-Lapse Provision is in effect. If your Policy lapses while a loan is outstanding, the borrowed amount may be taxable to you to the extent your Policy’s value exceeds your basis in the Policy.
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
LAPSE AND REINSTATEMENT
If at any time the Net Accumulation Value is insufficient to pay the Monthly Deduction, unless the No-Lapse Provision is in effect, all policy coverage will terminate. This is referred to as “Policy Lapse”. The Net Accumulation Value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
3)	due to Partial Surrenders;
4)	due to Indebtedness for Policy Loans; or
5)	because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Net Accumulation Value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
If the amount stated in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
No-Lapse Provision
Your Policy includes a No-Lapse Provision. This means that your Policy will not lapse as long as you have paid the required No-Lapse Premium. The No-Lapse Premium is the cumulative Premium required to maintain the No-Lapse Provision, preventing your Policy from lapse, and is shown in the Policy Specifications.
There is no difference in the calculation of policy values and death benefit between a policy that has the No-Lapse Provision, and a policy that does not. This is true whether or not the No-Lapse Provision is active and keeping the Policy from lapsing.
Availability of the No-Lapse Provision may vary in some states. Where available, there is no charge for this feature. It is only available with death benefit options 1 and 2.
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There are three levels of No-Lapse Protection:
1)	a guarantee until the Insured reaches age 100 (must be selected at time of Policy application);
2)	a guarantee for the first 20 Policy Years; and
3)	a guarantee for the first 10 Policy Years.

Level	Lapse Protection	Provision will terminate upon the earliest of
Age 100	If elected, a payment of the age 100 No-Lapse Premium is due as of the Date of Issue and each Monthly Anniversary Day to guarantee the Policy will not lapse before the Insured reaches age 100. All, or a portion of, the remaining monthly Premiums can be paid in advance at any time.

As long as the sum of all Premium Payments (less any Indebtedness and Partial Surrenders) is at least equal to the sum of the age 100 No-Lapse Premiums since the Date of Issue, the Policy will not lapse until the Insured reaches age 100, even if the Net Accumulation Value is insufficient to meet the Monthly Deductions.	1) the age 100 Premium requirement is not met,
2) there is a change in the death benefit option, or
3) the Insured reaches age 100.
A period of at least 61 days will be granted for the age 100 No-Lapse Premium if on any Monthly Anniversary Day it is determined that the age 100 No-Lapse Premium has not been met. At least 31 days before the end of that period, we will notify you of the amount of Premium necessary to maintain the age 100 No-Lapse Provision.

Once the age 100 No-Lapse Provision is terminated, it cannot be reinstated. However, you may still qualify for either the 20 year or 10 year No-Lapse Provision.
First 20 Policy Years	During the first 20 years the Policy will not lapse, even if the Net Accumulation Value is insufficient to meet the Monthly Deductions, as long as the sum of:

• all Premium Payments (less any Partial Surrenders) accumulated at 4% interest

• minus any Indebtedness

is at least equal to the sum of the 20 year No-Lapse Premiums due since Date of Issue (shown in the Policy Specifications), accumulated at 4% interest.	1) a change in the death benefit option,
2) the Insured reaches age 100, or
3) the beginning of the 21st Policy Year.

Failure to meet the No-Lapse Premium requirement during the first 20 years does not terminate the No-Lapse Provision. Any Premium shortfall can be made up while the Policy is in force or during the Policy’s Grace Period.

Continuing to pay the 20 year No-Lapse Premium beyond the termination of the 20 year No-Lapse Provision does not guarantee that the Policy will not lapse. Payments must be sufficient to cover your Monthly Deductions.

However, you may still qualify for the 10 year No-Lapse Provision.
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Level	Lapse Protection	Provision will terminate upon the earliest of
First 10 Policy Years	During the first 10 years the Policy will not lapse, even if the Net Accumulation Value is insufficient to meet the Monthly Deductions, as long as the sum of:

• all Premium Payments (less any Partial Surrenders) accumulated at 4% interest

• minus any Indebtedness

is at least equal to the sum of the 10 year No-Lapse Premiums due since Date of Issue (shown in the Policy Specifications), accumulated at 4% interest.	1) a change in the death benefit option,
2) the Insured reaches age 100, or
3) the beginning of the 11th Policy Year.

Failure to meet the No-Lapse Premium requirement during the first 10 years does not terminate the No-Lapse Provision. Any Premium shortfall can be made up while the Policy is in force or during the Policy’s Grace Period.

Continuing to pay the 10 year No-Lapse Premium beyond the termination of the 10 year No-Lapse Provision does not guarantee that the Policy will not lapse. Payments must be sufficient to cover your Monthly Deductions.
If you fail to satisfy the requirements for the age 100, 20 year and 10 year No-Lapse Provisions, and you have paid insufficient Premium to cover your Monthly Deductions, the Policy, after notice, and expiration of the Policy’s Grace Period, will lapse.
Your levels of No-Lapse Premiums are shown on the Policy Specifications pages. To determine if you are meeting the cumulative Premium Payment required to retain the No-Lapse Protection, review your most recent quarterly statement or contact our Administrative Office.
If the No-Lapse Provision terminates, the Premiums you must pay to keep the Policy in force may be significantly higher than the No-Lapse Premium would have been. If you pay only the minimum Premium needed to keep the No-Lapse Provision in force, you may be foregoing the potential for increased Accumulation Value that higher Premium Payments could provide.
If you have selected the Supplemental Term Insurance Rider, as described in the Riders section of this prospectus, it will shorten the maximum time for you to keep your No-Lapse protection. If you have chosen the Age 100 No-Lapse Provision, the maximum period will now be the first 20 years or the date the Insured reaches age 100. For the 10 year and 20 year No-Lapse Provisions, the maximum period will now be the first 5 Policy Years.
Reinstatement of a Lapsed Policy
If the No-Lapse Provision is not in effect, and your Policy has lapsed, you may reinstate your Policy within five years of the Policy Lapse date, provided:
1)	it has not been surrendered;
2)	there is an application for reinstatement in writing;
3)	satisfactory evidence of insurability of the Insured is furnished to us and we agree to accept the risk for the Insured;
4)	we receive a payment sufficient to keep your Policy in force for at least two months; and
5)	any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.
The reinstated Policy will be effective as of the Monthly Anniversary Day after the date on which we approve your application for reinstatement. Surrender Charges will be based on the duration from the original Policy Date as though the Policy never lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due. If a Policy Loan is being reinstated, the Policy's Accumulation Value at
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reinstatement will be the Accumulation Value on the date the Policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.
TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.
Taxation of Life Insurance Contracts in General
Tax Status of the Policy.  Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”) establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under the Guideline Premium Test, which limits Premiums paid depending upon the Insured's age, gender, and risk classification, provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary’s gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are “adequately diversified” in accordance with U.S. Treasury Department (“Treasury”) regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.
The Code also recognizes a Cash Value Accumulation Test, which does not limit Premiums paid, but requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the Insured’s age, gender, and risk classification. We do not apply this test to the Policy.
Investments in the Separate Account Must be Diversified.  For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”
Restriction on Investment Options.  Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.
No Guarantees Regarding Tax Treatment.  We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.
Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the death benefit payable from a life insurance policy because of the death of the Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death
41

benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the Beneficiary’s income.
Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the Insured’s death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the “investment in the contract.” (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The “investment in the contract” generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.
Policies That Are MECs
Characterization of a Policy as a Modified Endowment Contract (“MEC”).  A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Additional Taxes Payable on Withdrawals.  A 10% additional tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the additional tax exceptions apply to a taxpayer who is not an individual.
Special Rules if You Own More than One MEC.  In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% additional tax described above.
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Policies That Are Not MECs
Tax Treatment of Withdrawals.  If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
Certain Distributions Required by the Tax Law in the First 15 Policy Years.  Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.
Tax Treatment of Loans.  If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.
Other Considerations
Insured Lives Past Age 100.  If the Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the Insured attains age 100.
Compliance with the Tax Law.  We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the Premium Payments during a Policy Year exceed those permitted by the tax law, we will refund the excess Premiums within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the Policy with the federal tax definition of life insurance.
Disallowance of Interest Deductions.  Interest on Policy Loan Indebtedness is not deductible.
If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several
43

exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.
Federal Income Tax Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.
Changes in the Policy or Changes in the Law.  Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Reportable Policy Sales. Section 6050Y, added to the Code on December 22, 2017, imposes information reporting requirements on the acquirer and issuer in the case of the acquisition, or notice of the acquisition, of an existing life insurance contract in a reportable policy sale. In addition, there is a new reporting requirement on each person who makes a payment of reportable death benefits. A reportable policy sale means the acquisition of an interest in a life insurance contract, directly or indirectly, where the acquirer has no substantial family, business, or financial relationship with the insured apart from the acquirer’s interest in such life insurance contract. A reportable death benefit means the amount paid by reason of the death of the insured under a life insurance contract that has been transferred in a reportable policy sale. These new reporting requirements are effective for reportable policy sales that occur after December 31, 2017, and for reportable death benefits paid after December 31, 2017.
In Notice 2018-41, the IRS announced its intention to issue proposed regulations providing guidance to assist taxpayers in complying with the new information reporting obligations under Section 6050Y. In the Notice, the IRS also announced that for reportable policy sales and payments of reportable death benefits occurring after December 31, 2017, and before the date final regulations under Section 6050Y are published, it intends to allow additional time after the date final regulations are published to file the returns and furnish the written statements required by Section 6050Y.
Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.
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Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.
Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.
LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
FINANCIAL STATEMENTS
The December 31, 2018 financial statements of the Separate Account and the December 31, 2018 consolidated financial statements of the Company are located in the SAI.
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CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).
Contents of the SAI
GENERAL INFORMATION
Lincoln Life
Capital Markets
Registration Statement
Changes of Investment Policy
Principal Underwriter
Disaster Plan
Advertising & Ratings
Unclaimed Property
SERVICES
Independent Registered Public Accounting Firm
Accounting Services
Checkbook Service for Disbursements

POLICY INFORMATION
Case Exceptions
Assignment
Change of Ownership
Beneficiary
Right to Convert Contract
Change of Plan
Settlement Options
Deferral of Payments
Incontestability
Misstatement of Age or Gender
Suicide
ADDITIONAL INFORMATION ABOUT CHARGES
Surrender Charges
PERFORMANCE DATA
FINANCIAL STATEMENTS
Separate Account
Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.
You may request personalized illustrations of death benefits and policy values from your registered representative without charge.
You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission’s Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC’s Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.
This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnFinancial.com
Lincoln Life Flexible Premium Variable Life Account M
1933 Act Registration No. 333-118477
1940 Act Registration No. 811-08557
End of Prospectus
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GLOSSARY OF TERMS
The following terms may appear in your prospectus and are defined below:
7-Pay Test—A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.
1933 Act—The Securities Act of 1933, as amended.
1940 Act—The Investment Company Act of 1940, as amended.
Accumulation Value (Total Account Value)—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.
Administrative Fee—The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Attained Age—An Insured’s Issue Age (shown in the Policy Specifications) plus the number of completed Policy Years.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Code—Internal Revenue Code of 1986, as amended.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Full Surrender—The withdrawal of all policy values.
Good Order—The actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction.
Grace Period—The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Indebtedness—The sum of all outstanding loans and accrued interest.
Insured—The person on whose life the Policy is issued.
Lapse Notice—Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
Loan Account (Loan Collateral Account)—The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.
Loan Account Value—An amount equal to any outstanding Policy Loans, including any interest

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charged on the loans. This amount is held in the Company's General Account.
Market Timing Procedures—Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.
Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Accumulation Value—An amount equal to the Accumulation Value less the Loan Account Value.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Policy Date, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Month— The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.
Policy Specifications— The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
SAI—Statement of Additional Information.
SEC—The Securities and Exchange Commission.
Separate Account Value (Variable Accumulation Value)—An amount equal to the values in the Sub-Accounts.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate
48

your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
Surrender Value—An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.
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STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2019
Relating to Prospectus Dated May 1, 2019 for
Lincoln VULDB-IV product
Lincoln Life Flexible Premium Variable Life Account M, Registrant
The Lincoln National Life Insurance Company, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Customer Service Center
100 N. Greene Street
Greensboro, NC 27401
or by telephoning (800) 487-1485, and requesting a copy of the Lincoln VULDB-IV product prospectus.
TABLE OF CONTENTS OF THE SAI

1

GENERAL INFORMATION
Lincoln Life
The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “we”, “us”, “our”) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy, are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
On December 2, 1997, the Lincoln Life Flexible Premium Variable Life Account M (“Separate Account”) was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The Separate Account is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the Separate Account are, in accordance with the applicable variable life policies, credited to or charged against the Separate Account. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the policies and the obligations set forth in the Policy, other than those of the Owner, are ours. The Separate Account satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the Separate Account. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the Separate Account.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors – the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
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Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
If an Owner objects, his or her Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the Insured. The Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new Policy will not be affected by the investment experience of any separate account. The new Policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current Policy on the date of the conversion.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $212,069,092 in 2018, $167,206,533 in 2017 and $137,475,731 in 2016 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies. The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year Premium and 5% of all other Premiums paid.
Disaster Plan
Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best and Standard & Poor’s, and positive for Fitch. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an
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important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds.  S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify
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unclaimed death benefits and prescribes procedures for identifying and locating Beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of each of the subaccounts listed in the appendix to the opinion that comprise the Lincoln Life Flexible Premium Variable Life Account M, as of December 31, 2018, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the appendix to the opinion; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
Accounting Services
All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.
Checkbook Service for Disbursements
We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary’s name as Owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.
POLICY INFORMATION
Corporate and Group Purchasers and Case Exceptions
This Policy is available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. We reserve the right to reduce Premium Loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total Premiums expected to be paid, total assets under management for the Owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the individual Policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners invested in the Separate Account.
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Assignment
While the Insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such Indebtedness after we have recorded any assignment.
Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.
Change of Ownership
As long as the Insured is living, you may name a new Owner by recording a change in ownership in writing at our Administrative Office. The change will be effective as of the date of the latest signature in Good Order. We may require that the Policy be submitted to us for endorsement before making a change.
Beneficiary
The Beneficiary is initially designated on the application and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the Beneficiary at any time while the Insured is living, except when we have recorded an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has not reserved the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will be effective as of the date of the latest signature in Good Order.
If any Beneficiary dies before the Insured, the Beneficiary’s potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to the Company. If no named Beneficiary survives the Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Right to Convert Contract
You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future Premium Payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, attained age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a Partial Surrender. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.
Change of Plan
Your Policy may be exchanged for another issued by the Company only if the Company consents to the exchange and all requirements for the exchange, as determined by the Company, are met. Your request for exchange must be in writing.
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Settlement Options
You may elect or change a settlement option while the Insured is alive. If you have not irrevocably selected a settlement option, the Beneficiary may elect to change the settlement option within 90 days after the Insured dies. If no settlement option is selected, the Death Benefit Proceeds will be paid in a lump sum.
If you assign your Policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining Death Benefit Proceeds as elected.
Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the Policy cannot be surrendered and neither the payee nor the settlement option may be changed.
You have at least four settlement options:
1)	an annuity for the lifetime of the payee;
2)	an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months;
3)	monthly payments for a stated number of years, at least five but no more than thirty; or
4)	payment of a maximum of 3% interest annually on the sum left on deposit.
We may offer you or your Beneficiary additional settlement options in the future.
Deferment of Payments
Amounts payable as a result of loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.
Incontestability
The Company will not contest your Policy or payment of the Death Benefit proceeds based on the Initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase (in accordance with state law).
Misstatement of Age or Gender
If the age or gender of the Insured has been misstated, benefits will be adjusted based on the following values:
1)	the net amount at risk at the time of the Insured’s death;
2)	the ratio of the monthly cost of insurance applied in the Policy Month of death to the monthly cost of insurance that should have been applied at the true age and gender in the Policy Month of death; and
3)	the Accumulation Value at the time of the Insured’s death.
The amount of Death Benefit Proceeds will be 1. multiplied by 2. and then the result added to 3.
Suicide
If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If
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the Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.
ADDITIONAL INFORMATION ABOUT CHARGES
Surrender Charges
The initial maximum Surrender Charge is calculated as (a) plus (b), with that result not to exceed (c), minus (d), where
(a)	is 1.25 times the current rate net level Premium for the Specified Amount of insurance, calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest;
(b)	is $10 per $1000 of Specified Amount;
(c)	is $50 per $1000 of Specified Amount; and
(d)	is the excess of the first policy year per thousand monthly deductions over the average of the per thousand monthly deductions in policy years 2 through 20.
Algebraically, this formula is equivalent to Min{a+b,c} -d.
The maximum Surrender Charge decreases from its initial amount during the first 15 years. In general terms, the initial maximum Surrender Charge is amortized in proportion to a 20 year life contingent annuity due. In formulas, the maximum Surrender Charge at a point in time “t” years after issue is (a) times (b), where
(a)	is the initial maximum Surrender Charge; and
(b)	is the ratio of a life contingent annuity due beginning at time t and ending 20 years after issue, divided by a life contingent annuity due beginning at issue and ending 20 years after issue, both calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest.
The actual Surrender Charge may be less than the maximum Surrender Charge, and is included in each policy. No Surrender Charge is applied in the 16th Policy Year or beyond.
PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.
Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy’s expenses.
Data reflects:
•	an annual reduction for fund management fees and expenses, and
•	a policy level mortality and expense charge applied on a daily equivalent basis, but
•	no deductions for additional policy expenses (i.e., Premium Loads, Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
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Money Market Sub-Account:
The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account’s return is determined by:
a)	calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b)	dividing this figure by the unit value at the beginning of the period; then
c)	annualizing this result by the factor of 365/7.
Other Sub-Accounts:
The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
P(1 + T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
N = number of years
ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)
The formula assumes that:
(1)	all recurring fees have been charged to the Owner’s accounts; and
(2)	there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an “N/A”.
FINANCIAL STATEMENTS
The December 31, 2018 financial statements of the Separate Account and the December 31, 2018 consolidated financial statements of the Company follow.
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The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2018 and 2017

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of

The Lincoln National Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2018 and 2017, the related consolidated statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2018, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 1966.

Philadelphia, Pennsylvania

March 13, 2019

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2018	2017
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2018 – $91,219; 2017 – $85,802)	$92,787	$93,340
Equity securities (cost: 2017 – $247)	-	246
Trading securities	1,869	1,533
Equity securities	99	-
Mortgage loans on real estate	13,190	10,662
Real estate	11	11
Policy loans	2,491	2,379
Derivative investments	1,081	845
Other investments	1,951	2,006
Total investments	113,479	111,022
Cash and invested cash	1,848	947
Deferred acquisition costs and value of business acquired	10,308	8,408
Premiums and fees receivable	568	394
Accrued investment income	1,087	1,052
Reinsurance recoverables	19,826	6,515
Reinsurance related embedded derivatives	188	-
Funds withheld reinsurance assets	563	598
Goodwill	1,782	1,368
Other assets	16,663	7,349
Separate account assets	132,833	144,219
Total assets	$299,145	$281,872

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$33,884	$22,063
Other contract holder funds	90,573	79,481
Short-term debt	288	10
Long-term debt	2,401	2,374
Reinsurance related embedded derivatives	-	51
Funds withheld reinsurance liabilities	4,860	4,348
Payables for collateral on investments	4,786	4,354
Other liabilities	13,201	6,527
Separate account liabilities	132,833	144,219
Total liabilities	282,826	263,427

Contingencies and Commitments (See Note 14)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	11,237	10,713
Retained earnings	4,423	4,405
Accumulated other comprehensive income (loss)	659	3,327
Total stockholder’s equity	16,319	18,445
Total liabilities and stockholder’s equity	$299,145	$281,872

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2018	2017	2016
Revenues
Insurance premiums	$4,362	$3,018	$2,579
Fee income	5,733	5,369	5,171
Net investment income	4,844	4,760	4,631
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(7)	(18)	(141)
Portion of loss recognized in other comprehensive income	-	-	41
Net other-than-temporary impairment losses on securities recognized in earnings	(7)	(18)	(100)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(85)	(438)	(410)
Total realized gain (loss)	(92)	(456)	(510)
Amortization of deferred gain on business sold through reinsurance	4	18	69
Other revenues	507	439	403
Total revenues	15,358	13,148	12,343
Expenses
Interest credited	2,589	2,558	2,527
Benefits	6,144	4,818	4,247
Commissions and other expenses	4,583	3,967	4,005
Interest and debt expense	136	126	116
Strategic digitization expense	76	43	8
Impairment of intangibles	-	905	-
Total expenses	13,528	12,417	10,903
Income (loss) before taxes	1,830	731	1,440
Federal income tax expense (benefit)	257	(1,287)	267
Net income (loss)	1,573	2,018	1,173
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	(3,314)	1,547	692
Funded status of employee benefit plans	2	(2)	(1)
Total other comprehensive income (loss), net of tax	(3,312)	1,545	691
Comprehensive income (loss)	$(1,739)	$3,563	$1,864

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2018	2017	2016
Common Stock
Balance as of beginning-of-year	$10,713	$10,696	$10,677
Capital contributions from Lincoln National Corporation	500	-	-
Stock compensation/issued for benefit plans	24	17	19
Balance as of end-of-year	11,237	10,713	10,696

Retained Earnings
Balance as of beginning-of-year	4,405	3,342	3,118
Cumulative effect from adoption of new accounting standards	(644)	-	-
Net income (loss)	1,573	2,018	1,173
Dividends declared	(911)	(955)	(949)
Balance as of end-of-year	4,423	4,405	3,342

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	3,327	1,782	1,091
Cumulative effect from adoption of new accounting standards	644	-	-
Other comprehensive income (loss), net of tax	(3,312)	1,545	691
Balance as of end-of-year	659	3,327	1,782
Total stockholder’s equity as of end-of-year	$16,319	$18,445	$15,820

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2018	2017	2016
Cash Flows from Operating Activities
Net income (loss)	$1,573	$2,018	$1,173
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	(108)	(17)	55
Trading securities purchases, sales and maturities, net	(120)	120	165
Change in premiums and fees receivable	(87)	34	(49)
Change in accrued investment income	(6)	19	8
Change in future contract benefits and other contract holder funds	1,105	(2,062)	(2,036)
Change in reinsurance related assets and liabilities	(1,233)	1,001	542
Change in accrued expenses	(99)	86	26
Change in federal income tax accruals	65	(1,502)	146
Realized (gain) loss	92	456	511
Amortization of deferred (gain) loss on business sold through reinsurance	(4)	(18)	(69)
Change in cash management agreement	329	(277)	(66)
Impairment of intangibles	-	905	-
Other	88	91	236
Net cash provided by (used in) operating activities	1,595	854	642

Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(12,406)	(9,887)	(10,791)
Sales of available-for-sale securities and equity securities	3,191	1,773	3,076
Maturities of available-for-sale securities	6,348	5,790	5,290
Purchase of common stock in acquisition, net of cash acquired	(1,410)	-	-
Sale of business, net	(12)	-	-
Purchases of alternative investments	(314)	(357)	(302)
Sales and repayments of alternative investments	178	184	238
Proceeds from affiliate transfer of alternative investments	-	66	-
Issuance of mortgage loans on real estate	(2,920)	(2,047)	(2,127)
Repayment and maturities of mortgage loans on real estate	1,048	1,145	877
Issuance and repayment of policy loans, net	20	49	91
Net change in collateral on investments, derivatives and related settlements	654	(374)	435
Other	(191)	(123)	(99)
Net cash provided by (used in) investing activities	(5,814)	(3,781)	(3,312)

Cash Flows from Financing Activities
Capital contributions from Lincoln National Corporation	500	-	-
Payment of long-term debt, including current maturities	(13)	(290)	(250)
Issuance of long-term debt, net of issuance costs	13	75	-
Issuance (payment) of short-term debt	278	(270)	190
Proceeds from sales leaseback transaction	88	62	85
Deposits of fixed account values, including the fixed portion of variable	13,616	10,775	10,030
Withdrawals of fixed account values, including the fixed portion of variable	(5,957)	(5,764)	(5,449)
Transfers to and from separate accounts, net	(2,469)	(1,787)	(1,308)
Common stock issued for benefit plans	(25)	(29)	(22)
Dividends paid	(911)	(955)	(949)
Net cash provided by (used in) financing activities	5,120	1,817	2,327

Net increase (decrease) in cash, invested cash and restricted cash	901	(1,110)	(343)
Cash, invested cash and restricted cash as of beginning-of-year	947	2,057	2,400
Cash, invested cash and restricted cash as of end-of-year	$1,848	$947	$2,057

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of two insurance company subsidiaries, Lincoln Life & Annuity Company of New York (“LLANY”) and Liberty Life Assurance Company of Boston (“Liberty Life” or “LLACB”).  We also own several non-insurance companies, including Lincoln Financial Distributors, our wholesale distributor, and Lincoln Financial Advisors Corporation, part of LNC’s retail distributor, Lincoln Financial Network.  LNL’s principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 21 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary.  As discussed in Note 3, on May 1, 2018, LNC and LNL completed the acquisition of LLACB.  We use the equity method of accounting to recognize all of our investments in limited liability partnerships.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.  For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.  For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•	Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be other-than-temporary.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.  Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity securities in designated portfolios, some of which support modified coinsurance (“Modco”) and coinsurance with funds withheld (“CFW”) reinsurance arrangements.  Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements.  Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Equity Securities

As of January 1, 2018, equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.  Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares.  We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the equity security.  Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities.  When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset.  Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models.  The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships (“LPs”), are included in other investments on our Consolidated Balance Sheets.  We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners.  As a result, our private equity investments are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial and residential mortgage loans and are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectible are charged against the valuation allowance, and subsequent recoveries, if any, are credited to the valuation allowance.

We establish a valuation allowance to provide for the risk of credit losses inherent in our portfolio.  The valuation allowance includes specific valuation allowances for loans that are deemed to be impaired as well as general valuation allowances for pools of loans with similar risk characteristics where a property risk or market specific risk has not been identified but for which we anticipate a loss may occur. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a specific valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  General valuation allowances are primarily based on loss history adjusted for current conditions.

Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses.  Our periodic evaluation of the adequacy of the valuation allowances is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.

Our commercial loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate.  We believe all of the commercial loans in our portfolio share three primary risks:  borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our commercial mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) a valuation allowance.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase a valuation allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our commercial mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Our residential loan portfolio is primarily comprised of first lien mortgages secured by existing residential real estate.  In contrast to the commercial mortgage loan portfolio, residential mortgage loans are primarily smaller-balance homogenous loans that share similar risk characteristics.  Therefore, these pools of loans are collectively evaluated for inherent credit losses.  Such evaluations consider numerous factors, including, but not limited to borrower credit scores, collateral values, loss forecasts, geographic location, delinquency rates and economic trends.  These evaluations and assessments are revised as conditions change and new information becomes available, which can cause the valuation allowances to increase or decrease over time as such evaluations are revised.  Residential mortgage loan pools exclude loans that have been impaired as those loans are evaluated individually using the evaluation framework for specific valuation allowances described above.

For residential mortgage loans, our primary credit quality indicator is whether the loan is performing or nonperforming.  We generally define nonperforming residential mortgage loans as those that are 60 or more days past due and/or in nonaccrual status.  There is generally a higher risk of experiencing credit losses when a residential mortgage loan is nonperforming.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated lower lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include, but are not limited to, capital markets, investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We and our insurance subsidiaries enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity.  When we apply reinsurance accounting, premiums, benefits and DAC amortization are reported net of insurance ceded on our Consolidated Statements of Comprehensive Income (Loss).  Amounts currently recoverable, such as ceded reserves, are reported in reinsurance recoverables and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on our Consolidated Balance Sheets.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to our insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, if there is a contractual right of offset.

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk.  This accounting treatment results in amounts paid or received by our insurance subsidiaries to be considered on deposit with the reinsurer and such amounts are reported in other assets and other liabilities, respectively, on our Consolidated Balance Sheets.  As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value of the reporting unit is greater than the reporting unit’s carrying value, then the carrying value of the reporting unit is deemed to be recoverable.  If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issuance costs associated with line-of-credit arrangements, assets under capital leases, guaranteed living benefit (“GLB”) reserves embedded derivatives, deferred losses on business sold through reinsurance and other prepaid expenses.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, obligations under capital leases, deferred gain on business sold through reinsurance and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.  Specifically identifiable intangible assets also includes the value of customer relationships acquired (“VOCRA”) and the value of distribution agreements (“VODA”) that were acquired through our business combination during 2018.  See Note 3 for more information regarding specifically identifiable intangible assets acquired.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to capital leases.  These assets under capital leases are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

Other assets includes deferred losses on business sold through reinsurance attributable to our 2012 and 2014 reinsurance transactions where we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Other liabilities includes a deferred gain on business sold through reinsurance attributable to our annuity reinsurance agreement with Athene Holding Ltd. (“Athene”) effective October 1, 2018.  We are recognizing the gain related to this transaction over the period over which the majority of account values are expected to run off, or 20 years.  During 2012 and 2013, we completed reinsurance transactions whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gains related to these transactions over a period of 30 years.  During 2009, we completed a reinsurance transaction whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company, a wholly-owned subsidiary of LNC.  We are recognizing the gain related to this transaction over a period of 15 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that may include various types of guaranteed death benefit (“GDB”), guaranteed withdrawal benefit (“GWB”) and guaranteed income benefit (“GIB”) features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80.  The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 49 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, etc.), mortality, risk margins, maintenance expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well as the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 12.75%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

The liability for future claim reserves for long-term disability contracts for incurred and reported claims are calculated based on assumptions as to interest, claim resolution rates and offsets for other insurance including social security.  Claim resolution rate assumptions and social security offsets are based on our actual experience.  The interest rate assumptions used for discounting claim reserves are based on projected portfolio yield rates, after consideration for defaults and investment expenses, for assets supporting the liabilities.  The incurred but not reported claim reserves are based on our experiences as to the reporting lags and ultimate loss experience.  Claim reserves are subject to revision as current claim experience and projections of future factors affecting claim experience change.  Claim reserves do not include a provision for adverse deviation.

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2018 and 2017, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $56 million, $57 million and $59 million for the years ended December 31, 2018, 2017 and 2016, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

LNL’s short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of fees attributable to broker-dealer services recorded as performance obligations are met, either at the time of sale or over time based on a contractual percentage of customer account values, changes in the market value of our seed capital investments, and proceeds from reinsurance recaptures.  Other revenues earned by our Group Protection segment consist of fees from administrative services performed, which are recognized as performance obligations are met over the terms of the underlying agreements.

Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2016 through 2018 ranged from 1% to 10%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Strategic Digitization Expense

Strategic digitization expense consists primarily of costs related to our enterprise-wide digitization initiative.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We apply an estimated forfeiture rate to our accrual of compensation cost. We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

2.  New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standards Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-09, Revenue from Contracts with Customers and all related amendments

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services and defines a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity’s performance obligation.  Although the standard and all related amendments supersede nearly all existing revenue recognition guidance under GAAP, the guidance does not amend the accounting for insurance and investment contracts recognized in accordance with ASC Topic 944, Financial Services – Insurance, leases, financial instruments and guarantees.

January 1, 2018

We adopted the standard and all related amendments using the modified retrospective method.  Our primary sources of revenue are recognized in accordance with ASC Topic 944, Financial Services – Insurance; as such, revenue within the scope of the new standard primarily includes commissions and advisory fees earned by our broker-dealer operation, as well as group protection administrative service fees.  The adoption did not have a material impact on our consolidated financial condition, results of operations, stockholder’s equity or cash flows.  There were no material changes in the timing or measurement of revenues based upon the guidance.  As a result, there is no cumulative effect on retained earnings.  For more information, see Note 21.

ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities

These amendments require, among other things, the fair value measurement of investments in equity securities and certain other ownership interests that do not result in consolidation and are not accounted for under the equity method of accounting.  The change in fair value of the impacted investments in equity securities must be recognized in net income in the period of the change in fair value.  In addition, the amendments include certain enhancements to the presentation and disclosure requirements for financial assets and financial liabilities.  The guidance does not apply to Federal Home Loan Bank (“FHLB”) stock.  Early adoption of the ASU is generally not permitted, except as defined in the ASU.

January 1, 2018

At the time of adoption, we had equity securities classified as AFS with a total carrying value of $246 million.  We classified, prospectively, $110 million of equity securities within the scope of this ASU in a separate line on our Consolidated Balance Sheets.  The remaining securities, consisting of $136 million of FHLB stock, are classified in other investments on our Consolidated Balance Sheets and carried at cost.  The cumulative effect adjustment of adopting this ASU did not have a material impact on our consolidated financial condition or results of operations.

ASU 2018-02, Reclassification of Certain Tax Effects From Accumulated Other Comprehensive Income

These amendments require a reclassification from AOCI to retained earnings for stranded tax effects associated with the change in the federal corporate income tax rate in the Tax Cuts and Jobs Act (“Tax Act”) of 2017.  The amount of the reclassification is equal to the impact of the change in deferred taxes related to amounts recorded in AOCI resulting from the change in the statutory corporate tax rate from 35% to 21%.  Early adoption is permitted and retrospective application is required.

		January 1, 2018	We retrospectively reclassified $644 million of stranded tax effects from AOCI to retained earnings in the period of adoption.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-02, Leases and all related amendments

This standard establishes a new accounting model for leases.  Lessees will recognize most leases on the balance sheet as a right-of-use asset and a related lease liability.  The lease liability is measured as the present value of the lease payments over the lease term with the right-of-use asset measured at the lease liability amount and including adjustments for certain lease incentives and initial direct costs.  Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current GAAP.  This ASU permits a modified retrospective adoption approach that includes a number of optional practical expedients that entities may elect upon adoption.  Early adoption is permitted.

January 1, 2019

The adoption of this standard and related amendments will result in the recognition of approximately $200 million in right-of-use assets and lease liabilities on our Consolidated Balance Sheets as of January 1, 2019.  Comparative periods will continue to be measured and presented under historical guidance, and only the period of adoption will be subject to this ASU.  Additionally, there is not a significant difference in our pattern of lease expense recognition under this ASU, and there is no impact on cash flows.

ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities

These amendments require an entity to shorten the amortization period for certain callable debt securities held at a premium so that the premium is amortized to the earliest call date.  Early adoption is permitted, and the ASU requires adoption under a modified retrospective basis through a cumulative effect adjustment to the beginning balance of retained earnings.

		January 1, 2019	We do not expect the adoption of this guidance to have a material impact on our consolidated financial condition and results of operations.
ASU 2017-12, Targeted Improvements to Accounting for Hedging Activities

These amendments change both the designation and measurement guidance for qualifying hedging relationships and the presentation of hedge results.  These amendments retain the threshold of highly effective for hedging relationships, remove the requirement to bifurcate between the portions of the hedging relationship that are effective and ineffective, record hedge item and hedging instrument results in the same financial statement line item, require quantitative assessment initially for all hedging relationships unless the hedging relationship meets the definition of either the shortcut method or critical terms match method and allow the contractual specified index rate to be designated as the hedged risk in a cash flow hedge of interest rate risk of a variable rate financial instrument.  These amendments also eliminate the benchmark interest rate concept for variable rate instruments.  Early adoption is permitted.

		January 1, 2019	We do not expect the adoption of this guidance to have a material impact on our consolidated financial condition and results of operations.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-13, Measurement of Credit Losses on Financial Instruments

These amendments adopt a new model to measure and recognize credit losses for most financial assets.  The method used to measure estimated credit losses for AFS debt securities will be unchanged from current GAAP; however, the amendments require credit losses to be recognized through an allowance rather than as a reduction to the amortized cost of those debt securities.  The amendments will permit entities to recognize improvements in credit loss estimates on AFS debt securities by reducing the allowance account immediately through earnings.  The amendments will be adopted through a cumulative effect adjustment to the beginning balance of retained earnings as of the first reporting period in which the amendments are effective.  Early adoption is permitted for annual periods beginning after December 15, 2018, and interim periods therein.

January 1, 2020

We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations, with a primary focus on our fixed maturity securities, mortgage loans and reinsurance recoverables.

ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts

These amendments make changes to the accounting and reporting for long-duration contracts issued by an insurance entity that will significantly change how insurers account for long-duration contracts, including how they measure, recognize and make disclosures about insurance liabilities and DAC.  Under this ASU, insurers will be required to review cash flow assumptions at least annually and update them if necessary.  They also will have to make quarterly updates to the discount rate assumptions they use to measure the liability for future policyholder benefits.  The ASU creates a new category of market risk benefits (i.e., features that protect the contract holder from capital market risk and expose the insurer to that risk) that insurers will have to measure at fair value.  The ASU provides various transition methods by topic that entities may elect upon adoption.  Early adoption is permitted.

		January 1, 2021	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.

3.  Acquisition

As previously announced, on May 1, 2018, we completed the acquisition of 100% of the capital stock of Liberty Life, which operates a group benefits business (“Liberty Group Business”) and individual life and individual and group annuity business (the “Liberty Life Business”), from Liberty Mutual Insurance Company in a transaction accounted for under the acquisition method of accounting pursuant to Business Combinations Topic 805 (“Topic 805”).  The acquisition enables us to increase our market share within the group protection marketplace.

In connection with the acquisition and pursuant to the Master Transaction Agreement (“MTA”), dated January 18, 2018, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on January 22, 2018, Liberty Life sold the Liberty Life Business on May 1, 2018, by entering into reinsurance agreements and related ancillary documents (including administrative services agreements and transition services agreements) with Protective Life Insurance Company and its wholly-owned subsidiary, Protective Life and Annuity Insurance Company (together with Protective Life Insurance Company, “Protective”), providing for the reinsurance and administration of the Liberty Life Business.

Liberty Life’s excess capital of $1.8 billion was paid to Liberty Mutual Insurance Company through an extraordinary dividend at the acquisition date.  We paid $1.5 billion of cash to Liberty Mutual Insurance Company to acquire the Liberty Group Business.

We recognized $85 million of acquisition-related costs, pre-tax, for the year ended December 31, 2018.  These costs are included in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

The acquisition date fair values of certain assets and liabilities, including future contract benefits, intangible assets and related weighted average expected lives, commercial mortgage loans, reinsurance recoverables and deferred income taxes, are provisional and subject to revision within one year of the acquisition date.  Since the May 1, 2018 acquisition date, we have adjusted provisional assets acquired by $(5) million and provisional liabilities acquired by $27 million for an increase in provisional goodwill of $32 million.  Under the terms of the MTA, a final balance sheet will be agreed upon at a later date.  As such, our estimates of fair values are pending finalization, which may result in adjustments to goodwill.  The following table presents the preliminary fair values (in millions) of the net assets acquired related to the Liberty Group Business as of December 31, 2018:

Preliminary
Fair Value
Assets
Investments	$2,493
Mortgage loans on real estate	658
Cash and invested cash	107
Reinsurance recoverables	76
Premiums and fees receivable	83
Accrued investment income	24
Other intangible assets acquired	640
Other assets acquired	142
Separate account assets	99
Total assets acquired	$4,322

Liabilities
Future contract benefits	$2,930
Other contract holder funds	46
Other liabilities acquired	144
Separate account liabilities	99
Total liabilities assumed	$3,219

Net identifiable assets acquired	$1,103
Goodwill	414
Net assets acquired	$1,517

Identifiable Intangible Assets

The following table presents the fair value of identifiable intangible assets acquired (dollars in millions):

		Weighted-
		Average
		Amortization
	Fair Value	Period
VOCRA	$576	20
VODA	31	13
VOBA	30	3
Insurance licenses	3	N/A
Total identifiable intangible assets	$640

VOCRA and VODA are included in other assets on our Consolidated Balance Sheets and reflect the estimated fair value of these intangible assets related to the Liberty Group Business as of May 1, 2018.  The value of the identifiable intangible assets was estimated using a discounted cash flow method.  Significant inputs to the valuation models include estimates of expected premiums, persistency rates, investment returns, claim costs, expenses and discount rates based on a weighted average cost of capital.  The carrying values of VOCRA and VODA are amortized using a straight-line method and reviewed at least annually for indicators of impairment in value that are other-than-temporary.

For information on VOBA, see Notes 1 and 8.

The value of insurance licenses acquired was estimated using the comparable transaction method under the market approach based on arms-length transactions in which certificate authority companies with life and health insurance licenses were purchased.  The value of insurance licenses has an indefinite useful life.

Goodwill

Goodwill is calculated as the excess of the consideration transferred over the net assets recognized and represents the future economic benefits arising from assets acquired and liabilities assumed that could not be individually identified.  The goodwill recorded as part of the acquisition is attributable to expected synergies and other benefits that management believes will result from the acquisition, including an increase in distribution strength.  The goodwill resulting from the acquisition was allocated to the Group Protection segment.  The goodwill is not expected to be deductible for income tax purposes.  For more information on goodwill, see Notes 1 and 10.

Future Contract Benefits

Unpaid claims acquired reflected within future contract benefits were recorded at estimated fair value.  The reserve discount rate was based on the investment yield of the assets acquired with adjustments for risk margin.  The actuarial classifications and methodologies were adjusted to be consistent with our accounting policies and reserve methodologies.

Financial Information

Since the acquisition date of May 1, 2018, the revenues and net income of the business acquired have been included in our Consolidated Statements of Comprehensive Income (Loss) in the Group Protection segment and were $1.5 billion and $36 million, respectively, for the period ended December 31, 2018.

The following unaudited pro forma condensed consolidated results of operations of the Company assume that the acquisition of Liberty Life was completed on January 1, 2017 (in millions):

	For the Years Ended
	December 31,
	2018	2017
Revenue	$16,097	$15,080

Net income	1,642	2,034

Pro forma adjustments include the revenue and net income of the acquired business for each period as well as amortization of identifiable intangible assets acquired and the fair value adjustment to acquired insurance reserves and investments.  Other pro forma adjustments include the impact of reflecting acquisition and integration costs and investment expenses directly attributable to the business combination in 2017 instead of in 2018.  Pro forma adjustments do not include retrospective adjustments to defer and amortize acquisition costs as would be recorded under our accounting policy.

Reinsurance

Pursuant to the reinsurance agreements, the Liberty Life Business was sold to Protective for a ceding commission of $423 million.  Our amounts recoverable from reinsurers increased significantly to $19.8 billion as of December 31, 2018, from $6.5 billion as of December 31, 2017, primarily as a result of this reinsurance transaction.  As such, Protective now represents our largest reinsurance exposure.  As we are not relieved of our liability, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance recoverable from Protective.  To support its obligations under the reinsurance agreements, Protective has established trust accounts for our benefit that fully collateralize the related reinsurance recoverable.  We recorded a deferred tax asset attributed to a tax loss carryforward arising from the reinsurance transaction with Protective.

4.  Variable Interest Entities

Unconsolidated VIEs

Reinsurance Related Notes

Effective October 1, 2017, our captive reinsurance subsidiary, the Lincoln Reinsurance Company of Vermont VI, restructured the $275 million, long-term surplus note which was originally issued to a non-affiliated VIE in October 2015 in exchange for two corporate bond AFS securities of like principal and duration.  The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans.  The outstanding principal balance of the long-term surplus note is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities.  We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance.  As of December 31, 2018, the principal balance of the long-term surplus note was zero and we do not currently have any exposure to this VIE.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 5.

Limited Partnerships and Limited Liability Companies

We invest in certain LPs and limited liability companies (“LLCs”), including qualified affordable housing projects, that we have concluded are VIEs.  We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs.  Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs as we do not have the power to direct the most significant activities of the LPs and LLCs.

The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on our Consolidated Balance Sheets and were $1.7 billion and $1.4 billion as of December 31, 2018 and 2017, respectively.  Included in these carrying amounts are our investments in qualified affordable housing projects, which were $20 million and $31 million as of December 31, 2018 and 2017, respectively.  We do not have any contingent commitments to provide additional capital funding to these qualified affordable housing projects.  We receive returns from these qualified affordable housing projects in the form of income tax credits and other tax benefits, which are recognized in federal income tax expense (benefit) on our Consolidated Statements of Comprehensive Income (Loss) and were $1 million and $3 million for the years ended December 31, 2018 and 2017, respectively.

Our exposure to loss is limited to the capital we invest in the LPs and LLCs, and there have been no indicators of impairment that would require us to recognize an impairment loss related to the LPs and LLCs as of December 31, 2018.

5.  Investments

AFS Securities

In 2018, we adopted ASU 2016-01, which resulted in a new classification and measurement of our equity securities.  See Note 2 for additional information.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2018
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity AFS securities:
Corporate bonds	$78,837	$2,871	$2,167	$(8)	$79,549
ABS	898	42	6	(14)	948
U.S. government bonds	361	27	2	-	386
Foreign government bonds	402	42	-	-	444
RMBS	3,099	113	61	(13)	3,164
CMBS	810	6	16	(3)	803
CLOs	1,746	3	24	(5)	1,730
State and municipal bonds	4,498	703	17	-	5,184
Hybrid and redeemable preferred securities	568	44	33	-	579
Total AFS securities	$91,219	$3,851	$2,326	$(43)	$92,787

	As of December 31, 2017
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity AFS securities:
Corporate bonds	$74,921	$6,573	$341	$(7)	$81,160
ABS	882	51	6	(26)	953
U.S. government bonds	497	37	1	-	533
Foreign government bonds	391	55	-	-	446
RMBS	3,125	148	36	(21)	3,258
CMBS	589	10	2	(2)	599
CLOs	803	2	2	(5)	808
State and municipal bonds	4,033	932	6	-	4,959
Hybrid and redeemable preferred securities	561	85	22	-	624
Total fixed maturity securities	85,802	7,893	416	(61)	93,340
Equity AFS securities	247	16	17	-	246
Total AFS securities	$86,049	$7,909	$433	$(61)	$93,586

(1)	Includes unrealized (gains) and losses on credit-impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2018, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$3,607	$3,636
Due after one year through five years	16,429	16,449
Due after five years through ten years	18,366	18,271
Due after ten years	46,264	47,786
Subtotal	84,666	86,142
Structured securities (ABS, MBS, CLOs)	6,553	6,645
Total fixed maturity AFS securities	$91,219	$92,787

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2018
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity AFS securities:
Corporate bonds	$30,947	$1,464	$7,023	$704	$37,970	$2,168
ABS	113	2	136	13	249	15
U.S. government bonds	70	1	23	1	93	2
RMBS	436	9	796	55	1,232	64
CMBS	470	11	82	5	552	16
CLOs	1,124	21	103	3	1,227	24
State and municipal bonds	376	7	92	10	468	17
Hybrid and redeemable
preferred securities	94	6	131	27	225	33
Total AFS securities	$33,630	$1,521	$8,386	$818	$42,016	$2,339

Total number of AFS securities in an unrealized loss position						3,360

	As of December 31, 2017
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity AFS securities:
Corporate bonds	$4,726	$67	$4,706	$276	$9,432	$343
ABS	56	-	143	15	199	15
U.S. government bonds	156	-	19	1	175	1
RMBS	277	4	599	33	876	37
CMBS	113	-	60	3	173	3
CLOs	281	2	72	-	353	2
State and municipal bonds	33	-	89	5	122	5
Hybrid and redeemable
preferred securities	20	-	124	22	144	22
Total fixed maturity securities	5,662	73	5,812	355	11,474	428
Equity AFS securities	22	14	8	3	30	17
Total AFS securities	$5,684	$87	$5,820	$358	$11,504	$445

Total number of AFS securities in an unrealized loss position						1,095

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2018
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$389	$122	$1	44
Six months or greater, but less than nine months	96	49	-	11
Nine months or greater, but less than twelve months	11	8	-	2
Twelve months or greater	138	70	8	32
Total	$634	$249	$9	89

	As of December 31, 2017
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$156	$57	$1	26
Six months or greater, but less than nine months	2	1	-	4
Nine months or greater, but less than twelve months	12	6	-	7
Twelve months or greater	209	77	10	49
Total	$379	$141	$11	86

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on fixed maturity AFS securities increased by $1.9 billion for the year ended December 31, 2018.  As discussed further below, we believe the unrealized loss position as of December 31, 2018, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities.

Based upon this evaluation as of December 31, 2018, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2018, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each temporarily-impaired security.

As of December 31, 2018, the unrealized losses associated with our MBS and ABS were attributable primarily to widening credit spreads and rising interest rates since purchase.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each temporarily-impaired security.

As of December 31, 2018, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each temporarily-impaired security.

Changes in the amount of credit loss of income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$358	$411	$363
Increases attributable to:
Credit losses on securities for which an
OTTI was not previously recognized	5	13	83
Credit losses on securities for which an
OTTI was previously recognized	2	7	16
Decreases attributable to:
Securities sold, paid down or matured	(28)	(73)	(51)
Balance as of end-of-year	$337	$358	$411

During 2018,  2017 and 2016, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on fixed maturity AFS securities.

Determination of Credit Losses on Corporate Bonds

As of December 31, 2018 and 2017, we reviewed our corporate bond portfolio for potential shortfalls in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near-term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor’s (“S&P”) Rating Services or Baa3 or higher by Moody’s Investors Service (“Moody’s”), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2018 and 2017, 96% of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2018 and 2017, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.1 billion and $3.4 billion, respectively, and a fair value of $2.9 billion and $3.4 billion, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2018 and 2017, that we would recover the amortized cost of each corporate bond.

Determination of Credit Losses on MBS and ABS

As of December 31, 2018 and 2017, default rates were projected by considering underlying MBS and ABS loan performance and collateral type.  Projected default rates on existing delinquencies vary depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity, with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level loss severity, we derive the future expected credit losses.

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2018	2017
Fixed maturity securities:
Corporate bonds	$1,559	$1,250
ABS	17	15
U.S. government bonds	43	115
Foreign government bonds	23	23
RMBS	78	85
CMBS	7	2
CLOs	104	3
State and municipal bonds	16	17
Hybrid and redeemable preferred securities	22	23
Total trading securities	$1,869	$1,533

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2018,  2017 and 2016, was $(55) million, $8 million and $(3) million, respectively.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31, 2018			As of December 31, 2017
	Commercial	Residential	Total	Commercial	Residential	Total
Current	$12,959	$239	$13,198	$10,662	$-	$10,662
60 to 90 days past due	-	1	1	-	-	-
Greater than 90 days past due	-	-	-	3	-	3
Valuation allowance	-	-	-	(3)	-	(3)
Unamortized premium (discount)	(17)	8	(9)	-	-	-
Total carrying value	$12,942	$248	$13,190	$10,662	$-	$10,662

We establish a valuation allowance to provide for the risk of credit losses inherent in our portfolio.  The valuation allowance includes specific valuation allowances for loans that are deemed to be impaired as well as general valuation allowances for pools of loans with similar risk characteristics where a property risk or market specific risk has not been identified but for which we anticipate a loss has occurred.

For our commercial mortgage loans, no specifically identified loans were impaired as of December 31, 2018.  Three mortgage loans were impaired as of December 31, 2017, with an aggregate principal balance of $11 million for which a specific valuation allowance of $3 million was established resulting in a net carrying value of $8 million.

For our residential mortgage loans, no specifically identified loans were impaired as of December 31, 2018 or 2017.  The general allowance established on residential mortgage loans as of December 31, 2018, was less than $1 million.

The changes in the valuation allowance associated with impaired commercial mortgage loans on real estate (in millions) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$3	$2	$2
Additions	-	1	-
Charge-offs, net of recoveries	(3)	-	-
Balance as of end-of-year	$-	$3	$2

The average carrying value for impaired commercial mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2018	2017	2016
Average carrying value for impaired
mortgage loans on real estate	$5	$6	$6
Interest income recognized on impaired
mortgage loans on real estate	1	-	-
Interest income collected on impaired
mortgage loans on real estate	1	-	-

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our commercial mortgage loans on real estate (dollars in millions) as follows:

	As of December 31, 2018			As of December 31, 2017
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$11,656	90.1%	2.30	$9,563	89.7%	2.27
65% to 74%	1,234	9.5%	1.76	1,000	9.4%	1.94
75% to 100%	52	0.4%	1.03	91	0.8%	0.97
Greater than 100%	-	0.0%	0.00	8	0.1%	0.82
Total	$12,942	100.0%		$10,662	100.0%

As described in Note 1, we use loan performance status as the primary credit quality indicator for our residential mortgage loans on real estate (dollars in millions) as follows:

	As of December 31, 2018		As of December 31, 2017
	Carrying	% of	Carrying	% of
Performance Indicator	Value	Total	Value	Total
Performing	$247	99.6%	$-	0.0%
Nonperforming	1	0.4%	-	0.0%
Total	$248	100.0%	$-	0.0%

Our commercial mortgage loan portfolio is geographically diversified throughout the U.S. with the largest concentrations in California, which accounted for 23% and 21% of commercial mortgage loans on real estate as of December 31, 2018 and 2017, respectively, and Texas, which accounted for 12% of commercial mortgage loans on real estate as of December 31, 2018 and 2017.

Our residential mortgage loan portfolio is geographically diversified throughout the U.S. with the largest concentrations in California and Florida, which accounted for 34% and 19%, respectively, of residential mortgage loans on real estate as of December 31, 2018.  We did not have residential mortgage loan exposure as of December 31, 2017.

Alternative Investments

As of December 31, 2018 and 2017, alternative investments included investments in 234 and 221 different partnerships, respectively, and the portfolios represented approximately 1% of our overall invested assets.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Fixed maturity AFS securities	$4,129	$4,048	$4,019
Equity AFS securities	-	12	11
Trading securities	79	88	94
Equity securities	4	-	-
Mortgage loans on real estate	492	433	413
Real estate	1	1	1
Policy loans	122	134	139
Invested cash	23	11	12
Commercial mortgage loan prepayment
and bond make-whole premiums	78	138	115
Alternative investments	222	165	75
Consent fees	4	6	5
Other investments	24	5	4
Investment income	5,178	5,041	4,888
Investment expense	(334)	(281)	(257)
Net investment income	$4,844	$4,760	$4,631

Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Fixed maturity AFS securities: (1)
Gross gains	$36	$17	$65
Gross losses	(80)	(43)	(128)
Gross OTTI	(7)	(20)	(99)
Equity AFS securities:
Gross gains	-	6	8
Gross OTTI	-	-	(1)
Gain (loss) on other investments (2)	(15)	(10)	(62)
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(22)	(21)	(24)
Total realized gain (loss) related to certain investments	(88)	(71)	(241)
Realized gain (loss) on the mark-to-market on certain instruments (3)	251	(155)	(66)
Indexed annuity and IUL contracts net derivatives results: (4)
Gross gain (loss)	(51)	(22)	(1)
Associated amortization of DAC, VOBA, DSI and DFEL	12	(2)	(4)
GLB fees ceded to LNBAR and attributed fees:
Gross gain (loss)	(184)	(174)	(166)
Associated amortization of DAC, VOBA, DSI and DFEL	(32)	(32)	(32)
Total realized gain (loss)	$(92)	$(456)	$(510)

(1)	These amounts are represented net of related fair value hedging activity. See Note 6 for more information.
(2)	Includes market adjustments on equity securities still held of $(17) million for the year ended December 31, 2018.
(3)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and indexed universal life insurance (“IUL”) contracts net derivatives results), reinsurance related embedded derivatives and trading securities.

(4)

Represents the net difference between the change in fair value of the S&P 500 Index® (“S&P 500”) call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

Details underlying write-downs taken as a result of OTTI (in millions) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
OTTI Recognized in Net Income (Loss)
Fixed maturity AFS securities:
Corporate bonds	$(5)	$(13)	$(80)
ABS	(1)	(2)	(5)
RMBS	(1)	(2)	(10)
CMBS	-	(2)	(1)
State and municipal bonds	-	(1)	(3)
Total fixed maturity AFS securities	(7)	(20)	(99)
Equity AFS securities	-	-	(1)
Gross OTTI recognized in net income (loss)	(7)	(20)	(100)
Associated amortization of DAC, VOBA, DSI and DFEL	-	2	-
Net OTTI recognized in net income (loss)	$(7)	$(18)	$(100)

We recognized less than $1 million of OTTI in OCI for the years ended December 31, 2018 and 2017.  We recognized $53 million of gross OTTI in OCI, offset by $12 million for the change in DAC, VOBA, DSI and DFEL, for the year ended December 31, 2016.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on our Consolidated Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2018		As of December 31, 2017
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$616	$616	$701	$701
Securities pledged under securities lending agreements (2)	88	85	222	213
Securities pledged under repurchase agreements (3)	152	157	531	554
Investments pledged for Federal Home Loan Bank of
Indianapolis (“FHLBI”) (4)	3,930	5,923	2,900	4,235
Total payables for collateral on investments	$4,786	$6,781	$4,354	$5,703

(1)

We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 6 for additional information.

(2)

Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)

Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.

(4)

Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2018	2017	2016
Collateral payable for derivative investments	$(85)	$(112)	$(481)
Securities pledged under securities lending agreements	(134)	5	(25)
Securities pledged under repurchase agreements	(379)	1	(144)
Investments pledged for FHLBI	1,030	(450)	995
Total increase (decrease) in payables for collateral on investments	$432	$(556)	$345

We have elected not to offset our repurchase agreements and securities lending transactions in our financial statements.  The remaining contractual maturities of repurchase agreements and securities lending transactions accounted for as secured borrowings (in millions) were as follows:

	As of December 31, 2018
	Overnight and Continuous	Up to 30 Days	30 – 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
Corporate bonds	$-	$-	$-	$152	$152
Securities Lending
Corporate bonds	88	-	-	-	88
Total gross secured borrowings	$88	$-	$-	$152	$240

	As of December 31, 2017
	Overnight and Continuous	Up to 30 Days	30 – 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
Corporate bonds	$-	$100	$281	$150	$531
Securities Lending
Corporate bonds	222	-	-	-	222
Total gross secured borrowings	$222	$100	$281	$150	$753

We accept collateral in the form of securities in connection with repurchase agreements.  In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the financial statements.  In addition, we receive securities in connection with securities borrowing agreements which we are permitted to sell or re-pledge.  As of December 31, 2018, the fair value of all collateral received that we are permitted to sell or re-pledge was $537 million.  As of December 31, 2018, we have re-pledged $378 million of this collateral to cover initial margin on certain derivative investments.

Investment Commitments

As of December 31, 2018, our investment commitments were $2.1 billion, which included $843 million of LPs, $804 million of mortgage loans on real estate and $476 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2018 and 2017, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $1.4 billion and $1.2 billion, respectively, or 1% of our invested assets portfolio, and our investments in securities issued by the Federal National Mortgage Association with a fair value of $1.2 billion and $930 million, respectively, or 1% of our invested assets portfolio.  These concentrations include fixed maturity AFS, trading and equity securities.

As of December 31, 2018, our most significant investments in one industry were our investments in securities in the financial services industry and the consumer non-cyclical industry with a fair value of $16.0 billion and $13.8 billion, respectively, or 14% and 12%, respectively, of our invested assets portfolio.   As of December 31, 2017, our most significant investments in one industry were our investments in securities in the consumer non-cyclical industry and the utilities industry with a fair value of $14.3 billion and $13.8 billion, respectively, or 13% and 12%, respectively, of our invested assets portfolio. These concentrations include fixed maturity AFS, trading and equity securities.

6.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 20 for additional disclosures related to the fair value of our derivative instruments and Note 4 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

We also use forward-starting interest rate swaps to hedge the interest rate exposure within our life products related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed maturity securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities.  These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges, to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.  A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Variance Swaps

We use variance swaps to hedge the liability exposure on certain options in variable annuity products.  Variance swaps are contracts entered into at no cost whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception of the contract.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Buying Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Credit Default Swaps – Selling Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We are exposed to risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  These GLB features are reinsured among various reinsurance counterparties on either a Modco or coinsurance basis.  We cede a portion of the GLB features to LNBAR on a funds withheld modified coinsurance basis.  The funds withheld arrangement includes a dynamic hedging strategy designed to mitigate selected risks. Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the changes in embedded derivative GLB reserves assumed by LNBAR caused by those same factors.  The hedge positions are rebalanced based upon changes in these factors as needed.  While we actively manage the hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve assumed by LNBAR due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).  We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain Modco arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2018			As of December 31, 2017
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$1,528	$33	$9	$1,544	$45	$16
Foreign currency contracts (1)	2,326	167	39	1,804	79	79
Total cash flow hedges	3,854	200	48	3,348	124	95
Fair value hedges:
Interest rate contracts (1)	553	-	137	563	-	174
Non-Qualifying Hedges
Interest rate contracts (1)	100,628	464	138	72,937	657	127
Foreign currency contracts (1)	47	-	-	22	-	-
Equity market contracts (1)	30,273	676	162	30,918	562	557
Credit contracts (1)	-	-	-	52	-	-
Embedded derivatives:
GLB direct (2)	-	123	-	-	903	-
GLB ceded (2) (3)	-	72	196	-	51	954
Reinsurance related (4)	-	188	-	-	-	51
Indexed annuity and IUL contracts (2) (5)	-	902	1,305	-	11	1,418
Total derivative instruments	$135,355	$2,625	$1,986	$107,840	$2,308	$3,376

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.
(3)	Reported in other liabilities on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

Beginning in the first quarter 2017, consistent with changes enacted by the Chicago Mercantile Exchange (“CME”), the Company offset the variation margin payments with the derivative balances that are cleared through CME.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2018
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$12,968	$16,828	$49,713	$23,000	$200	$102,709
Foreign currency contracts (2)	102	268	728	1,166	109	2,373
Equity market contracts	20,876	5,011	1,236	14	3,136	30,273
Total derivative instruments
with notional amounts	$33,946	$22,107	$51,677	$24,180	$3,445	$135,355

(1)	As of December 31, 2018, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was March 2027.
(2)	As of December 31, 2018, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was September 2049.

The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2018	2017	2016
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$27	$93	$157
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cumulative effect from adoption of
new accounting standard	6	-	-
Cash flow hedges:
Interest rate contracts	(4)	43	(165)
Foreign currency contracts	44	20	(10)
Change in foreign currency exchange rate adjustment	111	(137)	96
Change in DAC, VOBA, DSI and DFEL	(14)	1	2
Income tax benefit (expense)	(29)	26	27
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	4	4	5
Interest rate contracts (2)	-	-	1
Foreign currency contracts (1)	27	18	11
Foreign currency contracts (2)	-	9	7
Associated amortization of DAC, VOBA, DSI and DFEL	(3)	(2)	(2)
Income tax benefit (expense)	(6)	(10)	(8)
Balance as of end-of-year	$119	$27	$93

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	The OCI offset is reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$4	$4	$5
Interest rate contracts (2)	-	-	1
Foreign currency contracts (1)	27	18	11
Foreign currency contracts (2)	-	9	7
Total cash flow hedges	31	31	24
Fair value hedges:
Interest rate contracts (1)	(14)	(23)	(28)
Interest rate contracts (2)	37	7	16
Total fair value hedges	23	(16)	(12)
Non-Qualifying Hedges
Interest rate contracts (2)	(149)	103	181
Foreign currency contracts (2)	5	-	(14)
Equity market contracts (2)	445	(1,427)	(1,253)
Equity market contracts (3)	(17)	28	12
Credit contracts (3)	-	1	(5)
Embedded derivatives:
GLB(2)	(1)	-	-
Reinsurance related (2)	292	(141)	(57)
Indexed annuity and IUL contracts (2)	81	(400)	(120)
Total derivative instruments	$710	$(1,821)	$(1,244)

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) recognized as a component of OCI (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Offset to net investment income	$4	22	16
Offset to realized gain (loss)	27	9	8

As of December 31, 2018, $38 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2018 and 2017, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

As of December 31, 2018, we did not have any exposure related to credit default swaps for which we are the seller.

As of December 31, 2017, information related to our credit default swaps for which we are the seller (dollars in millions) was as follows:

Credit
		Reason	Nature	Rating of	Number		Maximum
		for	of	Underlying	of	Fair	Potential
Credit Contract Type	Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
Basket credit default swaps	12/20/2022	(3)	(4)	BBB+	1	$1	$52

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody’s, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	Credit default swaps were entered into in order to hedge the liability exposure on certain variable annuity products.
(4)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of	As of
	December 31,	December 31,
	2018	2017
Maximum potential payout	$-	$52
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$-	$52

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post collateral if the market value was less than zero.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held.  As of December 31, 2018, the NPR adjustment was less than $1 million.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, we and LLANY have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  We did not have any exposure as of December 31, 2018 or 2017.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2018		As of December 31, 2017
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$33	$(4)	$116	$(1)
A+	296	(26)	178	(453)
A	106	(36)	170	(48)
A-	4	-	237	-
BBB+	177	-	-	(4)
	$616	$(66)	$701	$(506)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2018
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,282	$1,285	$2,567
Gross amounts offset	(201)	-	(201)
Net amount of assets	1,081	1,285	2,366
Gross amounts not offset:
Cash collateral	(616)	-	(616)
Non-cash collateral	(58)	-	(58)
Net amount	$407	$1,285	$1,692

Financial Liabilities
Gross amount of recognized liabilities	$806	$1,501	$2,307
Gross amounts offset	(59)	-	(59)
Net amount of liabilities	747	1,501	2,248
Gross amounts not offset:
Cash collateral	(66)	-	(66)
Non-cash collateral	(190)	-	(190)
Net amount	$491	$1,501	$1,992

	As of December 31, 2017
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,082	$965	$2,047
Gross amounts offset	(237)	-	(237)
Net amount of assets	845	965	1,810
Gross amounts not offset:
Cash collateral	(701)	-	(701)
Net amount	$144	$965	$1,109

Financial Liabilities
Gross amount of recognized liabilities	$1,037	$2,423	$3,460
Gross amounts offset	(261)	-	(261)
Net amount of liabilities	776	2,423	3,199
Gross amounts not offset:
Cash collateral	(506)	-	(506)
Net amount	$270	$2,423	$2,693

7.  Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2018	2017	2016
Current	$179	$118	$25
Deferred	78	(1,405)	242
Federal income tax expense (benefit)	$257	$(1,287)	$267

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2018	2017	2016
Tax rate times pre-tax income	$384	$256	$504
Effect of:
Tax-preferred investment income	(87)	(280)	(196)
Tax credits	(39)	(29)	(28)
Change in uncertain tax positions	1	(17)	(11)
Excess tax benefits from share-based
compensation	(3)	(8)	(4)
Goodwill impairment	-	316	-
Deferred tax impact from the Tax Cuts
and Jobs Act	3	(1,526)	-
Other items	(2)	1	2
Federal income tax expense (benefit)	$257	$(1,287)	$267
Effective tax rate	14%	-176%	19%

The effective tax rate is the ratio of tax expense (benefit) over pre-tax income (loss).  Tax-preferred investment income as reflected above relates primarily to the separate account dividends-received deduction, which generated a total tax benefit of $84 million, $264 million and $175 million for the years ended December 31, 2018, 2017 and 2016, respectively.  As a result of the Tax Act, the recorded tax benefit for the separate account dividends-received deduction was substantially less in our 2018 income tax provision as compared to prior years.

As a result of the enactment of the Tax Act on December 22, 2017, we remeasured our existing deferred tax balances at the 21% marginal corporate income tax rate and recognized a $1.5 billion tax benefit in 2017.  The SEC previously issued rules that allow for a one-year measurement period after the enactment of the Tax Act to finalize calculations and recording of the related tax impacts.  Subsequent to the enactment date, we completed our review of the provisions of the Tax Act, including the impact of the reduction in the U.S. federal corporate income tax rate and the impact of specific life insurance provisions on our financial statements.

We file with a consolidated group; however, we calculate our tax expense (benefit) on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2018	2017
Current	$205	$206
Deferred	(1,421)	(2,391)
Total federal income tax asset (liability)	$(1,216)	$(2,185)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2018	2017
Deferred Tax Assets
Future contract benefits and other contract holder funds	$549	$580
Reinsurance related embedded derivative liability	-	11
Compensation and benefit plans	120	123
Intangibles	40	-
Tax credits	-	76
Net operating losses	264	-
Other	59	8
Total deferred tax assets	$1,032	$798
Deferred Tax Liabilities
DAC	$1,380	$1,112
VOBA	302	105
Net unrealized gain on AFS securities	333	1,579
Net unrealized gain on trading securities	25	39
Intangibles	-	9
Investment activity	334	118
Reinsurance related embedded derivative asset	39	-
Deferred gain on business sold through reinsurance	34	35
Other	6	192
Total deferred tax liabilities	$2,453	$3,189
Net deferred tax asset (liability)	$(1,421)	$(2,391)

As of December 31, 2018, we had no remaining deferred tax assets related to tax credits; however, we have $1.3 billion of net operating losses to carry forward to future years.  Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2018 and 2017,  $12 million and $11 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2018	2017
Balance as of beginning-of-year	$11	$1
Increases for prior year tax positions	-	9
Increases for current year tax positions	1	1
Balance as of end-of-year	$12	$11

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2018, 2017 and 2016, we recognized interest and penalty expense (benefit) related to uncertain tax positions of zero,    zero and $(2) million, respectively.  There was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2018 and 2017.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  We are currently not under examination by the Internal Revenue Service; however, tax years 2015 and forward remain open under the applicable statute of limitations.  We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact our results.

8.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$7,909	$8,269	$8,620
Business acquired (sold) through reinsurance	(246)	-	-
Deferrals	1,596	1,345	1,339
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(913)	(922)	(879)
Unlocking	(115)	61	(276)
Adjustment related to realized gains (losses)	(42)	(55)	(51)
Adjustment related to unrealized gains (losses)	1,320	(789)	(484)
Balance as of end-of-year	$9,509	$7,909	$8,269

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$499	$874	$873
Business acquired (sold) through reinsurance	(11)	-	-
Business acquired	30	-	-
Deferrals	7	7	3
Amortization:
Amortization, excluding unlocking	(127)	(105)	(105)
Unlocking	(60)	(48)	36
Accretion of interest (1)	48	52	52
Adjustment related to realized gains (losses)	(2)	(1)	(2)
Adjustment related to unrealized gains (losses)	415	(280)	17
Balance as of end-of-year	$799	$499	$874

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.2% to 6.9%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2018, was as follows:

2019	$81
2020	77
2021	73
2022	67
2023	64

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$287	$293	$301
Business acquired (sold) through reinsurance	(21)	-	-
Deferrals	48	29	25
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(28)	(30)	(28)
Unlocking	-	(4)	(2)
Adjustment related to realized gains (losses)	(1)	(2)	(2)
Adjustment related to unrealized gains (losses)	13	1	(1)
Balance as of end-of-year	$298	$287	$293

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$1,429	$1,855	$1,923
Deferrals	874	753	628
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(474)	(383)	(345)
Unlocking	(52)	(3)	(63)
Adjustment related to realized (gains) losses	(19)	(18)	(11)
Adjustment related to unrealized (gains) losses	1,005	(775)	(277)
Balance as of end-of-year	$2,763	$1,429	$1,855

9.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

	For the Years Ended December 31,
	2018	2017	2016
Direct insurance premiums and fee income	$11,882	$10,103	$9,373
Reinsurance assumed	96	101	105
Reinsurance ceded	(1,883)	(1,817)	(1,728)
Total insurance premiums and fee income	$10,095	$8,387	$7,750

Direct insurance benefits	$8,513	$6,669	$6,112
Reinsurance recoveries netted against benefits	(2,369)	(1,851)	(1,865)
Total benefits	$6,144	$4,818	$4,247

We and our insurance subsidiaries cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.  As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2018, the policy for our reinsurance program was to retain up to $20 million on a single insured life.  As the amount we retain varies by policy, we reinsured approximately 25% of the mortality risk on newly issued life insurance contracts in 2018.  Approximately 44% and 35% of our total individual life in-force amount was reinsured as of December 31, 2018 and 2017, respectively.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.  Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers and LNBAR.  The amounts recoverable from reinsurers were $19.8 billion and $6.5 billion as of December 31, 2018 and 2017, respectively.

As disclosed in Note 3, Protective represents our largest reinsurance exposure following the sale of the Liberty Life Business that resulted in amounts recoverable from Protective of $12.1 billion as of December 31, 2018.  Protective has funded trusts, of which the balance in the trusts changes as a result of ongoing reinsurance activity, to support the business ceded, which totaled $13.7 billion as of December 31, 2018.

Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $1.5 billion and $1.9 billion as of December 31, 2018 and 2017, respectively.  Swiss Re has funded a trust, with a balance of $2.4 billion as of December 31, 2018, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2018,  included $177 million and $24 million, respectively, related to the business sold to Swiss Re.  In addition, the amounts recoverable from LNBAR were $2.5 billion and $2.1 billion as of December 31, 2018 and 2017, respectively.  LNBAR has funded trusts to support the business ceded of which the balance in the trusts changes as a result of ongoing reinsurance activity and totaled $1.9 billion as of December 31, 2018.

Portions of our deferred annuity business have been reinsured on either a coinsurance or a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2018 and 2017, the reserves associated with these reinsurance arrangements totaled $443 million and $541 million, respectively.  In addition, effective October 1, 2018, we entered into a Modco agreement with Athene to reinsure fixed and fixed indexed annuity products, which resulted in a $7.5 billion deposit asset reflected within other assets on our Consolidated Balance Sheets as of December 31, 2018.  The Modco account includes fixed maturity AFS securities, trading securities, commercial mortgage loans, derivative investments and cash that had carrying values of $6.5 billion, $559 million, $72 million, $60 million and $265 million, respectively, as of December 31, 2018.  As described in Note 1, we recorded a deferred gain on business sold through reinsurance related to the transaction with Athene and amortized $8 million of the gain during 2018.

10.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2018
	Gross	Accumulated
	Goodwill	Impairment			Net
	as of	as of	Acquisition		Goodwill
	Beginning-	Beginning-	Accounting		as of End-
	of-Year	of-Year	Adjustments	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$-	$440
Retirement Plan Services	20	-	-	-	20
Life Insurance	2,186	(1,552)	-	-	634
Group Protection	274	-	414	-	688
Total goodwill	$3,520	$(2,152)	$414	$-	$1,782

	For the Year Ended December 31, 2017
	Gross	Accumulated
	Goodwill	Impairment			Net
	as of	as of	Acquisition		Goodwill
	Beginning-	Beginning-	Accounting		as of End-
	of-Year	of-Year	Adjustments	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$-	$440
Retirement Plan Services	20	-	-	-	20
Life Insurance	2,186	(647)	-	(905)	634
Group Protection	274	-	-	-	274
Total goodwill	$3,520	$(1,247)	$-	$(905)	$1,368

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business.  Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period.  To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

As of October 1, 2018, we performed our annual quantitative goodwill impairment test for our reporting units, and the fair value was in excess of each reporting unit’s carrying value for Annuities, Retirement Plan Services, Life Insurance and Group Protection.

As of October 1, 2017, the date of our annual quantitative assessment of goodwill, our Annuities, Retirement Plan Services and Group Protection reporting units had fair values that exceeded the carrying value of each reporting unit.  Our early adoption of ASU 2017-04,

“Simplifying the Test for Goodwill Impairment,” resulted in impairment of the Life Insurance reporting unit goodwill of $905 million during the fourth quarter of 2017 driven primarily from the impact of the December 22, 2017, enactment of the Tax Act that increased the carrying value of the Life Insurance reporting unit in excess of its fair value.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2018		As of December 31, 2017
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Retirement Plan Services:
Mutual fund contract rights (1)	$5	$-	$5	$-
Life Insurance:
Sales force	100	51	100	47
Group Protection:
VOCRA	576	5	-	-
VODA	31	-	-	-
Insurance licenses (1)	3	-	-	-
Total	$715	$56	$105	$47

(1)	No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2018, was as follows:

2019	$26
2020	37
2021	37
2022	37
2023	37
Thereafter	477

11.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2018 (1)	2017 (1)
Return of Net Deposits
Total account value	$89,783	$96,941
Net amount at risk (2)	1,002	81
Average attained age of contract holders	65 years	64 years

Minimum Return
Total account value	$88	$108
Net amount at risk (2)	18	18
Average attained age of contract holders	77 years	76 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$23,365	$26,596
Net amount at risk (2)	2,007	417
Average attained age of contract holders	71 years	70 years

(1)	Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.
(2)	Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$100	$110	$115
Changes in reserves	77	8	34
Benefits paid	(16)	(18)	(39)
Balance as of end-of-year	$161	$100	$110

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2018	2017
Asset Type
Domestic equity	$54,060	$59,647
International equity	18,359	20,837
Fixed income	37,942	40,626
Total	$110,361	$121,110

Percent of total variable annuity separate account values	99%	99%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  Reserves on UL and VUL products with secondary guarantees represented 33% and 32% of total life insurance in-force reserves as of December 31, 2018 and 2017, respectively.  UL and VUL products with secondary guarantees represented 36%, 27% and 33% of total sales for the years ended December 31, 2018, 2017 and 2016, respectively.

12.  Liability for Unpaid Claims

Changes in the liability for unpaid claims (in millions), were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$2,222	$2,242	$2,307
Reinsurance recoverable	57	69	71
Net balance as of beginning-of-year	2,165	2,173	2,236
Business acquired (1)	2,842	-	-
Incurred related to:
Current year	2,531	1,346	1,395
Prior years:
Interest	120	69	71
All other incurred (2)	(208)	(76)	(156)
Total incurred	2,443	1,339	1,310
Paid related to:
Current year	(1,197)	(798)	(806)
Prior years	(1,061)	(549)	(567)
Total paid	(2,258)	(1,347)	(1,373)
Net balance as of end-of-year	5,192	2,165	2,173
Reinsurance recoverable	143	57	69
Balance as of end-of-year	$5,335	$2,222	$2,242

(1)	Represents Liberty group life and disability reserves, net, as of May 1, 2018, subject to finalization of acquisition date fair values. See Note 3 for additional information.
(2)

All other incurred is primarily impacted by the level of claim resolutions in the period compared to that which is expected by the reserve assumption. A negative number implies a favorable result where claim resolutions were more favorable than assumed. Our claim resolution rate assumption used in determining reserves is our expectation of the resolution rate we will experience over the long-term life of the block of claims. It will vary from actual experience in any one period, both favorably and unfavorably.

The majority of the reserves included above are for long-term disability claims. The interest rate assumption is an important part of the reserving process due to the long benefit period for these claims. Interest accrued on prior years reserves has been calculated on the opening reserve balance less one-half of the prior year’s incurred claim payments at our average reserve discount rate.

Long-term disability benefits may extend for many years, and claim development schedules do not reflect these longer benefit periods.  As a result, we use longer term retrospective runoff studies, experience studies and prospective studies to develop our liability estimates.    Long-term disability reserves are discounted using rates ranging from 3.25% to 5%. The discount rates vary by year of claim incurral.

A reconciliation of future contract benefits as reported in our Consolidated Balance Sheets to the liability for unpaid claims (in millions), was as follows:

	As of December 31,
	2018	2017	2016
Future contract benefits	$33,884	$22,063	$20,681
Less:
Life insurance and annuity reserves and claims due	27,133	18,414	16,923
Accident and health life insurance reserves	1,416	1,427	1,516
Liability for unpaid claims	$5,335	$2,222	$2,242

13.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2018	2017
Short-Term Debt
Short-term debt (1)	$288	$10

Long-Term Debt, Excluding Current Portion
9.76% surplus note, due 2024	$50	$50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	600	573
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	30
LIBOR + 155 bps surplus note, due 2037	25	25
4.20% surplus note, due 2037	50	50
LIBOR + 100 bps surplus note, due 2037	312	325
4.50% surplus note, due 2038	13	-
Total long-term debt	$2,401	$2,374

(1)	The short-term debt represents short-term notes payable to LNC.

On September 27, 2017, we executed the right to repay the $240 million surplus note issued on June 28, 2013, to LNC and recognized a $5 million loss on the early extinguishment of debt, pre-tax, related to unamortized issuance costs on our Consolidated Statements of Comprehensive Income (Loss).

Future principal payments due on long-term debt (in millions) as of December 31, 2018, were as follows:

2019	$-
2020	-
2021	-
2022	-
2023	-
Thereafter	2,401
Total	$2,401

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2018, was $600 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 1, 2015, we issued a surplus note of $30 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On July 1, 2017, we issued a surplus note of $25 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 30, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 155 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 1, 2017, we issued a surplus note of $50 million to LNC.  The note calls for us to pay the principal amount of the note on or before July 1, 2037, and interest to be paid quarterly at an annual rate of 4.20%.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.  On June 15, 2017, the surplus note was amended to include repayment terms stating subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.  The outstanding principal amount as of December 31, 2018, was $312 million due to executing our right to repay the surplus note in part to LNC.

On July 1, 2018, we issued a surplus note of $13 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 30, 2038, and interest to be paid quarterly at an annual rate of 4.50%.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

Credit Facilities and Letters of Credit

Credit facilities, which allow for borrowing or issuances of letters of credit (“LOCs”), and LOCs (in millions) were as follows:

		As of December 31, 2018
	Expiration	Maximum	LOCs
	Date	Available	Issued
Credit Facilities
Five-year revolving credit facility	Jun-2021	$2,500	$995
LOC facility (1)	Aug-2031	990	953
LOC facility (1)	Oct-2031	1,006	1,006
Total		$4,496	$2,954

(1)	Our wholly-owned subsidiaries entered into irrevocable LOC facility agreements with third-party lenders supporting inter-company reinsurance agreements.

On June 30, 2016, the existing credit agreement was refinanced with a syndicate of banks.  This agreement (the “credit facility”) allows for the borrowing and issuance of LOCs of up to $2.5 billion, $1.75 billion of which is available only to reimburse the banks for drawn LOCs.  The credit facility is unsecured and has a commitment termination date of June 30, 2021.  The LOCs under the facility are used primarily to satisfy reserve credit requirements of (i) LNL and LLANY for which reserve credit is provided by LNL captive reinsurance subsidiaries and LNBAR and (ii) certain ceding companies of our legacy reinsurance business.

The credit facility contains or includes:

•

Customary terms and conditions, including covenants restricting our ability to incur liens, merge or consolidate with another entity where we are not the surviving entity and dispose of all or substantially all of our assets;

•

Financial covenants including maintenance of a minimum consolidated net worth (as defined in the facility) equal to the sum of $10.5 billion plus 50% of the aggregate net proceeds of equity issuances received by us in accordance with the terms of the credit facility; and a debt-to-capital ratio as defined in accordance with the credit facility not to exceed 0.35 to 1.00; and

•	Customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.

Upon an event of default, the credit facility provides that, among other things, the commitments may be terminated and the loans then outstanding may be declared due and payable.  As of December 31, 2018, we were in compliance with all such covenants.

Our LOC facility agreements each contain customary terms and conditions, including early termination fees, covenants restricting the ability of the subsidiaries to incur liens, merge or consolidate with another entity and dispose of all or substantially all of their assets.  Upon an event of early termination, the agreements require the immediate payment of all or a portion of the present value of the future LOC fees that would have otherwise been paid.  Further, the agreements contain customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.  The events of default include payment defaults, covenant defaults, material inaccuracies in representations and warranties, bankruptcy and liquidation proceedings and other customary defaults.  Upon an event of default, the agreements provide that, among other things, obligations to issue, amend or increase the amount of any LOC shall be terminated and any obligations shall become immediately due and payable.  As of December 31, 2018, we were in compliance with all such covenants.

14.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisers and unclaimed property laws.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2018.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL’s financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2018, we estimate the aggregate range of reasonably possible losses to be up to approximately $50 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Certain reinsurers have sought rate increases on certain yearly renewable term treaties.  We are disputing the requested rate increases under these treaties.  We have initiated and will initiate arbitration proceedings, as necessary, under these treaties in order to protect our contractual rights.  Additionally, reinsurers may initiate arbitration proceedings against us.  We believe it is unlikely the outcome of these disputes will have a material adverse effect on our financial condition.  For more information about reinsurance, see Note 9.

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16-cv-00827, is a putative class action that was served on LNL on June 8, 2016.  Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy.  Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders.  On January 11, 2019, the court dismissed plaintiff’s complaint in its entirety.  On February 26, 2019, plaintiff filed a motion for leave to amend the complaint.

Hanks v. The Lincoln Life and Annuity Company of New York (“LLANY”) and Voya Retirement Insurance and Annuity Company (“Voya”), filed in the U.S. District Court for the Southern District of New York, No. 1:16-cv-6399, is a putative class action that was served on LLANY on August 12, 2016.  Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased non-guaranteed cost of insurance rates on Plaintiff’s policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff’s policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result.  Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to non-guaranteed cost of insurance rate increases in 2016 and seeks damages on their behalf.  We are vigorously defending this matter.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:17-cv-02592, is a civil action filed on February 1, 2017.  Plaintiffs own Legend Series universal life insurance policies originally issued by Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased cost of insurance rates beginning in 2016.  We are vigorously defending this matter.

In re: Lincoln National COI Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Master File No. 2:16-cv-06605-GJP, is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order dated March 20, 2017.  In addition to consolidating a number of existing matters, the order also covers any future cases filed in the same district related to the same subject matter.  Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2016.  Plaintiffs seek to represent classes of policyowners and seek damages on their behalf.  We are vigorously defending this matter.

In re: Lincoln National 2017 COI Rate Litigation, Master File No. 2:17-cv-04150 is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order of the court in March 2018.  Plaintiffs own universal life insurance policies originally issued by former Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2017.  Plaintiffs seek to represent classes of policyholders and seek damages on their behalf.  We are vigorously defending this matter.

TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, filed in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-02989, is a putative class action that was filed on July 17, 2018.  Plaintiff alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy.  Plaintiff seeks to represent all universal life and variable universal life policyholders who own policies issued by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders.  We are vigorously defending this matter.

LSH Co. and Wells Fargo Bank, National Association, as securities intermediary for LSH Co. v. Lincoln National Corporation and The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-05529, is a civil action filed on December 21, 2018.  Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates in 2016 and 2017.  Because the majority of policies at issue experienced a rate change in 2016, we expect the case will be consolidated with the In re: Lincoln National COI Litigation and EFG Bank cases, discussed above.  We are vigorously defending this matter.

Commitments

Operating Leases

We lease office space and certain equipment under various long-term lease agreements.  Rental expense on operating leases for the years ended December 31, 2018, 2017 and 2016, was $43 million, $36 million and $37 million, respectively.  Our future minimum lease payments (in millions) as of December 31, 2018, were as follows:

2019	$36
2020	36
2021	32
2022	27
2023	24
Thereafter	85
Total	$240

Capital Leases

In 2018 and 2017, we entered into sale-leaseback transactions on $88 million and $62 million, respectively, (net of amortization) of assets.  These transactions have been classified as other assets on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives.  Total accumulated amortization of all capital leased assets under sale-leaseback transactions as of December 31, 2018 and 2017, was $282 million and $101 million, respectively.  Future minimum lease payments under capital leases (in millions) as of December 31, 2018, were as follows:

2019	$97
2020	58
2021	68
2022	67
2023	91
Thereafter	28
Total minimum lease payments	409
Less: Amount representing interest	45
Present value of minimum lease payments	$364

Vulnerability from Concentrations

As of December 31, 2018, we did not have a concentration of:  business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.  For information on our investment and reinsurance concentrations, see Notes 5 and 9, respectively.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity (“ALVA”) product offered in our Annuities segment is significant to this segment.  The ALVA product accounted for 11%, 14% and 21% of Annuities’ variable annuity product deposits in 2018, 2017 and 2016, respectively, and represented approximately 38%,  40% and 41% of the segment’s total variable annuity product account values as of December 31, 2018, 2017 and 2016, respectively.  In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance SeriesSM (“AFIS”) funds.  For the Annuities segment, AFIS funds accounted for  16%,  20% and 23% of variable annuity product deposits in 2018, 2017 and 2016, respectively, and represented 45%,  47% and 47% of the segment’s total variable annuity product account values as of December 31, 2018, 2017 and 2016, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(18) million and $(17) million as of December 31, 2018 and 2017, respectively.

15.  Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2018	2017	2016
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$3,283	$1,687	$934
Cumulative effect from adoption of new accounting standards	634	-	-
Unrealized holding gains (losses) arising during the year	(5,995)	2,872	1,549
Change in foreign currency exchange rate adjustment	(107)	134	(100)
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	1,748	(703)	(460)
Income tax benefit (expense)	923	(745)	(351)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(44)	(40)	(155)
Associated amortization of DAC, VOBA, DSI and DFEL	(19)	(19)	(22)
Income tax benefit (expense)	13	21	62
Balance as of end-of-year	$536	$3,283	$1,687
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$39	$22	$19
(Increases) attributable to:
Cumulative effect from adoption of new accounting standards	9	-	-
Gross OTTI recognized in OCI during the year	-	-	(53)
Change in DAC, VOBA, DSI and DFEL	-	-	12
Income tax benefit (expense)	-	-	14
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	(18)	34	51
Change in DAC, VOBA, DSI and DFEL	(5)	(7)	(7)
Income tax benefit (expense)	4	(10)	(15)
Balance as of end-of-year	$29	$39	$22
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$27	$93	$157
Cumulative effect from adoption of new accounting standard	6	-	-
Unrealized holding gains (losses) arising during the year	40	63	(175)
Change in foreign currency exchange rate adjustment	111	(137)	96
Change in DAC, VOBA, DSI and DFEL	(14)	1	2
Income tax benefit (expense)	(29)	26	27
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	31	31	24
Associated amortization of DAC, VOBA, DSI and DFEL	(3)	(2)	(2)
Income tax benefit (expense)	(6)	(10)	(8)
Balance as of end-of-year	$119	$27	$93
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(22)	$(20)	$(19)
Cumulative effect from adoption of new accounting standard	(5)	-	-
Adjustment arising during the year	3	(4)	(2)
Income tax benefit (expense)	(1)	2	1
Balance as of end-of-year	$(25)	$(22)	$(20)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2018	2017	2016
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(44)	$(40)	$(155)	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(19)	(19)	(22)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(63)	(59)	(177)	operations before taxes
Income tax benefit (expense)	13	21	62	Federal income tax expense (benefit)
Reclassification, net of income tax	$(50)	$(38)	$(115)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$7	$5	$3	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	(1)	-	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	7	4	3	operations before taxes
Income tax benefit (expense)	(1)	(1)	-	Federal income tax expense (benefit)
Reclassification, net of income tax	$6	$3	$3	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$4	$4	$5	Net investment income
Interest rate contracts	-	-	1	Total realized gain (loss)
Foreign currency contracts	27	18	11	Net investment income
Foreign currency contracts	-	9	7	Total realized gain (loss)
Total gross reclassifications	31	31	24
Associated amortization of DAC,
VOBA, DSI and DFEL	(3)	(2)	(2)	Commissions and other expenses
Reclassifications before income				Income (loss) from continuing
tax benefit (expense)	28	29	22	operations before taxes
Income tax benefit (expense)	(6)	(10)	(8)	Federal income tax expense (benefit)
Reclassifications, net of income tax	$22	$19	$14	Net income (loss)

16.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Commissions	$2,271	$1,998	$1,927
General and administrative expenses	1,910	1,715	1,623
Expenses associated with reserve financing and unrelated LOCs	64	57	40
DAC and VOBA deferrals and interest, net of amortization	(436)	(390)	(170)
Broker-dealer expenses	358	329	320
Specifically identifiable intangible asset amortization	9	4	4
Taxes, licenses and fees	322	254	261
Acquisition and integration costs related to mergers and acquisitions	85	-	-
Total	$4,583	$3,967	$4,005

17.  Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants.  These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits.  We comply with applicable minimum funding requirements and elected to contribute $8 million for the year ended December 31, 2018.  We do not expect to be required to make any contributions to these pension plans in 2019.  We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents.  Total net periodic cost (recovery) for these plans was $6 million, $5 million and $3 million during 2018, 2017 and 2016, respectively.  In 2019, we expect to make benefit payments of approximately $10 million for these plans.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2018	2017	2018	2017

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$107	$111	$8	$7
Projected benefit obligation	112	119	10	12
Funded status	$(5)	$(8)	$(2)	$(5)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$-	$-	$-	$-
Other liabilities	(5)	(8)	(2)	(5)
Net amount recognized	$(5)	$(8)	$(2)	$(5)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	4.50%	4.00%	4.50%	4.00%
Net periodic benefit cost:
Weighted-average discount rate	4.00%	4.50%	4.00%	4.50%
Expected return on plan assets	4.50%	4.75%	6.50%	6.50%

The weighted average discount rate was determined based on a corporate yield curve as of December 31, 2018, and projected benefit obligation cash flows.  The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation.  We reevaluate these assumptions each plan year.

The following summarizes our fair value measurements of our benefit plans’ assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2018	2017

Fixed maturity securities:
Corporate bonds	$1	$1
U.S. government bonds	87	105
U.S. government mortgage-backed
securities	-	3
Cash and invested cash	19	2
Other investments	8	7
Total	$115	$118

See “Fair Value Measurement” in Note 1 for discussion on how we categorize our pension plans’ assets into the three-level fair value hierarchy.  See “Financial Instruments Carried at Fair Value” in Note 22 for a summary of our fair value measurement of our pension plans’ assets by the three-level fair value hierarchy.

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors.  These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits.  We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees.  Our expense (benefit) for these plans was $(4) million, $7 million and $9 million for the years ended December 31, 2018, 2017 and 2016, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986.  We also participate in defined contribution plans sponsored by LNC for eligible employees.  Our expense for these plans was $90 million, $85 million and $83 million, for the years ended December 31, 2018, 2017 and 2016, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents.  Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC.  The results of certain notional investment options within some of the plans are hedged by total return swaps.  Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options.  Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  Our expense for these plans was $12 million, $27 million and $22 million for the years ended December 31, 2018, 2017 and 2016, respectively.  For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2018	2017
Total liabilities (1)	$487	$517
Investments dedicated to fund liabilities (2)	170	182

(1)	Reported in other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.

18.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various stock-based incentive compensation plans that provide for the issuance of stock options, performance shares, stock appreciation rights (“SARs”) and restricted stock units (“RSUs”).  LNC issues new shares to satisfy option exercises and vested performance shares and RSUs.

Total compensation expense (in millions) by award type for all of our stock-based incentive compensation plans was as follows:

	For the Years Ended December 31,
	2018	2017	2016
Stock options	$5	$9	$9
Performance shares	14	12	10
SARs	(1)	2	3
RSUs	30	24	22
Total	$48	$47	$44

Recognized tax benefit	$10	$16	$15

19.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our respective states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our respective states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, LLACB, Lincoln Reinsurance Company of South Carolina, LLANY, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V, Lincoln Reinsurance Company of Vermont VI and Lincoln Reinsurance Company of Vermont VII.

	As of December 31,
	2018	2017
U.S. capital and surplus	$8,330	$8,074

	For the Years Ended December 31,
	2018	2017	2016
U.S. net gain (loss) from operations, after-tax	$686	$1,312	$1,088
U.S. net income (loss)	1,013	1,452	982
U.S. dividends to LNC holding company	910	954	950

Comparison of 2018 to 2017

Statutory net income (loss) decreased due primarily to lower dividends from affiliates, acquisition and integration costs incurred as part of our acquisition of LLACB, and unfavorable reserve strain on certain products.  See Note 3 for information regarding our acquisition.

Comparison of 2017 to 2016

Statutory net income (loss) increased due primarily to higher dividends from affiliates, higher realized gains on investments, and increased other revenue, partially offset by unfavorable reserve strain on certain products.

The states of domicile for LNL and LLANY, Indiana and New York, respectively, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method (“CARVM”) in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont reinsurance subsidiaries also have certain accounting practices permitted by the state of Vermont that differ from those found in NAIC SAP.  One permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2018 and 2017.  Another permitted practice involves the acquisition of an LLC note in exchange for a variable value surplus note that is recognized as an admitted asset and a form of surplus as of December 31, 2018.  Lastly, the state of Vermont has permitted a practice to account for certain excess of loss reinsurance treaties with unaffiliated reinsurers as an asset and form of surplus as of December 31, 2018.  These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 (“AG48”).

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2018	2017
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$36	$54
Conservative valuation rate on certain annuities	(55)	(50)
Vermont Subsidiaries Permitted Practices (1)
Lesser of LOC and XXX additional reserve as surplus	1,959	1,965
LLC notes and variable value surplus notes	1,634	1,585
Excess of loss reinsurance treaties	330	185

(1)	These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of AG48.

The New York State Department of Financial Services did not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees.  The change, which was effective as of December 31, 2013, impacted our New York-domiciled insurance subsidiary, LLANY.  Although LLANY discontinued the sale of these products in early 2013, the change affected those policies previously sold.  As a result, we phased in an increase in reserves over five years, from 2013 to 2017, resulting in a total increase of $450 million.

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2018, the Company’s RBC ratio was in excess of four times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the “Commissioner”), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL’s subsidiaries, LLANY, a New York-domiciled insurance company, and LLACB, a New Hampshire-domiciled company, are bound by similar restrictions, under the laws of New York and New Hampshire, respectively.  Under both New York and New Hampshire law, the applicable statutory limitation on dividends is equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $800 million in 2019 without prior approval from the respective Commissioner of Insurance.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

20.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2018		As of December 31, 2017
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities:
Fixed maturity securities	$92,787	$92,787	$93,340	$93,340
Equity securities	-	-	246	246
Trading securities	1,869	1,869	1,533	1,533
Equity securities	99	99	-	-
Mortgage loans on real estate	13,190	13,020	10,662	10,773
Derivative investments (1)	1,081	1,081	845	845
Other investments	1,951	1,951	2,006	2,006
Cash and invested cash	1,848	1,848	947	947
Reinsurance related embedded derivatives	188	188	-	-
Other assets:
GLB direct embedded derivatives	123	123	903	903
GLB ceded embedded derivatives	72	72	51	51
Indexed annuity ceded embedded derivatives	902	902	11	11
Separate account assets	132,833	132,833	144,219	144,219

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(1,305)	(1,305)	(1,418)	(1,418)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(542)	(542)	(592)	(592)
Account values of certain investment contracts	(34,500)	(36,321)	(32,332)	(36,161)
Short-term debt	(288)	(288)	(10)	(10)
Long-term debt	(2,401)	(2,519)	(2,374)	(2,677)
Reinsurance related embedded derivatives	-	-	(51)	(51)
Other liabilities:
Derivative liabilities (1)	(226)	(226)	(455)	(455)
GLB ceded embedded derivatives	(196)	(196)	(954)	(954)

Benefit Plans’ Assets (2)	115	115	118	118

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for information regarding our benefit plans.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  Other investments also includes FHLB stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value.  The inputs used to measure the fair value of our LPs, other privately held investments and FHLB stock are classified as Level 3 within the fair value hierarchy.  The remaining assets in other investments include cash collateral receivables and securities that are not LPs or other privately held investments. The inputs used to measure the fair value of these assets are classified as Level 1 within the fair value hierarchy.

Separate Account Assets

Separate account assets are primarily carried at fair value.  A portion of our separate account assets includes LPs, which are accounted for using the equity method of accounting.  The carrying value is based on our proportional share of the net assets of the LPs and approximates fair value. The inputs used to measure the fair value of the separate account asset LPs are classified as Level 3 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2018 and 2017, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is based on quoted market prices.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2018 or 2017, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2018
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$73,897	$5,652	$79,549
ABS	-	919	29	948
U.S. government bonds	368	18	-	386
Foreign government bonds	-	335	109	444
RMBS	-	3,157	7	3,164
CMBS	-	801	2	803
CLOs	-	1,625	105	1,730
State and municipal bonds	-	5,184	-	5,184
Hybrid and redeemable preferred securities	66	438	75	579
Trading securities	43	1,759	67	1,869
Equity securities	16	58	25	99
Derivative investments (1)	-	636	704	1,340
Cash and invested cash	-	1,848	-	1,848
Reinsurance related embedded derivatives	-	188	-	188
Other assets:
GLB direct embedded derivatives	-	-	123	123
GLB ceded embedded derivatives	-	-	72	72
Indexed annuity ceded embedded derivatives	-	-	902	902
Separate account assets	665	132,135	-	132,800
Total assets	$1,158	$222,998	$7,872	$232,028

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,305)	$(1,305)
Other liabilities:
Derivative liabilities (1)	-	(314)	(171)	(485)
GLB ceded embedded derivatives	-	-	(196)	(196)
Total liabilities	$-	$(314)	$(1,672)	$(1,986)

Benefit Plans’ Assets	$-	$115	$-	$115

	As of December 31, 2017
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$75,810	$5,350	$81,160
ABS	-	927	26	953
U.S. government bonds	522	6	5	533
Foreign government bonds	-	336	110	446
RMBS	-	3,246	12	3,258
CMBS	-	593	6	599
CLOs	-	717	91	808
State and municipal bonds	-	4,959	-	4,959
Hybrid and redeemable preferred securities	70	478	76	624
Equity AFS securities	28	57	161	246
Trading securities	73	1,411	49	1,533
Derivative investments (1)	-	740	603	1,343
Cash and invested cash	-	947	-	947
Other assets:
GLB direct embedded derivatives	-	-	903	903
GLB ceded embedded derivatives	-	-	51	51
Indexed annuity ceded embedded derivatives	-	-	11	11
Separate account assets	814	143,405	-	144,219
Total assets	$1,507	$233,632	$7,454	$242,593

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,418)	$(1,418)
Reinsurance related embedded derivatives	-	(51)	-	(51)
Other liabilities:
Derivative liabilities (1)	-	(380)	(573)	(953)
GLB ceded embedded derivatives	-	-	(954)	(954)
Total liabilities	$-	$(431)	$(2,945)	$(3,376)

Benefit Plans’ Assets	$-	$118	$-	$118

(1)	Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2018
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net (2)	Net (3)(4)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$5,350	$10	$(198)	$542	$(52)	$5,652
ABS	26	-	-	5	(2)	29
U.S. government bonds	5	-	-	(5)	-	-
Foreign government bonds	110	-	(1)	-	-	109
RMBS	12	-	-	7	(12)	7
CMBS	6	-	-	35	(39)	2
CLOs	91	-	-	218	(204)	105
Hybrid and redeemable
preferred securities	76	-	(1)	-	-	75
Equity AFS securities	161	-	-	-	(161)	-
Trading securities	49	(5)	-	30	(7)	67
Equity securities	-	(1)	-	-	26	25
Derivative investments	30	168	(74)	409	-	533
Other assets: (6)
GLB direct embedded derivatives	903	(780)	-	-	-	123
GLB ceded embedded derivatives	51	21	-	-	-	72
Indexed annuity ceded embedded derivatives	11	(117)	-	1,008	-	902
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,418)	198	-	(85)	-	(1,305)
Other liabilities – GLB ceded embedded
derivatives (6)	(954)	758	-	-	-	(196)
Total, net	$4,509	$252	$(274)	$2,164	$(451)	$6,200

	For the Year Ended December 31, 2017
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (3)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$4,809	$17	$199	$(45)	$370	$5,350
ABS	33	-	-	-	(7)	26
U.S. government bonds	-	-	-	-	5	5
Foreign government bonds	111	-	(1)	-	-	110
RMBS	3	-	-	19	(10)	12
CMBS	7	-	1	54	(56)	6
CLOs	68	-	-	124	(101)	91
State and municipal bonds	-	(1)	-	-	1	-
Hybrid and redeemable
preferred securities	76	-	14	-	(14)	76
Equity AFS securities	177	1	(3)	(13)	(1)	161
Trading securities	65	3	8	(26)	(1)	49
Derivative investments	(93)	(27)	127	23	-	30
Other assets: (6)
GLB direct embedded derivatives	-	903	-	-	-	903
GLB ceded embedded derivatives	371	(320)	-	-	-	51
Indexed annuity ceded embedded derivatives	-	-	-	11	-	11
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,139)	(400)	-	121	-	(1,418)
Other liabilities: (6)
GLB direct embedded derivatives	(371)	371	-	-	-	-
GLB ceded embedded derivatives	-	(954)	-	-	-	(954)
Total, net	$4,117	$(407)	$345	$268	$186	$4,509

	For the Year Ended December 31, 2016
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (3)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$4,273	$4	$(29)	$159	$402	$4,809
ABS	45	-	(1)	14	(25)	33
U.S. government bonds	-	-	-	(2)	2	-
Foreign government bonds	111	-	-	-	-	111
RMBS	1	-	-	54	(52)	3
CMBS	10	2	(1)	27	(31)	7
CLOs	551	-	-	138	(621)	68
Hybrid and redeemable
preferred securities	94	-	(3)	(15)	-	76
Equity AFS securities	164	5	(4)	12	-	177
Trading securities	73	3	-	6	(17)	65
Derivative investments	555	(483)	(1)	(164)	-	(93)
Other assets – GLB ceded
embedded derivatives (6)	952	(581)	-	-	-	371
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,100)	(120)	-	81	-	(1,139)
VIEs’ liabilities – derivative instruments (7)	(4)	4	-	-	-	-
Other liabilities:
Credit default swaps (7)	(9)	(6)	-	15	-	-
GLB direct embedded derivatives (6)	(952)	581	-	-	-	(371)
Total, net	$4,764	$(591)	$(39)	$325	$(342)	$4,117

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2)	Issuances, sales, maturities, settlements, calls, net, include financial instruments acquired from Liberty Life as follows: corporate bonds of $67 million and ABS of $17 million.
(3)

Transfers into or out of Level 3 for AFS and trading securities are reported at amortized cost as of the beginning-of-year.  For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in the prior years.

(4)	Transfers into or out of Level 3 for FHLB stock between equity securities and other investments are displayed at cost on our Consolidated Balance Sheets.
(5)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(6)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(7)	The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2018
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,068	$(171)	$(3)	$(275)	$(77)	$542
ABS	22	(17)	-	-	-	5
U.S. government bonds	-	(5)	-	-	-	(5)
RMBS	7	-	-	-	-	7
CMBS	39	-	-	(4)	-	35
CLOs	218	-	-	-	-	218
Trading securities	54	(24)	-	-	-	30
Equity securities	1	(1)	-	-	-	-
Derivative investments	365	465	(421)	-	-	409
Other assets – indexed annuity ceded
embedded derivatives	1,030	-	-	(22)	-	1,008
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(284)	-	-	199	-	(85)
Total, net	$2,520	$247	$(424)	$(102)	$(77)	$2,164

	For the Year Ended December 31, 2017
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$850	$(448)	$(98)	$(205)	$(144)	$(45)
RMBS	19	-	-	-	-	19
CMBS	55	-	-	(1)	-	54
CLOs	124	-	-	-	-	124
Equity AFS securities	18	(31)	-	-	-	(13)
Trading securities	2	(27)	-	(1)	-	(26)
Derivative investments	197	233	(407)	-	-	23
Other assets – indexed annuity ceded
embedded derivatives	11	-	-	-	-	11
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(71)	-	-	192	-	121
Total, net	$1,205	$(273)	$(505)	$(15)	$(144)	$268

	For the Year Ended December 31, 2016
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$560	$(62)	$(23)	$(176)	$(140)	$159
ABS	15	-	-	(1)	-	14
U.S. government bonds	-	-	-	(2)	-	(2)
RMBS	54	-	-	-	-	54
CMBS	31	(1)	-	(3)	-	27
CLOs	140	-	-	(2)	-	138
Hybrid and redeemable preferred
securities	-	(15)	-	-	-	(15)
Equity AFS securities	18	(6)	-	-	-	12
Trading securities	7	-	-	(1)	-	6
Derivative investments	176	(169)	(171)	-	-	(164)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(70)	-	-	151	-	81
Other liabilities – credit default swaps	-	15	-	-	-	15
Total, net	$931	$(238)	$(194)	$(34)	$(140)	$325

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2018	2017	2016
Derivative investments	$90	$(266)	$(432)
Embedded derivatives:
Indexed annuity and IUL contracts	(38)	(14)	(16)
Other assets – GLB direct and ceded	(75)	1,904	1,122
Other liabilities – GLB direct and ceded	75	(1,904)	(1,122)
VIEs’ liabilities – derivative instruments	-	-	4
Total, net (1)	$52	$(280)	$(444)

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2018
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$78	$(130)	$(52)
ABS	-	(2)	(2)
RMBS	-	(12)	(12)
CMBS	1	(40)	(39)
CLOs	-	(204)	(204)
Equity AFS securities	-	(161)	(161)
Trading securities	-	(7)	(7)
Equity securities	26	-	26
Total, net	$105	$(556)	$(451)

	For the Year Ended December 31, 2017
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$458	$(88)	$370
ABS	14	(21)	(7)
U.S. government bonds	5	-	5
RMBS	-	(10)	(10)
CMBS	3	(59)	(56)
CLOs	30	(131)	(101)
State and municipal bonds	2	(1)	1
Hybrid and redeemable preferred securities	-	(14)	(14)
Equity AFS securities	-	(1)	(1)
Trading securities	4	(5)	(1)
Total, net	$516	$(330)	$186

	For the Year Ended December 31, 2016
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$605	$(203)	$402
ABS	3	(28)	(25)
U.S. government bonds	9	(7)	2
RMBS	2	(54)	(52)
CMBS	-	(31)	(31)
CLOs	-	(621)	(621)
Trading securities	1	(18)	(17)
Total, net	$620	$(962)	$(342)

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2018, 2017 and 2016, transfers in and out of Level 3 were attributable primarily to the securities’ observable market information no longer being available or becoming available.  In 2018, transfers into or out of Level 3 also include FHLB stock between equity securities and other investments at cost on our Consolidated Balance Sheets.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the years ended December 31, 2018, 2017 and 2016, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2018:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$2,456	Discounted cash flow	Liquidity/duration adjustment (1)	0.6%	-	28.6%
ABS	23	Discounted cash flow	Liquidity/duration adjustment (1)	2.9%	-	2.9%
Foreign government bonds	77	Discounted cash flow	Liquidity/duration adjustment (1)	1.3%	-	1.3%
Hybrid and redeemable
preferred securities	4	Discounted cash flow	Liquidity/duration adjustment (1)	1.6%	-	1.6%
Equity securities	20	Discounted cash flow	Liquidity/duration adjustment (1)	4.5%	-	5.4%
Other assets:
GLB direct and ceded
embedded derivatives	195	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.03%	-	0.41%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

Indexed annuity ceded
embedded derivatives	902	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	$(1,305)	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Other liabilities – GLB ceded
embedded derivatives	(196)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.03%	-	0.41%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%
(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•

Indexed annuity and IUL contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.

•

GLB embedded derivatives – Assuming our GLB direct embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

21.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  As discussed in Note 3, we completed the acquisition of Liberty Life during the second quarter of 2018.  Related results are included within the Group Protection segment.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers group non-medical insurance products, including short and long-disability, absence management services, term life, dental, vision and accident and critical illness benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

Other Operations includes investments related to our excess capital; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; debt costs; strategic digitization expense; and other corporate investments.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
▪	GLB rider fees ceded to LNBAR;
▪	The net valuation premium of the GLB attributed rider fees;

▪

Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value; and

▪	Changes in the fair value of equity securities;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations;
•	Acquisition and integration costs related to mergers and acquisitions; and
•	Income (loss) from the initial adoption of new accounting standards, regulations, and policy changes including the net impact from the Tax Cuts and Jobs Act.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rates of 21% and 35%, where applicable, while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our segment measures of performance to the GAAP measures presented in our consolidated results of operations.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2018	2017	2016
Revenues
Operating revenues:
Annuities	$4,025	$4,034	$3,710
Retirement Plan Services	1,164	1,152	1,092
Life Insurance	6,489	6,128	5,798
Group Protection	3,756	2,200	2,129
Other Operations	209	263	301
Excluded realized gain (loss), pre-tax	(285)	(630)	(690)
Amortization of deferred gain arising from reserve changes
on business sold through reinsurance, pre-tax	-	1	3
Total revenues	$15,358	$13,148	$12,343

	For the Years Ended December 31,
	2018	2017	2016
Net Income (Loss)
Income (loss) from operations:
Annuities	$1,122	$1,072	$971
Retirement Plan Services	160	142	121
Life Insurance	530	522	464
Group Protection	186	103	65
Other Operations	(130)	(30)	-
Excluded realized gain (loss), after-tax	(225)	(409)	(450)
Gain (loss) on early extinguishment of debt, after-tax	-	(3)	-
Income (loss) from reserve changes (net of related amortization)
on business sold through reinsurance, after-tax	-	-	2
Net impact from the Tax Cuts and Jobs Act	(3)	1,526	-
Impairment of intangibles, after-tax	-	(905)	-
Acquisition and integration costs related to mergers and acquisitions, after-tax	(67)	-	-
Net income (loss)	$1,573	$2,018	$1,173

	For the Years Ended December 31,
	2018	2017	2016
Net Investment Income
Annuities	$947	$982	$983
Retirement Plan Services	892	893	855
Life Insurance	2,546	2,496	2,403
Group Protection	259	167	176
Other Operations	200	222	214
Total net investment income	$4,844	$4,760	$4,631

	For the Years Ended December 31,
	2018	2017	2016
Amortization of DAC and VOBA, Net of Interest
Annuities	$347	$402	$310
Retirement Plan Services	27	26	27
Life Insurance	701	455	709
Group Protection	92	79	126
Total amortization of DAC and VOBA, net of interest	$1,167	$962	$1,172

	For the Years Ended December 31,
	2018	2017	2016
Federal Income Tax Expense (Benefit)
Annuities	$187	$198	$261
Retirement Plan Services	28	50	43
Life Insurance	116	236	210
Group Protection	50	55	35
Other Operations	(48)	(78)	(42)
Excluded realized gain (loss)	(61)	(220)	(241)
Gain (loss) on early extinguishment of debt	-	(2)	-
Reserve changes (net of related amortization)
on business sold through reinsurance	-	-	1
Net impact from the Tax Cuts and Jobs Act	3	(1,526)	-
Acquisition and integration costs related to
mergers and acquisitions	(18)
Total federal income tax expense (benefit)	$257	$(1,287)	$267

	As of December 31,
	2018	2017
Assets
Annuities	$145,462	$144,035
Retirement Plan Services	35,742	37,077
Life Insurance	82,153	81,565
Group Protection	8,495	4,033
Other Operations	27,293	15,162
Total assets	$299,145	$281,872

Revenue from Contracts with Customers

As discussed in Note 2, we adopted ASU 2014-09, Revenue from Contracts with Customers, as of January 1, 2018, that applies primarily to commissions and advisory fees earned by our broker dealer operation.  The following table illustrates the revenue recognized from contracts with customers reported within fee income and other revenues on our Consolidated Statements of Comprehensive Income (Loss) and timing of revenue recognition by segment (in millions):

	For the Year Ended December 31, 2018
		Retirement
		Plan	Life	Group	Other
	Annuities	Services	Insurance	Protection	Operations	Total
Revenue from Contracts with Customers
Fee income	$534	$167	$22	$-	$-	$723
Other revenues	372	17	10	114	-	513
Total revenue from contracts
with customers	$906	$184	$32	$114	$-	$1,236

Timing of Revenue Recognition
Satisfaction of performance obligation:
Transferred at a point in time	$24	$5	$7	$-	$-	$36
Transferred over time	882	179	25	114	-	1,200
Total revenue from contracts
with customers	$906	$184	$32	$114	$-	$1,236

Revenue recognized from contracts with customers included in fee income consists primarily of wholesaling-related 12b-1 fees and net investment advisory fees.  The 12b-1 fees are received from separate account fund sponsors as compensation for servicing the underlying mutual funds.  The net investment advisory fees are related to asset management of certain separate account funds.  Such revenues are recorded based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers, and on a contractual percentage of the customer’s managed assets over the period advisory services are provided, respectively.

Revenue recognized from contracts with customers included in other revenues primarily relates to our retail sales network and consists of commission revenue for the sale of non-affiliated securities recorded on a trade-date basis and advisory fee income.  Advisory fee income is asset-based revenues recorded as earned based on a contractual percentage of customer account values.  Other revenues earned by our Group Protection segment consist of fees from administrative services performed, which are recognized as performance obligations are met over the terms of the underlying agreements.

22.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2018	2017	2016
Interest paid	$154	$123	$91
Income taxes paid (received)	192	215	121
Significant non-cash investing and financing transactions:
Acquisition of note receivable from affiliate	31	74	42
Investments received in financing transactions	263	-	-
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	58	109	124
Carrying value of liability	(58)	(109)	(124)
Net asset (liability) from exchange	$-	$-	$-

23.  Quarterly Results of Operations (Unaudited)

The unaudited quarterly results of operations (in millions) were as follows:

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31, (1)
2018
Total revenues	$3,404	$3,852	$4,039	$4,063
Total expenses	2,921	3,357	3,619	3,631
Net income (loss)	407	420	378	368

2017
Total revenues	$3,229	$3,237	$3,269	$3,413
Total expenses	2,881	2,840	2,809	3,887
Net income (loss)	349	321	385	963

(1)Fourth quarter 2017 results include a goodwill impairment charge and the impacts of remeasuring our existing deferred tax balances for the impact of the Tax Act as disclosed elsewhere herein.

24.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

	As of December 31,
	2018	2017
Assets with affiliates:
Inter-company notes	$1,512	$1,444	Fixed maturity AFS securities
Limited partnerships	-	(66)	Other investments
Ceded reinsurance contracts	(188)	(188)	Deferred acquisition costs and value of
			business acquired
Accrued inter-company interest receivable	11	8	Accrued investment income
Ceded reinsurance contracts	2,574	2,152	Reinsurance recoverables
Ceded reinsurance contracts	191	8	Reinsurance related embedded derivatives
Ceded reinsurance contracts	235	244	Other assets
Cash management agreement	112	441	Other assets
Service agreement receivable	5	15	Other assets

Liabilities with affiliates:
Assumed reinsurance contracts	29	32	Future contract benefits
Assumed reinsurance contracts	400	400	Other contract holder funds
Ceded reinsurance contracts	(46)	(47)	Other contract holder funds
Inter-company short-term debt	288	10	Short-term debt
Inter-company long-term debt	2,401	2,374	Long-term debt
Ceded reinsurance contracts	3,120	2,587	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	325	1,023	Other liabilities
Accrued inter-company interest payable	13	29	Other liabilities
Service agreement payable	56	8	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2018	2017	2016
Revenues with affiliates:
Premiums received on assumed (paid on ceded)	$(404)	$(393)	$(389)	Insurance premiums
reinsurance contracts
Fees for management of general account	(106)	(100)	(117)	Net investment income
Net investment income on ceded funds withheld treaties	(123)	(84)	(69)	Net investment income
Net investment income on inter-company notes	49	42	38	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	709	(1,055)	(516)	Realized gain (loss)
Other gains (losses)	237	(150)	(93)	Realized gain (loss)
Reinsurance related settlements	(1,189)	951	488	Realized gain (loss)
Amortization of deferred gain on reinsurance contracts	(5)	(5)	(5)	Amortization of deferred gain
				on business sold through
				reinsurance
Benefits and expenses with affiliates:
Interest credited on assumed reinsurance contracts	57	67	61	Interest credited
Reinsurance (recoveries) benefits on ceded reinsurance	(610)	(299)	(424)	Benefits
Ceded reinsurance contracts	(8)	(12)	(14)	Commissions and other
				expenses
Service agreement payments	3	3	76	Commissions and other
				expenses
Interest expense on inter-company debt	126	120	111	Interest and debt expense

Inter-Company Notes

LNC issues inter-company notes to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of December 31, 2018.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, assets under management, weighted policies in force and sales.

Ceded Reinsurance Contracts

As discussed in Note 9, we cede insurance contracts to LNBAR.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 6, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $1.2 billion and $610 million as of December 31, 2018 and 2017, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

Lincoln Life Flexible Premium Variable Life Account M

Lincoln Life Flexible Premium Variable Life Account M

Statements of assets and liabilities

December 31, 2018

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
AB VPS Global Thematic Growth Portfolio - Class A	$8,149,241	$2,393	$8,151,634	$—	$377	$8,151,257
AB VPS Growth and Income Portfolio - Class A	16,767,801	1,088	16,768,889	—	504	16,768,385
AB VPS International Value Portfolio - Class A	8,422,740	3,244	8,425,984	—	170	8,425,814
AB VPS Large Cap Growth Portfolio - Class A	3,310,742	—	3,310,742	201	117	3,310,424
AB VPS Small/Mid Cap Value Portfolio - Class A	39,555,875	42,783	39,598,658	—	1,791	39,596,867
American Century VP Balanced Fund - Class I	18,398,584	66,724	18,465,308	—	1,291	18,464,017
American Century VP Inflation Protection Fund - Class I	11,195,792	6,595	11,202,387	—	279	11,202,108
American Funds Global Growth Fund - Class 2	96,472,446	282,566	96,755,012	—	4,894	96,750,118
American Funds Global Small Capitalization Fund - Class 2	75,601,984	48,706	75,650,690	—	3,656	75,647,034
American Funds Growth Fund - Class 2	296,710,079	146,125	296,856,204	—	13,617	296,842,587
American Funds Growth-Income Fund - Class 2	304,315,172	316,401	304,631,573	—	14,930	304,616,643
American Funds International Fund - Class 2	170,672,669	69,919	170,742,588	—	8,024	170,734,564
BlackRock Global Allocation V.I. Fund - Class I	191,847,033	113,628	191,960,661	—	10,756	191,949,905
ClearBridge Variable Mid Cap Portfolio - Class I	15,972,149	11,275	15,983,424	—	1,015	15,982,409
Delaware VIP® Diversified Income Series - Standard Class	67,948,297	58,290	68,006,587	—	3,017	68,003,570
Delaware VIP® Emerging Markets Series - Standard Class	78,206,973	86,502	78,293,475	—	3,679	78,289,796
Delaware VIP® High Yield Series - Standard Class	16,424,076	—	16,424,076	16	496	16,423,564
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	59,671,316	22,026	59,693,342	—	2,774	59,690,568
Delaware VIP® REIT Series - Standard Class	50,598,364	48,438	50,646,802	—	2,250	50,644,552
Delaware VIP® Small Cap Value Series - Standard Class	66,315,421	16,448	66,331,869	—	3,013	66,328,856
Delaware VIP® Smid Cap Core Series - Standard Class	55,863,622	27,486	55,891,108	—	2,750	55,888,358
Delaware VIP® U.S. Growth Series - Standard Class	27,260,568	35,132	27,295,700	—	1,102	27,294,598
Delaware VIP® Value Series - Standard Class	61,110,976	87,528	61,198,504	—	2,837	61,195,667
DWS Alternative Asset Allocation VIP Portfolio - Class A	13,826,169	2,870	13,829,039	—	704	13,828,335
DWS Equity 500 Index VIP Portfolio - Class A	39,993,227	33,861	40,027,088	—	1,439	40,025,649
DWS Small Cap Index VIP Portfolio - Class A	9,268,536	25,150	9,293,686	—	315	9,293,371
Fidelity® VIP Asset Manager Portfolio - Initial Class	544,863	—	544,863	1,064	25	543,774
Fidelity® VIP Contrafund® Portfolio - Service Class	176,801,649	283,714	177,085,363	—	8,450	177,076,913
Fidelity® VIP Equity-Income Portfolio - Initial Class	1,649,169	491	1,649,660	—	74	1,649,586
Fidelity® VIP Equity-Income Portfolio - Service Class	5,173,370	36	5,173,406	—	194	5,173,212
Fidelity® VIP Growth Opportunities Portfolio - Service Class	3,480,694	—	3,480,694	357	124	3,480,213
Fidelity® VIP Growth Portfolio - Service Class	41,609,947	175,382	41,785,329	—	2,220	41,783,109
Fidelity® VIP High Income Portfolio - Service Class	1,641,353	—	1,641,353	45	71	1,641,237
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	909,640	—	909,640	177	41	909,422
Fidelity® VIP Mid Cap Portfolio - Service Class	71,550,422	116,939	71,667,361	—	3,556	71,663,805
Fidelity® VIP Overseas Portfolio - Service Class	5,793,406	633	5,794,039	—	174	5,793,865
Franklin Income VIP Fund - Class 1	78,418,122	191,275	78,609,397	—	4,180	78,605,217

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account M

Statements of assets and liabilities (continued)

December 31, 2018

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
Franklin Mutual Shares VIP Fund - Class 1	$47,796,336	$264,463	$48,060,799	$—	$1,957	$48,058,842
Franklin Small-Mid Cap Growth VIP Fund - Class 1	12,470,823	4,929	12,475,752	—	356	12,475,396
Invesco V.I. American Franchise Fund - Series I Shares	10,418,327	2,686	10,421,013	—	425	10,420,588
Invesco V.I. Core Equity Fund - Series I Shares	12,490,411	1,187	12,491,598	—	508	12,491,090
Invesco V.I. Core Plus Bond Fund - Series I Shares	951,330	—	951,330	214	43	951,073
Invesco V.I. International Growth Fund - Series I Shares	22,498,289	3,074	22,501,363	—	1,276	22,500,087
Janus Henderson Balanced Portfolio - Institutional Shares	8,486,198	—	8,486,198	562	361	8,485,275
Janus Henderson Balanced Portfolio - Service Shares	8,029,232	910	8,030,142	—	297	8,029,845
Janus Henderson Enterprise Portfolio - Service Shares	4,695,533	—	4,695,533	139	187	4,695,207
Janus Henderson Global Research Portfolio - Institutional Shares	7,834,463	1,364	7,835,827	—	304	7,835,523
Janus Henderson Global Research Portfolio - Service Shares	1,789,455	54	1,789,509	—	72	1,789,437
Janus Henderson Global Technology Portfolio - Service Shares	2,645,972	—	2,645,972	216	113	2,645,643
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	19,070,428	4,132	19,074,560	—	1,264	19,073,296
LVIP Baron Growth Opportunities Fund - Service Class	34,801,577	76,038	34,877,615	—	1,631	34,875,984
LVIP Baron Growth Opportunities Fund - Standard Class	1,198,904	1,900	1,200,804	—	42	1,200,762
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	37,383,368	—	37,383,368	241	2,255	37,380,872
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	17,060,325	7,690	17,068,015	—	1,217	17,066,798
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	31,341,896	22,092	31,363,988	—	1,701	31,362,287
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	4,245,896	6,775	4,252,671	—	293	4,252,378
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	7,923,343	—	7,923,343	414	319	7,922,610
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	8,114,373	309	8,114,682	—	411	8,114,271
LVIP Clarion Global Real Estate Fund - Standard Class	22,530,608	11,453	22,542,061	—	1,003	22,541,058
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	1,047,809	—	1,047,809	—	69	1,047,740
LVIP Delaware Bond Fund - Standard Class	153,221,387	72,201	153,293,588	—	6,869	153,286,719
LVIP Delaware Diversified Floating Rate Fund - Standard Class	25,307,672	32,499	25,340,171	—	1,345	25,338,826
LVIP Delaware Social Awareness Fund - Standard Class	6,845,208	788	6,845,996	—	278	6,845,718
LVIP Delaware Special Opportunities Fund - Standard Class	12,908,218	3,068	12,911,286	—	631	12,910,655
LVIP Delaware Wealth Builder Fund - Standard Class	2,566,155	—	2,566,155	311	75	2,565,769

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account M

Statements of assets and liabilities (continued)

December 31, 2018

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Dimensional International Core Equity Fund - Standard Class	$17,169,558	$155,356	$17,324,914	$—	$1,070	$17,323,844
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	10,963,974	25,546	10,989,520	—	508	10,989,012
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	19,076,534	14,890	19,091,424	—	1,064	19,090,360
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	22,421,946	192,439	22,614,385	—	1,401	22,612,984
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	11,943,648	29,127	11,972,775	—	535	11,972,240
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	71,287,387	185,640	71,473,027	—	4,097	71,468,930
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	7,448,642	139	7,448,781	—	301	7,448,480
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	42,122,524	—	42,122,524	853	2,186	42,119,485
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	115,702,252	43,627	115,745,879	—	4,879	115,741,000
LVIP Global Income Fund - Standard Class	13,011,715	7,537	13,019,252	—	592	13,018,660
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	95,788,301	3,388	95,791,689	—	4,189	95,787,500
LVIP Government Money Market Fund - Standard Class	112,782,783	1,446,329	114,229,112	—	6,027	114,223,085
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class	1,583,195	—	1,583,195	—	100	1,583,095
LVIP JPMorgan High Yield Fund - Standard Class	47,075,106	52,804	47,127,910	—	2,453	47,125,457
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	13,179,378	1,637	13,181,015	—	681	13,180,334
LVIP MFS International Growth Fund - Standard Class	35,660,419	23,428	35,683,847	—	1,728	35,682,119
LVIP MFS Value Fund - Standard Class	96,981,770	47,500	97,029,270	—	4,825	97,024,445
LVIP Mondrian International Value Fund - Standard Class	36,133,128	13,918	36,147,046	—	1,631	36,145,415
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	258,057	—	258,057	—	14	258,043
LVIP SSGA Bond Index Fund - Standard Class	49,555,737	88,890	49,644,627	—	3,098	49,641,529
LVIP SSGA Conservative Index Allocation Fund - Standard Class	20,390,256	14,850	20,405,106	—	1,292	20,403,814
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	12,133,953	9,237	12,143,190	—	676	12,142,514
LVIP SSGA Developed International 150 Fund - Standard Class	24,725,186	87,617	24,812,803	—	1,534	24,811,269
LVIP SSGA Emerging Markets 100 Fund - Standard Class	39,518,357	68,648	39,587,005	—	2,141	39,584,864
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	21,567,904	91	21,567,995	—	873	21,567,122
LVIP SSGA International Index Fund - Standard Class	44,039,746	74,725	44,114,471	—	2,667	44,111,804
LVIP SSGA International Managed Volatility Fund - Standard Class	9,602,443	163	9,602,606	—	530	9,602,076
LVIP SSGA Large Cap 100 Fund - Standard Class	31,312,491	57,781	31,370,272	—	1,693	31,368,579
LVIP SSGA Moderate Index Allocation Fund - Standard Class	84,702,660	123,232	84,825,892	—	5,386	84,820,506

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account M

Statements of assets and liabilities (continued)

December 31, 2018

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	$62,634,827	$9,600	$62,644,427	$—	$3,861	$62,640,566
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	103,758,581	116,584	103,875,165	—	6,331	103,868,834
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	56,078,609	104,047	56,182,656	—	3,054	56,179,602
LVIP SSGA S&P 500 Index Fund - Standard Class	433,796,416	—	433,796,416	2,561,396	27,171	431,207,849
LVIP SSGA Small-Cap Index Fund - Standard Class	53,962,252	123,209	54,085,461	—	3,080	54,082,381
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	38,567,513	47,041	38,614,554	—	2,351	38,612,203
LVIP T. Rowe Price 2010 Fund - Standard Class	222,365	—	222,365	—	6	222,359
LVIP T. Rowe Price 2020 Fund - Standard Class	940,218	—	940,218	—	26	940,192
LVIP T. Rowe Price 2030 Fund - Standard Class	2,055,509	—	2,055,509	117	41	2,055,351
LVIP T. Rowe Price 2040 Fund - Standard Class	3,252,578	—	3,252,578	—	82	3,252,496
LVIP T. Rowe Price Growth Stock Fund - Standard Class	64,370,045	91,352	64,461,397	—	3,565	64,457,832
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	34,232,396	50,736	34,283,132	—	1,819	34,281,313
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	9,238,330	704,951	9,943,281	—	533	9,942,748
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	94,667,665	440,741	95,108,406	—	5,692	95,102,714
LVIP Vanguard International Equity ETF Fund - Standard Class	67,163,828	249,379	67,413,207	—	4,028	67,409,179
LVIP Wellington Capital Growth Fund - Standard Class	29,122,560	16,075	29,138,635	—	1,432	29,137,203
LVIP Wellington Mid-Cap Value Fund - Standard Class	21,754,619	20,733	21,775,352	—	1,176	21,774,176
M Capital Appreciation Fund	1,395,260	22	1,395,282	—	32	1,395,250
M International Equity Fund	1,643,281	19	1,643,300	—	30	1,643,270
M Large Cap Growth Fund	2,722,900	22	2,722,922	—	56	2,722,866
M Large Cap Value Fund	2,014,829	23	2,014,852	—	39	2,014,813
MFS® VIT Growth Series - Initial Class	48,150,615	37,071	48,187,686	—	2,411	48,185,275
MFS® VIT Total Return Series - Initial Class	44,336,864	46,311	44,383,175	—	2,144	44,381,031
MFS® VIT Utilities Series - Initial Class	37,163,564	18,124	37,181,688	—	1,623	37,180,065
MFS® VIT II Core Equity Portfolio - Initial Class	921,139	—	921,139	—	30	921,109
Neuberger Berman AMT Large Cap Value Portfolio - I Class	1,405,695	—	1,405,695	—	64	1,405,631
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	15,810,823	992	15,811,815	—	554	15,811,261
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	4,998,968	1,072	5,000,040	—	156	4,999,884
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	22,366,975	15,142	22,382,117	—	1,049	22,381,068
Putnam VT Equity Income Fund - Class IB	1,442,976	—	1,442,976	800	57	1,442,119
Putnam VT Global Health Care Fund - Class IB	1,701,053	7	1,701,060	—	70	1,700,990
Templeton Foreign VIP Fund - Class 1	1,083,397	159	1,083,556	—	49	1,083,507
Templeton Foreign VIP Fund - Class 2	2,422,671	1,520	2,424,191	—	104	2,424,087
Templeton Global Bond VIP Fund - Class 1	45,094,625	98,900	45,193,525	—	2,476	45,191,049
Templeton Growth VIP Fund - Class 1	6,551,777	2,656	6,554,433	—	215	6,554,218
Templeton Growth VIP Fund - Class 2	1,016,543	—	1,016,543	3	38	1,016,502

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account M

Statements of operations

Year Ended December 31, 2018

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Global Thematic Growth Portfolio - Class A	$—	$(49,174)	$(49,174)	$539,359
AB VPS Growth and Income Portfolio - Class A	191,165	(74,720)	116,445	706,399
AB VPS International Value Portfolio - Class A	151,717	(27,010)	124,707	89,870
AB VPS Large Cap Growth Portfolio - Class A	—	(14,842)	(14,842)	129,487
AB VPS Small/Mid Cap Value Portfolio - Class A	215,386	(245,244)	(29,858)	540,663
American Century VP Balanced Fund - Class I	180,772	(91,987)	88,785	60,339
American Century VP Inflation Protection Fund - Class I	364,825	(38,725)	326,100	(213,979)
American Funds Global Growth Fund - Class 2	706,785	(574,755)	132,030	1,397,823
American Funds Global Small Capitalization Fund - Class 2	67,986	(475,148)	(407,162)	907,212
American Funds Growth Fund - Class 2	1,388,329	(1,702,035)	(313,706)	5,822,019
American Funds Growth-Income Fund - Class 2	4,579,192	(1,810,069)	2,769,123	4,434,419
American Funds International Fund - Class 2	3,229,826	(999,696)	2,230,130	1,634,137
BlackRock Global Allocation V.I. Fund - Class I	1,989,638	(1,340,683)	648,955	239,019
ClearBridge Variable Mid Cap Portfolio - Class I	88,459	(113,522)	(25,063)	35,754
Delaware VIP® Diversified Income Series - Standard Class	2,145,743	(368,333)	1,777,410	(517,067)
Delaware VIP® Emerging Markets Series - Standard Class	2,489,560	(431,856)	2,057,704	1,212,564
Delaware VIP® High Yield Series - Standard Class	1,208,269	(76,921)	1,131,348	(651,912)
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	1,448,034	(307,271)	1,140,763	(120,292)
Delaware VIP® REIT Series - Standard Class	1,152,340	(294,391)	857,949	(750,486)
Delaware VIP® Small Cap Value Series - Standard Class	630,393	(415,485)	214,908	1,165,528
Delaware VIP® Smid Cap Core Series - Standard Class	107,015	(364,693)	(257,678)	(671,034)
Delaware VIP® U.S. Growth Series - Standard Class	—	(149,149)	(149,149)	66,756
Delaware VIP® Value Series - Standard Class	1,040,842	(361,359)	679,483	1,356,821
DWS Alternative Asset Allocation VIP Portfolio - Class A	310,275	(89,447)	220,828	(69,953)
DWS Equity 500 Index VIP Portfolio - Class A	769,055	(206,219)	562,836	1,459,552
DWS Small Cap Index VIP Portfolio - Class A	111,927	(53,235)	58,692	233,177
Fidelity® VIP Asset Manager Portfolio - Initial Class	10,003	(3,378)	6,625	(2,659)
Fidelity® VIP Contrafund® Portfolio - Service Class	1,173,546	(1,089,821)	83,725	2,616,765
Fidelity® VIP Equity-Income Portfolio - Initial Class	41,819	(10,429)	31,390	31,000
Fidelity® VIP Equity-Income Portfolio - Service Class	128,983	(27,616)	101,367	14,111
Fidelity® VIP Growth Opportunities Portfolio - Service Class	3,882	(16,025)	(12,143)	198,955
Fidelity® VIP Growth Portfolio - Service Class	64,390	(276,735)	(212,345)	1,046,942
Fidelity® VIP High Income Portfolio - Service Class	94,799	(8,958)	85,841	(4,555)
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	23,176	(5,526)	17,650	(10,149)
Fidelity® VIP Mid Cap Portfolio - Service Class	461,811	(486,984)	(25,173)	611,575
Fidelity® VIP Overseas Portfolio - Service Class	98,112	(25,146)	72,966	230,196
Franklin Income VIP Fund - Class 1	3,921,442	(517,727)	3,403,715	268,947
Franklin Mutual Shares VIP Fund - Class 1	1,388,099	(253,590)	1,134,509	248,502
Franklin Small-Mid Cap Growth VIP Fund - Class 1	—	(55,971)	(55,971)	(211,512)
Invesco V.I. American Franchise Fund - Series I Shares	—	(61,392)	(61,392)	494,909
Invesco V.I. Core Equity Fund - Series I Shares	128,284	(72,779)	55,505	332,568
Invesco V.I. Core Plus Bond Fund - Series I Shares	22,941	(3,910)	19,031	(760)
Invesco V.I. International Growth Fund - Series I Shares	511,445	(162,542)	348,903	179,492
Janus Henderson Balanced Portfolio - Institutional Shares	197,132	(49,087)	148,045	244,410
Janus Henderson Balanced Portfolio - Service Shares	153,913	(39,626)	114,287	191,727
Janus Henderson Enterprise Portfolio - Service Shares	5,823	(26,405)	(20,582)	240,474
Janus Henderson Global Research Portfolio - Institutional Shares	100,141	(42,948)	57,193	477,637
Janus Henderson Global Research Portfolio - Service Shares	20,041	(10,281)	9,760	103,171
Janus Henderson Global Technology Portfolio - Service Shares	—	(15,070)	(15,070)	128,304
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	—	(115,595)	(115,595)	(3,295)
LVIP Baron Growth Opportunities Fund - Service Class	—	(210,859)	(210,859)	1,347,768
LVIP Baron Growth Opportunities Fund - Standard Class	—	(5,659)	(5,659)	54,078
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	920,233	(306,469)	613,764	602,730
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	313,881	(120,518)	193,363	48,301
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,625,151	(195,581)	1,429,570	(101,042)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio - Class A	$—	$539,359	$(1,404,622)	$(914,437)
AB VPS Growth and Income Portfolio - Class A	2,156,372	2,862,771	(4,020,512)	(1,041,296)
AB VPS International Value Portfolio - Class A	—	89,870	(2,634,348)	(2,419,771)
AB VPS Large Cap Growth Portfolio - Class A	360,171	489,658	(436,316)	38,500
AB VPS Small/Mid Cap Value Portfolio - Class A	3,593,153	4,133,816	(11,214,063)	(7,110,105)
American Century VP Balanced Fund - Class I	56,469	116,808	(745,134)	(539,541)
American Century VP Inflation Protection Fund - Class I	—	(213,979)	(466,367)	(354,246)
American Funds Global Growth Fund - Class 2	6,445,996	7,843,819	(18,161,695)	(10,185,846)
American Funds Global Small Capitalization Fund - Class 2	3,643,437	4,550,649	(13,403,495)	(9,260,008)
American Funds Growth Fund - Class 2	30,445,289	36,267,308	(39,428,677)	(3,475,075)
American Funds Growth-Income Fund - Class 2	21,076,490	25,510,909	(36,322,051)	(8,042,019)
American Funds International Fund - Class 2	8,285,016	9,919,153	(38,240,873)	(26,091,590)
BlackRock Global Allocation V.I. Fund - Class I	7,719,994	7,959,013	(25,137,788)	(16,529,820)
ClearBridge Variable Mid Cap Portfolio - Class I	305,303	341,057	(2,716,586)	(2,400,592)
Delaware VIP® Diversified Income Series - Standard Class	—	(517,067)	(3,085,295)	(1,824,952)
Delaware VIP® Emerging Markets Series - Standard Class	248,956	1,461,520	(17,466,627)	(13,947,403)
Delaware VIP® High Yield Series - Standard Class	—	(651,912)	(1,420,162)	(940,726)
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	—	(120,292)	(1,148,875)	(128,404)
Delaware VIP® REIT Series - Standard Class	1,654,864	904,378	(5,762,965)	(4,000,638)
Delaware VIP® Small Cap Value Series - Standard Class	5,361,022	6,526,550	(20,346,793)	(13,605,335)
Delaware VIP® Smid Cap Core Series - Standard Class	18,290,858	17,619,824	(25,438,804)	(8,076,658)
Delaware VIP® U.S. Growth Series - Standard Class	3,748,649	3,815,405	(4,566,132)	(899,876)
Delaware VIP® Value Series - Standard Class	3,866,541	5,223,362	(7,916,742)	(2,013,897)
DWS Alternative Asset Allocation VIP Portfolio - Class A	—	(69,953)	(1,609,652)	(1,458,777)
DWS Equity 500 Index VIP Portfolio - Class A	3,974,529	5,434,081	(8,008,489)	(2,011,572)
DWS Small Cap Index VIP Portfolio - Class A	794,404	1,027,581	(2,354,724)	(1,268,451)
Fidelity® VIP Asset Manager Portfolio - Initial Class	19,901	17,242	(59,604)	(35,737)
Fidelity® VIP Contrafund® Portfolio - Service Class	15,578,688	18,195,453	(31,702,946)	(13,423,768)
Fidelity® VIP Equity-Income Portfolio - Initial Class	91,405	122,405	(315,574)	(161,779)
Fidelity® VIP Equity-Income Portfolio - Service Class	283,494	297,605	(926,337)	(527,365)
Fidelity® VIP Growth Opportunities Portfolio - Service Class	203,337	402,292	3,846	393,995
Fidelity® VIP Growth Portfolio - Service Class	5,441,424	6,488,366	(7,195,229)	(919,208)
Fidelity® VIP High Income Portfolio - Service Class	—	(4,555)	(151,687)	(70,401)
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	6,416	(3,733)	(27,617)	(13,700)
Fidelity® VIP Mid Cap Portfolio - Service Class	6,628,994	7,240,569	(19,824,611)	(12,609,215)
Fidelity® VIP Overseas Portfolio - Service Class	—	230,196	(1,326,231)	(1,023,069)
Franklin Income VIP Fund - Class 1	—	268,947	(7,571,047)	(3,898,385)
Franklin Mutual Shares VIP Fund - Class 1	1,934,926	2,183,428	(8,158,252)	(4,840,315)
Franklin Small-Mid Cap Growth VIP Fund - Class 1	1,363,026	1,151,514	(1,785,923)	(690,380)
Invesco V.I. American Franchise Fund - Series I Shares	761,304	1,256,213	(1,585,004)	(390,183)
Invesco V.I. Core Equity Fund - Series I Shares	918,785	1,251,353	(2,660,595)	(1,353,737)
Invesco V.I. Core Plus Bond Fund - Series I Shares	—	(760)	(38,515)	(20,244)
Invesco V.I. International Growth Fund - Series I Shares	173,204	352,696	(4,686,934)	(3,985,335)
Janus Henderson Balanced Portfolio - Institutional Shares	251,961	496,371	(607,713)	36,703
Janus Henderson Balanced Portfolio - Service Shares	225,306	417,033	(515,925)	15,395
Janus Henderson Enterprise Portfolio - Service Shares	268,690	509,164	(511,448)	(22,866)
Janus Henderson Global Research Portfolio - Institutional Shares	—	477,637	(1,135,935)	(601,105)
Janus Henderson Global Research Portfolio - Service Shares	—	103,171	(257,889)	(144,958)
Janus Henderson Global Technology Portfolio - Service Shares	123,500	251,804	(227,405)	9,329
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	104,007	100,712	(1,419,626)	(1,434,509)
LVIP Baron Growth Opportunities Fund - Service Class	1,553,212	2,900,980	(4,360,682)	(1,670,561)
LVIP Baron Growth Opportunities Fund - Standard Class	54,122	108,200	(167,187)	(64,646)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	—	602,730	(4,721,987)	(3,505,493)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	—	48,301	(971,519)	(729,855)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	—	(101,042)	(1,436,362)	(107,834)

Lincoln Life Flexible Premium Variable Life Account M

Statements of operations (continued)

Year Ended December 31, 2018

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	$61,735	$(27,156)	$34,579	$19,226
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	61,309	(43,254)	18,055	316,451
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	(53,330)	(53,330)	329,993
LVIP Clarion Global Real Estate Fund - Standard Class	912,800	(131,304)	781,496	319,164
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	11,770	(9,096)	2,674	16,621
LVIP Delaware Bond Fund - Standard Class	4,988,985	(813,294)	4,175,691	(570,683)
LVIP Delaware Diversified Floating Rate Fund - Standard Class	956,110	(154,035)	802,075	16,063
LVIP Delaware Social Awareness Fund - Standard Class	101,027	(35,467)	65,560	37,967
LVIP Delaware Special Opportunities Fund - Standard Class	200,942	(81,272)	119,670	51,133
LVIP Delaware Wealth Builder Fund - Standard Class	82,472	(10,702)	71,770	(4,666)
LVIP Dimensional International Core Equity Fund - Standard Class	343,347	(112,910)	230,437	4,729
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	230,903	(68,025)	162,878	62,870
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	318,588	(111,066)	207,522	261,036
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	241,703	(135,255)	106,448	201,195
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	133,266	(77,086)	56,180	338,331
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	1,559,384	(455,979)	1,103,405	(126,931)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	115,113	(41,119)	73,994	186,895
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	1,148,272	(258,629)	889,643	159,265
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	3,032,264	(640,437)	2,391,827	2,315,188
LVIP Global Income Fund - Standard Class	530,489	(70,138)	460,351	(3,909)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	2,495,564	(548,901)	1,946,663	2,848,851
LVIP Government Money Market Fund - Standard Class	1,186,968	(515,350)	671,618	—
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class	31,738	(13,122)	18,616	6,959
LVIP JPMorgan High Yield Fund - Standard Class	2,847,107	(304,673)	2,542,434	(261,360)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	206,277	(93,177)	113,100	223,018
LVIP MFS International Growth Fund - Standard Class	494,776	(209,034)	285,742	1,037,040
LVIP MFS Value Fund - Standard Class	1,875,233	(613,167)	1,262,066	1,497,244
LVIP Mondrian International Value Fund - Standard Class	1,276,747	(214,045)	1,062,702	169,153
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	2,777	(2,717)	60	34,071
LVIP SSGA Bond Index Fund - Standard Class	1,389,490	(326,596)	1,062,894	(147,756)
LVIP SSGA Conservative Index Allocation Fund - Standard Class	502,043	(154,689)	347,354	62,392
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	372,645	(84,143)	288,502	2,895
LVIP SSGA Developed International 150 Fund - Standard Class	952,562	(175,794)	776,768	7,722
LVIP SSGA Emerging Markets 100 Fund - Standard Class	1,902,851	(236,145)	1,666,706	23,017
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	671,763	(116,479)	555,284	210,177
LVIP SSGA International Index Fund - Standard Class	1,272,722	(311,000)	961,722	149,894
LVIP SSGA International Managed Volatility Fund - Standard Class	241,969	(70,136)	171,833	56,336
LVIP SSGA Large Cap 100 Fund - Standard Class	768,007	(215,395)	552,612	(137,511)
LVIP SSGA Moderate Index Allocation Fund - Standard Class	2,003,282	(619,809)	1,383,473	337,757
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	2,079,256	(483,586)	1,595,670	202,161
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	2,331,092	(751,308)	1,579,784	710,207
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	1,958,796	(374,743)	1,584,053	206,351
LVIP SSGA S&P 500 Index Fund - Standard Class	8,349,867	(3,096,092)	5,253,775	5,546,036
LVIP SSGA Small-Cap Index Fund - Standard Class	602,306	(391,258)	211,048	1,844,364
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	1,320,456	(291,288)	1,029,168	42,751
LVIP T. Rowe Price 2010 Fund - Standard Class	5,024	(756)	4,268	385
LVIP T. Rowe Price 2020 Fund - Standard Class	19,200	(3,786)	15,414	39,299
LVIP T. Rowe Price 2030 Fund - Standard Class	39,366	(6,808)	32,558	81,692
LVIP T. Rowe Price 2040 Fund - Standard Class	57,867	(12,556)	45,311	73,604
LVIP T. Rowe Price Growth Stock Fund - Standard Class	122,196	(433,735)	(311,539)	2,019,794
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	140,439	(224,972)	(84,533)	705,848
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	178,405	(62,807)	115,598	84,002

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	$—	$19,226	$(200,037)	$(146,232)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	840,278	1,156,729	(1,557,815)	(383,031)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	329,993	(268,143)	8,520
LVIP Clarion Global Real Estate Fund - Standard Class	—	319,164	(3,228,052)	(2,127,392)
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	24,999	41,620	(113,602)	(69,308)
LVIP Delaware Bond Fund - Standard Class	—	(570,683)	(5,564,447)	(1,959,439)
LVIP Delaware Diversified Floating Rate Fund - Standard Class	—	16,063	(926,883)	(108,745)
LVIP Delaware Social Awareness Fund - Standard Class	713,019	750,986	(1,187,312)	(370,766)
LVIP Delaware Special Opportunities Fund - Standard Class	1,313,164	1,364,297	(3,746,876)	(2,262,909)
LVIP Delaware Wealth Builder Fund - Standard Class	509,637	504,971	(732,452)	(155,711)
LVIP Dimensional International Core Equity Fund - Standard Class	—	4,729	(3,647,541)	(3,412,375)
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	—	62,870	(2,324,986)	(2,099,238)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	415,023	676,059	(2,764,110)	(1,880,529)
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	—	201,195	(2,743,223)	(2,435,580)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	—	338,331	(1,399,809)	(1,005,298)
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	36,762	(90,169)	(1,362,849)	(349,613)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	—	186,895	(1,046,427)	(785,538)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	610,846	770,111	(3,815,377)	(2,155,623)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	—	2,315,188	(13,179,042)	(8,472,027)
LVIP Global Income Fund - Standard Class	19,681	15,772	(303,448)	172,675
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	448,008	3,296,859	(11,174,877)	(5,931,355)
LVIP Government Money Market Fund - Standard Class	16	16	2	671,636
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class	54,699	61,658	(242,441)	(162,167)
LVIP JPMorgan High Yield Fund - Standard Class	—	(261,360)	(4,008,286)	(1,727,212)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	—	223,018	(2,165,049)	(1,828,931)
LVIP MFS International Growth Fund - Standard Class	353,804	1,390,844	(5,013,321)	(3,336,735)
LVIP MFS Value Fund - Standard Class	3,587,442	5,084,686	(17,464,382)	(11,117,630)
LVIP Mondrian International Value Fund - Standard Class	497,553	666,706	(6,558,947)	(4,829,539)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	23,207	57,278	(77,225)	(19,887)
LVIP SSGA Bond Index Fund - Standard Class	—	(147,756)	(1,137,567)	(222,429)
LVIP SSGA Conservative Index Allocation Fund - Standard Class	93,894	156,286	(1,566,983)	(1,063,343)
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	128,052	130,947	(1,139,861)	(720,412)
LVIP SSGA Developed International 150 Fund - Standard Class	639,213	646,935	(5,697,506)	(4,273,803)
LVIP SSGA Emerging Markets 100 Fund - Standard Class	—	23,017	(6,931,970)	(5,242,247)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	—	210,177	(2,812,589)	(2,047,128)
LVIP SSGA International Index Fund - Standard Class	—	149,894	(8,010,764)	(6,899,148)
LVIP SSGA International Managed Volatility Fund - Standard Class	—	56,336	(1,615,988)	(1,387,819)
LVIP SSGA Large Cap 100 Fund - Standard Class	1,979,458	1,841,947	(6,463,343)	(4,068,784)
LVIP SSGA Moderate Index Allocation Fund - Standard Class	316,140	653,897	(8,228,274)	(6,190,904)
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	871,975	1,074,136	(7,880,325)	(5,210,519)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	428,574	1,138,781	(11,558,807)	(8,840,242)
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	352,989	559,340	(7,477,667)	(5,334,274)
LVIP SSGA S&P 500 Index Fund - Standard Class	7,839,175	13,385,211	(44,634,350)	(25,995,364)
LVIP SSGA Small-Cap Index Fund - Standard Class	2,044,803	3,889,167	(11,523,412)	(7,423,197)
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	1,001,617	1,044,368	(8,029,485)	(5,955,949)
LVIP T. Rowe Price 2010 Fund - Standard Class	14,966	15,351	(30,227)	(10,608)
LVIP T. Rowe Price 2020 Fund - Standard Class	50,972	90,271	(168,721)	(63,036)
LVIP T. Rowe Price 2030 Fund - Standard Class	59,319	141,011	(349,724)	(176,155)
LVIP T. Rowe Price 2040 Fund - Standard Class	135,316	208,920	(583,399)	(329,168)
LVIP T. Rowe Price Growth Stock Fund - Standard Class	5,189,127	7,208,921	(8,778,898)	(1,881,516)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	2,732,937	3,438,785	(4,863,061)	(1,508,809)
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	1,468	85,470	(830,801)	(629,733)

Lincoln Life Flexible Premium Variable Life Account M

Statements of operations (continued)

Year Ended December 31, 2018

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	$1,475,836	$(665,443)	$810,393	$1,531,056
LVIP Vanguard International Equity ETF Fund - Standard Class	1,623,912	(470,976)	1,152,936	308,142
LVIP Wellington Capital Growth Fund - Standard Class	—	(157,108)	(157,108)	857,500
LVIP Wellington Mid-Cap Value Fund - Standard Class	168,736	(146,050)	22,686	367,233
M Capital Appreciation Fund	4,822	(4,897)	(75)	26,077
M International Equity Fund	27,463	(4,596)	22,867	13,380
M Large Cap Growth Fund	—	(9,583)	(9,583)	212,242
M Large Cap Value Fund	32,556	(6,064)	26,492	41,210
MFS® VIT Growth Series - Initial Class	44,134	(284,033)	(239,899)	1,801,572
MFS® VIT Total Return Series - Initial Class	1,017,259	(253,503)	763,756	321,811
MFS® VIT Utilities Series - Initial Class	439,012	(211,220)	227,792	300,416
MFS® VIT II Core Equity Portfolio - Initial Class	6,896	(4,241)	2,655	13,183
Neuberger Berman AMT Large Cap Value Portfolio - I Class	17,758	(8,495)	9,263	66,442
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(82,823)	(82,823)	356,182
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	40,278	(23,788)	16,490	138,496
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	497,359	(133,768)	363,591	(795,647)
Putnam VT Equity Income Fund - Class IB	11,765	(8,179)	3,586	16,123
Putnam VT Global Health Care Fund - Class IB	18,317	(9,609)	8,708	(23,699)
Templeton Foreign VIP Fund - Class 1	36,016	(6,867)	29,149	4,765
Templeton Foreign VIP Fund - Class 2	90,021	(17,970)	72,051	(27,343)
Templeton Global Bond VIP Fund - Class 1	—	(276,304)	(276,304)	(52,437)
Templeton Growth VIP Fund - Class 1	176,086	(33,123)	142,963	120,371
Templeton Growth VIP Fund - Class 2	23,221	(5,560)	17,661	19,903

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	$209,431	$1,740,487	$(8,263,156)	$(5,712,276)
LVIP Vanguard International Equity ETF Fund - Standard Class	—	308,142	(12,778,822)	(11,317,744)
LVIP Wellington Capital Growth Fund - Standard Class	1,835,652	2,693,152	(3,169,226)	(633,182)
LVIP Wellington Mid-Cap Value Fund - Standard Class	723,832	1,091,065	(4,857,353)	(3,743,602)
M Capital Appreciation Fund	297,108	323,185	(535,501)	(212,391)
M International Equity Fund	—	13,380	(456,174)	(419,927)
M Large Cap Growth Fund	326,346	538,588	(669,086)	(140,081)
M Large Cap Value Fund	161,299	202,509	(504,589)	(275,588)
MFS® VIT Growth Series - Initial Class	3,275,023	5,076,595	(4,401,116)	435,580
MFS® VIT Total Return Series - Initial Class	2,072,771	2,394,582	(6,049,394)	(2,891,056)
MFS® VIT Utilities Series - Initial Class	152,427	452,843	(401,868)	278,767
MFS® VIT II Core Equity Portfolio - Initial Class	106,353	119,536	(160,932)	(38,741)
Neuberger Berman AMT Large Cap Value Portfolio - I Class	158,009	224,451	(253,021)	(19,307)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	1,318,651	1,674,833	(2,620,821)	(1,028,811)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	279,043	417,539	(1,347,829)	(913,800)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	—	(795,647)	(3,245,940)	(3,677,996)
Putnam VT Equity Income Fund - Class IB	75,457	91,580	(234,926)	(139,760)
Putnam VT Global Health Care Fund - Class IB	305,141	281,442	(303,322)	(13,172)
Templeton Foreign VIP Fund - Class 1	—	4,765	(237,352)	(203,438)
Templeton Foreign VIP Fund - Class 2	—	(27,343)	(584,380)	(539,672)
Templeton Global Bond VIP Fund - Class 1	—	(52,437)	971,607	642,866
Templeton Growth VIP Fund - Class 1	653,798	774,169	(2,106,628)	(1,189,496)
Templeton Growth VIP Fund - Class 2	98,346	118,249	(319,425)	(183,515)

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets

Years Ended December 31, 2017 and 2018

	AB VPS Global Thematic Growth Portfolio - Class A Subaccount	AB VPS Growth and Income Portfolio - Class A Subaccount	AB VPS International Value Portfolio - Class A Subaccount	AB VPS Large Cap Growth Portfolio - Class A Subaccount	AB VPS Small/Mid Cap Value Portfolio - Class A Subaccount	American Century VP Balanced Fund - Class I Subaccount	American Century VP Inflation Protection Fund - Class I Subaccount
NET ASSETS AT JANUARY 1, 2017	$5,477,044	$19,044,608	$8,805,530	$2,539,571	$35,255,726	$1,582,479	$12,142,362
Changes From Operations:
• Net investment income (loss)	(4,521)	204,672	181,503	(12,976)	(24,339)	34,404	308,712
• Net realized gain (loss) on investments	277,268	2,527,117	(11,741)	259,613	2,316,853	193,288	(123,030)
• Net change in unrealized appreciation or depreciation on investments	1,769,863	605,374	1,965,945	485,605	2,580,662	226,281	248,213
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,042,610	3,337,163	2,135,707	732,242	4,873,176	453,973	433,895
Change From Unit Transactions:
• Net unit transactions	1,074,982	(1,601,025)	(601,438)	(365,920)	3,974,383	4,422,129	(169,832)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,074,982	(1,601,025)	(601,438)	(365,920)	3,974,383	4,422,129	(169,832)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,117,592	1,736,138	1,534,269	366,322	8,847,559	4,876,102	264,063
NET ASSETS AT DECEMBER 31, 2017	8,594,636	20,780,746	10,339,799	2,905,893	44,103,285	6,458,581	12,406,425
Changes From Operations:
• Net investment income (loss)	(49,174)	116,445	124,707	(14,842)	(29,858)	88,785	326,100
• Net realized gain (loss) on investments	539,359	2,862,771	89,870	489,658	4,133,816	116,808	(213,979)
• Net change in unrealized appreciation or depreciation on investments	(1,404,622)	(4,020,512)	(2,634,348)	(436,316)	(11,214,063)	(745,134)	(466,367)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(914,437)	(1,041,296)	(2,419,771)	38,500	(7,110,105)	(539,541)	(354,246)
Change From Unit Transactions:
• Net unit transactions	471,058	(2,971,065)	505,786	366,031	2,603,687	12,544,977	(850,071)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	471,058	(2,971,065)	505,786	366,031	2,603,687	12,544,977	(850,071)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(443,379)	(4,012,361)	(1,913,985)	404,531	(4,506,418)	12,005,436	(1,204,317)
NET ASSETS AT DECEMBER 31, 2018	$8,151,257	$16,768,385	$8,425,814	$3,310,424	$39,596,867	$18,464,017	$11,202,108

See accompanying notes.

	American Funds Global Growth Fund - Class 2 Subaccount	American Funds Global Small Capitalization Fund - Class 2 Subaccount	American Funds Growth Fund - Class 2 Subaccount	American Funds Growth-Income Fund - Class 2 Subaccount	American Funds International Fund - Class 2 Subaccount	BlackRock Global Allocation V.I. Fund - Class I Subaccount
NET ASSETS AT JANUARY 1, 2017	$58,234,955	$57,801,698	$208,322,080	$210,742,257	$123,514,398	$153,277,088
Changes From Operations:
• Net investment income (loss)	96,647	(96,224)	(13,914)	2,330,594	1,147,191	1,269,637
• Net realized gain (loss) on investments	3,346,056	248,351	26,980,409	18,323,567	2,933,660	2,071,508
• Net change in unrealized appreciation or depreciation on investments	15,380,104	14,869,021	31,679,429	28,092,809	35,773,123	17,730,128
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	18,822,807	15,021,148	58,645,924	48,746,970	39,853,974	21,071,273
Change From Unit Transactions:
• Net unit transactions	9,474,879	4,358,894	14,571,216	29,236,331	8,941,716	18,597,544
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	9,474,879	4,358,894	14,571,216	29,236,331	8,941,716	18,597,544
TOTAL INCREASE (DECREASE) IN NET ASSETS	28,297,686	19,380,042	73,217,140	77,983,301	48,795,690	39,668,817
NET ASSETS AT DECEMBER 31, 2017	86,532,641	77,181,740	281,539,220	288,725,558	172,310,088	192,945,905
Changes From Operations:
• Net investment income (loss)	132,030	(407,162)	(313,706)	2,769,123	2,230,130	648,955
• Net realized gain (loss) on investments	7,843,819	4,550,649	36,267,308	25,510,909	9,919,153	7,959,013
• Net change in unrealized appreciation or depreciation on investments	(18,161,695)	(13,403,495)	(39,428,677)	(36,322,051)	(38,240,873)	(25,137,788)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(10,185,846)	(9,260,008)	(3,475,075)	(8,042,019)	(26,091,590)	(16,529,820)
Change From Unit Transactions:
• Net unit transactions	20,403,323	7,725,302	18,778,442	23,933,104	24,516,066	15,533,820
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	20,403,323	7,725,302	18,778,442	23,933,104	24,516,066	15,533,820
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,217,477	(1,534,706)	15,303,367	15,891,085	(1,575,524)	(996,000)
NET ASSETS AT DECEMBER 31, 2018	$96,750,118	$75,647,034	$296,842,587	$304,616,643	$170,734,564	$191,949,905

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

	ClearBridge Variable Mid Cap Portfolio - Class I Subaccount	Delaware VIP® Diversified Income Series - Standard Class Subaccount	Delaware VIP® Emerging Markets Series - Standard Class Subaccount	Delaware VIP® High Yield Series - Standard Class Subaccount	Delaware VIP® Limited-Term Diversified Income Series - Standard Class Subaccount	Delaware VIP® REIT Series - Standard Class Subaccount	Delaware VIP® Small Cap Value Series - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2017	$6,099,071	$52,057,689	$51,078,363	$19,916,891	$33,450,746	$51,206,803	$64,478,321
Changes From Operations:
• Net investment income (loss)	(20,007)	1,179,971	29,420	1,074,066	657,909	517,347	202,700
• Net realized gain (loss) on investments	755,828	(114,777)	2,099,050	(255,608)	(11,289)	7,338,458	4,128,869
• Net change in unrealized appreciation or depreciation on investments	360,063	1,528,991	18,511,714	544,025	15,469	(7,270,430)	3,226,071
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,095,884	2,594,185	20,640,184	1,362,483	662,089	585,375	7,557,640
Change From Unit Transactions:
• Net unit transactions	5,655,315	10,566,092	2,342,919	(1,502,108)	14,334,819	2,701,149	1,556,386
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,655,315	10,566,092	2,342,919	(1,502,108)	14,334,819	2,701,149	1,556,386
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,751,199	13,160,277	22,983,103	(139,625)	14,996,908	3,286,524	9,114,026
NET ASSETS AT DECEMBER 31, 2017	12,850,270	65,217,966	74,061,466	19,777,266	48,447,654	54,493,327	73,592,347
Changes From Operations:
• Net investment income (loss)	(25,063)	1,777,410	2,057,704	1,131,348	1,140,763	857,949	214,908
• Net realized gain (loss) on investments	341,057	(517,067)	1,461,520	(651,912)	(120,292)	904,378	6,526,550
• Net change in unrealized appreciation or depreciation on investments	(2,716,586)	(3,085,295)	(17,466,627)	(1,420,162)	(1,148,875)	(5,762,965)	(20,346,793)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,400,592)	(1,824,952)	(13,947,403)	(940,726)	(128,404)	(4,000,638)	(13,605,335)
Change From Unit Transactions:
• Net unit transactions	5,532,731	4,610,556	18,175,733	(2,412,976)	11,371,318	151,863	6,341,844
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,532,731	4,610,556	18,175,733	(2,412,976)	11,371,318	151,863	6,341,844
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,132,139	2,785,604	4,228,330	(3,353,702)	11,242,914	(3,848,775)	(7,263,491)
NET ASSETS AT DECEMBER 31, 2018	$15,982,409	$68,003,570	$78,289,796	$16,423,564	$59,690,568	$50,644,552	$66,328,856

See accompanying notes.

	Delaware VIP® Smid Cap Core Series - Standard Class Subaccount	Delaware VIP® U.S. Growth Series - Standard Class Subaccount	Delaware VIP® Value Series - Standard Class Subaccount	DWS Alternative Asset Allocation VIP Portfolio - Class A Subaccount	DWS Equity 500 Index VIP Portfolio - Class A Subaccount	DWS Small Cap Index VIP Portfolio - Class A Subaccount
NET ASSETS AT JANUARY 1, 2017	$43,872,895	$23,616,731	$53,318,964	$13,672,891	$41,477,903	$10,955,142
Changes From Operations:
• Net investment income (loss)	(140,782)	(135,853)	632,887	248,584	568,431	54,854
• Net realized gain (loss) on investments	3,741,710	65,485	3,219,070	(52,789)	3,443,324	690,366
• Net change in unrealized appreciation or depreciation on investments	4,807,100	6,569,954	3,329,236	739,144	4,378,850	708,789
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,408,028	6,499,586	7,181,193	934,939	8,390,605	1,454,009
Change From Unit Transactions:
• Net unit transactions	4,409,615	(1,113,279)	1,097,571	(135,320)	(3,226,921)	(736,029)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,409,615	(1,113,279)	1,097,571	(135,320)	(3,226,921)	(736,029)
TOTAL INCREASE (DECREASE) IN NET ASSETS	12,817,643	5,386,307	8,278,764	799,619	5,163,684	717,980
NET ASSETS AT DECEMBER 31, 2017	56,690,538	29,003,038	61,597,728	14,472,510	46,641,587	11,673,122
Changes From Operations:
• Net investment income (loss)	(257,678)	(149,149)	679,483	220,828	562,836	58,692
• Net realized gain (loss) on investments	17,619,824	3,815,405	5,223,362	(69,953)	5,434,081	1,027,581
• Net change in unrealized appreciation or depreciation on investments	(25,438,804)	(4,566,132)	(7,916,742)	(1,609,652)	(8,008,489)	(2,354,724)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(8,076,658)	(899,876)	(2,013,897)	(1,458,777)	(2,011,572)	(1,268,451)
Change From Unit Transactions:
• Net unit transactions	7,274,478	(808,564)	1,611,836	814,602	(4,604,366)	(1,111,300)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	7,274,478	(808,564)	1,611,836	814,602	(4,604,366)	(1,111,300)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(802,180)	(1,708,440)	(402,061)	(644,175)	(6,615,938)	(2,379,751)
NET ASSETS AT DECEMBER 31, 2018	$55,888,358	$27,294,598	$61,195,667	$13,828,335	$40,025,649	$9,293,371

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

	Fidelity® VIP Asset Manager Portfolio - Initial Class Subaccount	Fidelity® VIP Contrafund® Portfolio - Service Class Subaccount	Fidelity® VIP Equity-Income Portfolio - Initial Class Subaccount	Fidelity® VIP Equity-Income Portfolio - Service Class Subaccount	Fidelity® VIP Growth Opportunities Portfolio - Service Class Subaccount	Fidelity® VIP Growth Portfolio - Service Class Subaccount	Fidelity® VIP High Income Portfolio - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2017	$576,034	$131,831,325	$2,049,982	$6,203,382	$2,686,871	$23,916,861	$1,611,420
Changes From Operations:
• Net investment income (loss)	8,002	587,852	23,343	70,862	(7,407)	(155,766)	80,137
• Net realized gain (loss) on investments	65,938	11,376,849	74,531	162,759	520,095	2,841,524	(1,463)
• Net change in unrealized appreciation or depreciation on investments	1,667	17,625,917	138,824	495,266	366,783	5,724,267	26,253
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	75,607	29,590,618	236,698	728,887	879,471	8,410,025	104,927
Change From Unit Transactions:
• Net unit transactions	(28,527)	17,183,024	(214,078)	(564,260)	(195,421)	3,713,675	1,730
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(28,527)	17,183,024	(214,078)	(564,260)	(195,421)	3,713,675	1,730
TOTAL INCREASE (DECREASE) IN NET ASSETS	47,080	46,773,642	22,620	164,627	684,050	12,123,700	106,657
NET ASSETS AT DECEMBER 31, 2017	623,114	178,604,967	2,072,602	6,368,009	3,370,921	36,040,561	1,718,077
Changes From Operations:
• Net investment income (loss)	6,625	83,725	31,390	101,367	(12,143)	(212,345)	85,841
• Net realized gain (loss) on investments	17,242	18,195,453	122,405	297,605	402,292	6,488,366	(4,555)
• Net change in unrealized appreciation or depreciation on investments	(59,604)	(31,702,946)	(315,574)	(926,337)	3,846	(7,195,229)	(151,687)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(35,737)	(13,423,768)	(161,779)	(527,365)	393,995	(919,208)	(70,401)
Change From Unit Transactions:
• Net unit transactions	(43,603)	11,895,714	(261,237)	(667,432)	(284,703)	6,661,756	(6,439)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(43,603)	11,895,714	(261,237)	(667,432)	(284,703)	6,661,756	(6,439)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(79,340)	(1,528,054)	(423,016)	(1,194,797)	109,292	5,742,548	(76,840)
NET ASSETS AT DECEMBER 31, 2018	$543,774	$177,076,913	$1,649,586	$5,173,212	$3,480,213	$41,783,109	$1,641,237

See accompanying notes.

	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class Subaccount	Fidelity® VIP Mid Cap Portfolio - Service Class Subaccount	Fidelity® VIP Overseas Portfolio - Service Class Subaccount	Franklin Income VIP Fund - Class 1 Subaccount	Franklin Mutual Shares VIP Fund - Class 1 Subaccount	Franklin Small-Mid Cap Growth VIP Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2017	$1,047,349	$56,446,576	$5,709,533	$60,965,041	$41,017,546	$12,249,103
Changes From Operations:
• Net investment income (loss)	19,790	42,896	60,497	2,457,348	918,086	(55,463)
• Net realized gain (loss) on investments	3,798	3,537,538	174,846	232,847	2,223,244	1,027,290
• Net change in unrealized appreciation or depreciation on investments	14,436	8,531,177	1,416,103	3,414,384	323,789	1,625,320
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	38,024	12,111,611	1,651,446	6,104,579	3,465,119	2,597,147
Change From Unit Transactions:
• Net unit transactions	(10,896)	9,005,279	(300,635)	11,481,027	5,336,916	(218,071)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(10,896)	9,005,279	(300,635)	11,481,027	5,336,916	(218,071)
TOTAL INCREASE (DECREASE) IN NET ASSETS	27,128	21,116,890	1,350,811	17,585,606	8,802,035	2,379,076
NET ASSETS AT DECEMBER 31, 2017	1,074,477	77,563,466	7,060,344	78,550,647	49,819,581	14,628,179
Changes From Operations:
• Net investment income (loss)	17,650	(25,173)	72,966	3,403,715	1,134,509	(55,971)
• Net realized gain (loss) on investments	(3,733)	7,240,569	230,196	268,947	2,183,428	1,151,514
• Net change in unrealized appreciation or depreciation on investments	(27,617)	(19,824,611)	(1,326,231)	(7,571,047)	(8,158,252)	(1,785,923)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(13,700)	(12,609,215)	(1,023,069)	(3,898,385)	(4,840,315)	(690,380)
Change From Unit Transactions:
• Net unit transactions	(151,355)	6,709,554	(243,410)	3,952,955	3,079,576	(1,462,403)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(151,355)	6,709,554	(243,410)	3,952,955	3,079,576	(1,462,403)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(165,055)	(5,899,661)	(1,266,479)	54,570	(1,760,739)	(2,152,783)
NET ASSETS AT DECEMBER 31, 2018	$909,422	$71,663,805	$5,793,865	$78,605,217	$48,058,842	$12,475,396

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

	Invesco V.I. American Franchise Fund - Series I Shares Subaccount	Invesco V.I. Core Equity Fund - Series I Shares Subaccount	Invesco V.I. Core Plus Bond Fund - Series I Shares Subaccount	Invesco V.I. International Growth Fund - Series I Shares Subaccount	Janus Henderson Balanced Portfolio - Institutional Shares Subaccount	Janus Henderson Balanced Portfolio - Service Shares Subaccount	Janus Henderson Enterprise Portfolio - Service Shares Subaccount
NET ASSETS AT JANUARY 1, 2017	$10,444,955	$14,213,747	$592,668	$16,185,923	$8,772,068	$7,472,045	$3,990,719
Changes From Operations:
• Net investment income (loss)	(49,941)	76,034	17,454	171,238	92,468	74,547	(14,695)
• Net realized gain (loss) on investments	1,467,855	1,086,039	1,586	369,658	230,410	118,854	416,871
• Net change in unrealized appreciation or depreciation on investments	1,261,895	567,978	14,942	3,419,017	1,137,860	1,104,332	680,555
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,679,809	1,730,051	33,982	3,959,913	1,460,738	1,297,733	1,082,731
Change From Unit Transactions:
• Net unit transactions	(1,409,195)	(1,106,483)	1,437	3,264,008	(974,237)	(93,886)	203,117
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,409,195)	(1,106,483)	1,437	3,264,008	(974,237)	(93,886)	203,117
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,270,614	623,568	35,419	7,223,921	486,501	1,203,847	1,285,848
NET ASSETS AT DECEMBER 31, 2017	11,715,569	14,837,315	628,087	23,409,844	9,258,569	8,675,892	5,276,567
Changes From Operations:
• Net investment income (loss)	(61,392)	55,505	19,031	348,903	148,045	114,287	(20,582)
• Net realized gain (loss) on investments	1,256,213	1,251,353	(760)	352,696	496,371	417,033	509,164
• Net change in unrealized appreciation or depreciation on investments	(1,585,004)	(2,660,595)	(38,515)	(4,686,934)	(607,713)	(515,925)	(511,448)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(390,183)	(1,353,737)	(20,244)	(3,985,335)	36,703	15,395	(22,866)
Change From Unit Transactions:
• Net unit transactions	(904,798)	(992,488)	343,230	3,075,578	(809,997)	(661,442)	(558,494)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(904,798)	(992,488)	343,230	3,075,578	(809,997)	(661,442)	(558,494)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,294,981)	(2,346,225)	322,986	(909,757)	(773,294)	(646,047)	(581,360)
NET ASSETS AT DECEMBER 31, 2018	$10,420,588	$12,491,090	$951,073	$22,500,087	$8,485,275	$8,029,845	$4,695,207

See accompanying notes.

	Janus Henderson Global Research Portfolio - Institutional Shares Subaccount	Janus Henderson Global Research Portfolio - Service Shares Subaccount	Janus Henderson Global Technology Portfolio - Service Shares Subaccount	JPMorgan Insurance Trust Global Allocation Portfolio - Class 1 Subaccount	LVIP Baron Growth Opportunities Fund - Service Class Subaccount	LVIP Baron Growth Opportunities Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2017	$8,155,378	$1,953,244	$1,537,667	$3,876,049	$25,522,295	$1,142,148
Changes From Operations:
• Net investment income (loss)	29,837	3,407	(11,464)	55,666	(168,650)	(5,842)
• Net realized gain (loss) on investments	429,784	110,897	226,704	255,031	1,961,144	85,470
• Net change in unrealized appreciation or depreciation on investments	1,599,486	351,085	553,413	428,464	5,026,739	218,082
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,059,107	465,389	768,653	739,161	6,819,233	297,710
Change From Unit Transactions:
• Net unit transactions	(961,710)	(329,461)	316,447	2,042,604	1,388,739	(172,866)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(961,710)	(329,461)	316,447	2,042,604	1,388,739	(172,866)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,097,397	135,928	1,085,100	2,781,765	8,207,972	124,844
NET ASSETS AT DECEMBER 31, 2017	9,252,775	2,089,172	2,622,767	6,657,814	33,730,267	1,266,992
Changes From Operations:
• Net investment income (loss)	57,193	9,760	(15,070)	(115,595)	(210,859)	(5,659)
• Net realized gain (loss) on investments	477,637	103,171	251,804	100,712	2,900,980	108,200
• Net change in unrealized appreciation or depreciation on investments	(1,135,935)	(257,889)	(227,405)	(1,419,626)	(4,360,682)	(167,187)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(601,105)	(144,958)	9,329	(1,434,509)	(1,670,561)	(64,646)
Change From Unit Transactions:
• Net unit transactions	(816,147)	(154,777)	13,547	13,849,991	2,816,278	(1,584)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(816,147)	(154,777)	13,547	13,849,991	2,816,278	(1,584)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,417,252)	(299,735)	22,876	12,415,482	1,145,717	(66,230)
NET ASSETS AT DECEMBER 31, 2018	$7,835,523	$1,789,437	$2,645,643	$19,073,296	$34,875,984	$1,200,762

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class Subaccount	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund - Standard Class Subaccount	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class Subaccount	LVIP Clarion Global Real Estate Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2017	$39,620,282	$1,318,727	$19,654,849	$612,825	$7,253,704	$7,047,390	$18,644,346
Changes From Operations:
• Net investment income (loss)	442,504	82,451	264,520	18,632	9,498	(49,918)	828,334
• Net realized gain (loss) on investments	641,703	12,316	(42,758)	3,557	650,519	102,400	310,593
• Net change in unrealized appreciation or depreciation on investments	4,608,711	303,339	153,516	164,676	1,123,717	1,657,916	890,524
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,692,918	398,106	375,278	186,865	1,783,734	1,710,398	2,029,451
Change From Unit Transactions:
• Net unit transactions	(3,662,667)	6,203,956	7,255,081	1,757,436	(573,089)	(361,785)	2,399,245
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,662,667)	6,203,956	7,255,081	1,757,436	(573,089)	(361,785)	2,399,245
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,030,251	6,602,062	7,630,359	1,944,301	1,210,645	1,348,613	4,428,696
NET ASSETS AT DECEMBER 31, 2017	41,650,533	7,920,789	27,285,208	2,557,126	8,464,349	8,396,003	23,073,042
Changes From Operations:
• Net investment income (loss)	613,764	193,363	1,429,570	34,579	18,055	(53,330)	781,496
• Net realized gain (loss) on investments	602,730	48,301	(101,042)	19,226	1,156,729	329,993	319,164
• Net change in unrealized appreciation or depreciation on investments	(4,721,987)	(971,519)	(1,436,362)	(200,037)	(1,557,815)	(268,143)	(3,228,052)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,505,493)	(729,855)	(107,834)	(146,232)	(383,031)	8,520	(2,127,392)
Change From Unit Transactions:
• Net unit transactions	(764,168)	9,875,864	4,184,913	1,841,484	(158,708)	(290,252)	1,595,408
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(764,168)	9,875,864	4,184,913	1,841,484	(158,708)	(290,252)	1,595,408
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,269,661)	9,146,009	4,077,079	1,695,252	(541,739)	(281,732)	(531,984)
NET ASSETS AT DECEMBER 31, 2018	$37,380,872	$17,066,798	$31,362,287	$4,252,378	$7,922,610	$8,114,271	$22,541,058

See accompanying notes.

	LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class Subaccount	LVIP Delaware Bond Fund - Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund - Standard Class Subaccount	LVIP Delaware Social Awareness Fund - Standard Class Subaccount	LVIP Delaware Special Opportunities Fund - Standard Class Subaccount	LVIP Delaware Wealth Builder Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2017	$822,256	$123,172,536	$15,973,683	$6,522,336	$10,086,430	$3,001,439
Changes From Operations:
• Net investment income (loss)	2,880	3,316,949	107,121	52,726	97,098	55,162
• Net realized gain (loss) on investments	33,730	(88,202)	12,416	667,851	1,122,798	212,119
• Net change in unrealized appreciation or depreciation on investments	122,435	1,685,779	250,383	468,569	632,169	77,953
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	159,045	4,914,526	369,920	1,189,146	1,852,065	345,234
Change From Unit Transactions:
• Net unit transactions	167,035	15,060,915	5,951,466	(779,937)	1,259,030	(290,823)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	167,035	15,060,915	5,951,466	(779,937)	1,259,030	(290,823)
TOTAL INCREASE (DECREASE) IN NET ASSETS	326,080	19,975,441	6,321,386	409,209	3,111,095	54,411
NET ASSETS AT DECEMBER 31, 2017	1,148,336	143,147,977	22,295,069	6,931,545	13,197,525	3,055,850
Changes From Operations:
• Net investment income (loss)	2,674	4,175,691	802,075	65,560	119,670	71,770
• Net realized gain (loss) on investments	41,620	(570,683)	16,063	750,986	1,364,297	504,971
• Net change in unrealized appreciation or depreciation on investments	(113,602)	(5,564,447)	(926,883)	(1,187,312)	(3,746,876)	(732,452)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(69,308)	(1,959,439)	(108,745)	(370,766)	(2,262,909)	(155,711)
Change From Unit Transactions:
• Net unit transactions	(31,288)	12,098,181	3,152,502	284,939	1,976,039	(334,370)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(31,288)	12,098,181	3,152,502	284,939	1,976,039	(334,370)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(100,596)	10,138,742	3,043,757	(85,827)	(286,870)	(490,081)
NET ASSETS AT DECEMBER 31, 2018	$1,047,740	$153,286,719	$25,338,826	$6,845,718	$12,910,655	$2,565,769

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

	LVIP Dimensional International Core Equity Fund - Standard Class Subaccount	LVIP Dimensional International Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class Subaccount	LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Dimensional/ Vanguard Total Bond Fund - Standard Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2017	$4,320,917	$10,120,850	$9,076,712	$6,781,380	$11,912,273	$43,397,818	$6,933,617
Changes From Operations:
• Net investment income (loss)	140,833	189,240	130,288	78,225	79,286	731,943	65,287
• Net realized gain (loss) on investments	64,366	72,755	164,320	90,076	108,722	(3,780)	106,948
• Net change in unrealized appreciation or depreciation on investments	1,338,803	2,296,785	1,901,173	1,556,172	2,050,533	316,387	1,251,151
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,544,002	2,558,780	2,195,781	1,724,473	2,238,541	1,044,550	1,423,386
Change From Unit Transactions:
• Net unit transactions	5,941,621	(551,652)	3,747,470	6,850,182	(27,756)	13,121,900	(200,060)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,941,621	(551,652)	3,747,470	6,850,182	(27,756)	13,121,900	(200,060)
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,485,623	2,007,128	5,943,251	8,574,655	2,210,785	14,166,450	1,223,326
NET ASSETS AT DECEMBER 31, 2017	11,806,540	12,127,978	15,019,963	15,356,035	14,123,058	57,564,268	8,156,943
Changes From Operations:
• Net investment income (loss)	230,437	162,878	207,522	106,448	56,180	1,103,405	73,994
• Net realized gain (loss) on investments	4,729	62,870	676,059	201,195	338,331	(90,169)	186,895
• Net change in unrealized appreciation or depreciation on investments	(3,647,541)	(2,324,986)	(2,764,110)	(2,743,223)	(1,399,809)	(1,362,849)	(1,046,427)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,412,375)	(2,099,238)	(1,880,529)	(2,435,580)	(1,005,298)	(349,613)	(785,538)
Change From Unit Transactions:
• Net unit transactions	8,929,679	960,272	5,950,926	9,692,529	(1,145,520)	14,254,275	77,075
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	8,929,679	960,272	5,950,926	9,692,529	(1,145,520)	14,254,275	77,075
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,517,304	(1,138,966)	4,070,397	7,256,949	(2,150,818)	13,904,662	(708,463)
NET ASSETS AT DECEMBER 31, 2018	$17,323,844	$10,989,012	$19,090,360	$22,612,984	$11,972,240	$71,468,930	$7,448,480
See accompanying notes.

	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Income Fund - Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Government Money Market Fund - Standard Class Subaccount	LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2017	$32,878,208	$103,606,539	$10,048,437	$93,881,212	$93,224,650	$1,471,551
Changes From Operations:
• Net investment income (loss)	679,295	2,118,631	(58,793)	1,780,372	(132,853)	9,586
• Net realized gain (loss) on investments	438,979	2,407,186	50,967	2,011,361	2,318	38,858
• Net change in unrealized appreciation or depreciation on investments	2,182,719	11,055,588	484,299	9,081,054	—	100,144
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,300,993	15,581,405	476,473	12,872,787	(130,535)	148,588
Change From Unit Transactions:
• Net unit transactions	3,819,170	2,757,214	2,098,079	5,662	8,765,763	23,507
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,819,170	2,757,214	2,098,079	5,662	8,765,763	23,507
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,120,163	18,338,619	2,574,552	12,878,449	8,635,228	172,095
NET ASSETS AT DECEMBER 31, 2017	39,998,371	121,945,158	12,622,989	106,759,661	101,859,878	1,643,646
Changes From Operations:
• Net investment income (loss)	889,643	2,391,827	460,351	1,946,663	671,618	18,616
• Net realized gain (loss) on investments	770,111	2,315,188	15,772	3,296,859	16	61,658
• Net change in unrealized appreciation or depreciation on investments	(3,815,377)	(13,179,042)	(303,448)	(11,174,877)	2	(242,441)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,155,623)	(8,472,027)	172,675	(5,931,355)	671,636	(162,167)
Change From Unit Transactions:
• Net unit transactions	4,276,737	2,267,869	222,996	(5,040,806)	11,691,571	101,616
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,276,737	2,267,869	222,996	(5,040,806)	11,691,571	101,616
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,121,114	(6,204,158)	395,671	(10,972,161)	12,363,207	(60,551)
NET ASSETS AT DECEMBER 31, 2018	$42,119,485	$115,741,000	$13,018,660	$95,787,500	$114,223,085	$1,583,095

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

	LVIP JPMorgan High Yield Fund - Standard Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed VolatilityFund - Standard Class Subaccount	LVIP MFS International Growth Fund - Standard Class Subaccount	LVIP MFS Value Fund - Standard Class Subaccount	LVIP Mondrian International Value Fund - Standard Class Subaccount	LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA Bond Index Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2017	$35,978,118	$12,985,982	$22,859,412	$68,828,939	$31,157,739	$325,507	$25,939,724
Changes From Operations:
• Net investment income (loss)	2,355,677	58,859	182,215	1,116,864	1,025,315	4,151	625,443
• Net realized gain (loss) on investments	20,739	216,183	503,490	2,573,415	265,078	7,022	(16,146)
• Net change in unrealized appreciation or depreciation on investments	(66,102)	1,567,686	6,826,915	9,163,146	5,328,631	55,019	85,521
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,310,314	1,842,728	7,512,620	12,853,425	6,619,024	66,192	694,818
Change From Unit Transactions:
• Net unit transactions	6,482,933	22,541	2,693,314	15,687,507	973,798	57,916	9,314,445
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,482,933	22,541	2,693,314	15,687,507	973,798	57,916	9,314,445
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,793,247	1,865,269	10,205,934	28,540,932	7,592,822	124,108	10,009,263
NET ASSETS AT DECEMBER 31, 2017	44,771,365	14,851,251	33,065,346	97,369,871	38,750,561	449,615	35,948,987
Changes From Operations:
• Net investment income (loss)	2,542,434	113,100	285,742	1,262,066	1,062,702	60	1,062,894
• Net realized gain (loss) on investments	(261,360)	223,018	1,390,844	5,084,686	666,706	57,278	(147,756)
• Net change in unrealized appreciation or depreciation on investments	(4,008,286)	(2,165,049)	(5,013,321)	(17,464,382)	(6,558,947)	(77,225)	(1,137,567)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,727,212)	(1,828,931)	(3,336,735)	(11,117,630)	(4,829,539)	(19,887)	(222,429)
Change From Unit Transactions:
• Net unit transactions	4,081,304	158,014	5,953,508	10,772,204	2,224,393	(171,685)	13,914,971
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,081,304	158,014	5,953,508	10,772,204	2,224,393	(171,685)	13,914,971
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,354,092	(1,670,917)	2,616,773	(345,426)	(2,605,146)	(191,572)	13,692,542
NET ASSETS AT DECEMBER 31, 2018	$47,125,457	$13,180,334	$35,682,119	$97,024,445	$36,145,415	$258,043	$49,641,529

See accompanying notes.

	LVIP SSGA Conservative Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Conservative Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA Developed International 150 Fund - Standard Class Subaccount	LVIP SSGA Emerging Markets 100 Fund - Standard Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA International Index Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2017	$13,074,821	$9,716,216	$12,110,200	$20,166,518	$21,365,684	$25,160,758
Changes From Operations:
• Net investment income (loss)	282,757	334,731	641,842	632,121	794,812	698,265
• Net realized gain (loss) on investments	98,126	142,070	53,945	113,702	231,739	168,334
• Net change in unrealized appreciation or depreciation on investments	1,106,128	446,577	2,481,812	4,350,385	1,966,446	5,658,198
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,487,011	923,378	3,177,599	5,096,208	2,992,997	6,524,797
Change From Unit Transactions:
• Net unit transactions	4,613,557	1,692,773	3,988,469	5,850,366	(721,991)	5,941,719
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,613,557	1,692,773	3,988,469	5,850,366	(721,991)	5,941,719
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,100,568	2,616,151	7,166,068	10,946,574	2,271,006	12,466,516
NET ASSETS AT DECEMBER 31, 2017	19,175,389	12,332,367	19,276,268	31,113,092	23,636,690	37,627,274
Changes From Operations:
• Net investment income (loss)	347,354	288,502	776,768	1,666,706	555,284	961,722
• Net realized gain (loss) on investments	156,286	130,947	646,935	23,017	210,177	149,894
• Net change in unrealized appreciation or depreciation on investments	(1,566,983)	(1,139,861)	(5,697,506)	(6,931,970)	(2,812,589)	(8,010,764)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,063,343)	(720,412)	(4,273,803)	(5,242,247)	(2,047,128)	(6,899,148)
Change From Unit Transactions:
• Net unit transactions	2,291,768	530,559	9,808,804	13,714,019	(22,440)	13,383,678
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,291,768	530,559	9,808,804	13,714,019	(22,440)	13,383,678
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,228,425	(189,853)	5,535,001	8,471,772	(2,069,568)	6,484,530
NET ASSETS AT DECEMBER 31, 2018	$20,403,814	$12,142,514	$24,811,269	$39,584,864	$21,567,122	$44,111,804

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

	LVIP SSGA International Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA Large Cap 100 Fund - Standard Class Subaccount	LVIP SSGA Moderate Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Moderate Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA S&P 500 Index Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2017	$8,797,185	$19,319,987	$50,711,847	$47,076,770	$65,233,456	$39,006,718	$217,044,152
Changes From Operations:
• Net investment income (loss)	156,687	613,586	1,080,225	1,982,040	1,370,745	1,828,431	4,006,109
• Net realized gain (loss) on investments	79,782	3,586,188	591,518	1,054,548	656,578	919,125	6,755,975
• Net change in unrealized appreciation or depreciation on investments	1,805,236	(174,278)	6,296,461	3,403,936	10,028,263	3,176,442	42,017,917
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,041,705	4,025,496	7,968,204	6,440,524	12,055,586	5,923,998	52,780,001
Change From Unit Transactions:
• Net unit transactions	(264,186)	5,370,297	16,209,583	9,792,959	20,475,111	8,937,094	76,611,354
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(264,186)	5,370,297	16,209,583	9,792,959	20,475,111	8,937,094	76,611,354
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,777,519	9,395,793	24,177,787	16,233,483	32,530,697	14,861,092	129,391,355
NET ASSETS AT DECEMBER 31, 2017	10,574,704	28,715,780	74,889,634	63,310,253	97,764,153	53,867,810	346,435,507
Changes From Operations:
• Net investment income (loss)	171,833	552,612	1,383,473	1,595,670	1,579,784	1,584,053	5,253,775
• Net realized gain (loss) on investments	56,336	1,841,947	653,897	1,074,136	1,138,781	559,340	13,385,211
• Net change in unrealized appreciation or depreciation on investments	(1,615,988)	(6,463,343)	(8,228,274)	(7,880,325)	(11,558,807)	(7,477,667)	(44,634,350)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,387,819)	(4,068,784)	(6,190,904)	(5,210,519)	(8,840,242)	(5,334,274)	(25,995,364)
Change From Unit Transactions:
• Net unit transactions	415,191	6,721,583	16,121,776	4,540,832	14,944,923	7,646,066	110,767,706
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	415,191	6,721,583	16,121,776	4,540,832	14,944,923	7,646,066	110,767,706
TOTAL INCREASE (DECREASE) IN NET ASSETS	(972,628)	2,652,799	9,930,872	(669,687)	6,104,681	2,311,792	84,772,342
NET ASSETS AT DECEMBER 31, 2018	$9,602,076	$31,368,579	$84,820,506	$62,640,566	$103,868,834	$56,179,602	$431,207,849

See accompanying notes.

	LVIP SSGA Small-Cap Index Fund - Standard Class Subaccount	LVIP SSGA Small-Mid Cap 200 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2010 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2020 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2030 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2040 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2017	$34,206,627	$24,540,696	$295,330	$941,136	$2,555,494	$3,529,632
Changes From Operations:
• Net investment income (loss)	187,563	615,423	3,441	14,721	33,506	60,313
• Net realized gain (loss) on investments	1,732,536	2,757,013	9,851	39,889	62,292	187,595
• Net change in unrealized appreciation or depreciation on investments	3,587,575	(1,605,881)	7,837	47,102	188,345	249,409
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,507,674	1,766,555	21,129	101,712	284,143	497,317
Change From Unit Transactions:
• Net unit transactions	10,476,240	7,838,670	(83,842)	(51,822)	(606,055)	(133,577)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	10,476,240	7,838,670	(83,842)	(51,822)	(606,055)	(133,577)
TOTAL INCREASE (DECREASE) IN NET ASSETS	15,983,914	9,605,225	(62,713)	49,890	(321,912)	363,740
NET ASSETS AT DECEMBER 31, 2017	50,190,541	34,145,921	232,617	991,026	2,233,582	3,893,372
Changes From Operations:
• Net investment income (loss)	211,048	1,029,168	4,268	15,414	32,558	45,311
• Net realized gain (loss) on investments	3,889,167	1,044,368	15,351	90,271	141,011	208,920
• Net change in unrealized appreciation or depreciation on investments	(11,523,412)	(8,029,485)	(30,227)	(168,721)	(349,724)	(583,399)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,423,197)	(5,955,949)	(10,608)	(63,036)	(176,155)	(329,168)
Change From Unit Transactions:
• Net unit transactions	11,315,037	10,422,231	350	12,202	(2,076)	(311,708)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	11,315,037	10,422,231	350	12,202	(2,076)	(311,708)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,891,840	4,466,282	(10,258)	(50,834)	(178,231)	(640,876)
NET ASSETS AT DECEMBER 31, 2018	$54,082,381	$38,612,203	$222,359	$940,192	$2,055,351	$3,252,496

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

	LVIP T. Rowe Price Growth Stock Fund - Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class Subaccount	LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund - Standard Class Subaccount	LVIP Vanguard International Equity ETF Fund - Standard Class Subaccount	LVIP Wellington Capital Growth Fund - Standard Class Subaccount	LVIP Wellington Mid-Cap Value Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2017	$35,251,022	$21,280,456	$1,591,773	$49,917,610	$36,297,522	$14,925,116	$13,570,353
Changes From Operations:
• Net investment income (loss)	(187,293)	(110,264)	39,319	657,533	772,491	(102,134)	(28,203)
• Net realized gain (loss) on investments	2,227,805	1,184,569	52,502	698,403	278,487	1,574,667	989,607
• Net change in unrealized appreciation or depreciation on investments	10,354,693	4,385,706	251,832	9,947,190	10,095,532	3,975,176	1,174,074
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,395,205	5,460,011	343,653	11,303,126	11,146,510	5,447,709	2,135,478
Change From Unit Transactions:
• Net unit transactions	7,303,920	3,584,957	2,035,996	18,732,747	11,152,839	1,964,141	4,855,593
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	7,303,920	3,584,957	2,035,996	18,732,747	11,152,839	1,964,141	4,855,593
TOTAL INCREASE (DECREASE) IN NET ASSETS	19,699,125	9,044,968	2,379,649	30,035,873	22,299,349	7,411,850	6,991,071
NET ASSETS AT DECEMBER 31, 2017	54,950,147	30,325,424	3,971,422	79,953,483	58,596,871	22,336,966	20,561,424
Changes From Operations:
• Net investment income (loss)	(311,539)	(84,533)	115,598	810,393	1,152,936	(157,108)	22,686
• Net realized gain (loss) on investments	7,208,921	3,438,785	85,470	1,740,487	308,142	2,693,152	1,091,065
• Net change in unrealized appreciation or depreciation on investments	(8,778,898)	(4,863,061)	(830,801)	(8,263,156)	(12,778,822)	(3,169,226)	(4,857,353)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,881,516)	(1,508,809)	(629,733)	(5,712,276)	(11,317,744)	(633,182)	(3,743,602)
Change From Unit Transactions:
• Net unit transactions	11,389,201	5,464,698	6,601,059	20,861,507	20,130,052	7,433,419	4,956,354
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	11,389,201	5,464,698	6,601,059	20,861,507	20,130,052	7,433,419	4,956,354
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,507,685	3,955,889	5,971,326	15,149,231	8,812,308	6,800,237	1,212,752
NET ASSETS AT DECEMBER 31, 2018	$64,457,832	$34,281,313	$9,942,748	$95,102,714	$67,409,179	$29,137,203	$21,774,176

See accompanying notes.

	M Capital Appreciation Fund Subaccount	M International Equity Fund Subaccount	M Large Cap Growth Fund Subaccount	M Large Cap Value Fund Subaccount	MFS® VIT Growth Series - Initial Class Subaccount	MFS® VIT Total Return Series - Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2017	$1,425,209	$1,609,705	$2,369,313	$2,005,540	$29,131,037	$31,361,222
Changes From Operations:
• Net investment income (loss)	(4,932)	24,486	(9,612)	25,625	(167,851)	669,645
• Net realized gain (loss) on investments	173,939	5,137	130,847	115,418	2,528,611	1,560,644
• Net change in unrealized appreciation or depreciation on investments	74,004	330,199	759,079	150,758	7,043,164	1,669,429
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	243,011	359,822	880,314	291,801	9,403,924	3,899,718
Change From Unit Transactions:
• Net unit transactions	(151,015)	(95,765)	(322,572)	(64,586)	3,251,983	4,607,503
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(151,015)	(95,765)	(322,572)	(64,586)	3,251,983	4,607,503
TOTAL INCREASE (DECREASE) IN NET ASSETS	91,996	264,057	557,742	227,215	12,655,907	8,507,221
NET ASSETS AT DECEMBER 31, 2017	1,517,205	1,873,762	2,927,055	2,232,755	41,786,944	39,868,443
Changes From Operations:
• Net investment income (loss)	(75)	22,867	(9,583)	26,492	(239,899)	763,756
• Net realized gain (loss) on investments	323,185	13,380	538,588	202,509	5,076,595	2,394,582
• Net change in unrealized appreciation or depreciation on investments	(535,501)	(456,174)	(669,086)	(504,589)	(4,401,116)	(6,049,394)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(212,391)	(419,927)	(140,081)	(275,588)	435,580	(2,891,056)
Change From Unit Transactions:
• Net unit transactions	90,436	189,435	(64,108)	57,646	5,962,751	7,403,644
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	90,436	189,435	(64,108)	57,646	5,962,751	7,403,644
TOTAL INCREASE (DECREASE) IN NET ASSETS	(121,955)	(230,492)	(204,189)	(217,942)	6,398,331	4,512,588
NET ASSETS AT DECEMBER 31, 2018	$1,395,250	$1,643,270	$2,722,866	$2,014,813	$48,185,275	$44,381,031

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

	MFS® VIT Utilities Series - Initial Class Subaccount	MFS® VIT II Core Equity Portfolio - Initial Class Subaccount	Neuberger Berman AMT Large Cap Value Portfolio - I Class Subaccount	Neuberger Berman AMT Mid Cap Growth Portfolio - I Class Subaccount	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class Subaccount	PIMCO VIT Commodity- RealReturn® Strategy Portfolio - Administrative Class Subaccount	Putnam VT Equity Income Fund - Class IB Subaccount
NET ASSETS AT JANUARY 1, 2017	$35,740,262	$1,053,679	$1,647,804	$16,982,080	$5,819,933	$18,599,830	$—
Changes From Operations:
• Net investment income (loss)	1,405,220	5,007	387	(79,513)	26,196	2,206,348	(5,073)
• Net realized gain (loss) on investments	98,427	60,608	115,030	463,675	135,841	(794,972)	4,038
• Net change in unrealized appreciation or depreciation on investments	3,371,315	155,033	81,687	3,580,008	749,666	(897,600)	195,250
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,874,962	220,648	197,104	3,964,170	911,703	513,776	194,215
Change From Unit Transactions:
• Net unit transactions	(1,370,566)	(247,870)	(250,071)	(2,063,452)	(412,806)	4,251,360	1,503,055
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,370,566)	(247,870)	(250,071)	(2,063,452)	(412,806)	4,251,360	1,503,055
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,504,396	(27,222)	(52,967)	1,900,718	498,897	4,765,136	1,697,270
NET ASSETS AT DECEMBER 31, 2017	39,244,658	1,026,457	1,594,837	18,882,798	6,318,830	23,364,966	1,697,270
Changes From Operations:
• Net investment income (loss)	227,792	2,655	9,263	(82,823)	16,490	363,591	3,586
• Net realized gain (loss) on investments	452,843	119,536	224,451	1,674,833	417,539	(795,647)	91,580
• Net change in unrealized appreciation or depreciation on investments	(401,868)	(160,932)	(253,021)	(2,620,821)	(1,347,829)	(3,245,940)	(234,926)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	278,767	(38,741)	(19,307)	(1,028,811)	(913,800)	(3,677,996)	(139,760)
Change From Unit Transactions:
• Net unit transactions	(2,343,360)	(66,607)	(169,899)	(2,042,726)	(405,146)	2,694,098	(115,391)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,343,360)	(66,607)	(169,899)	(2,042,726)	(405,146)	2,694,098	(115,391)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,064,593)	(105,348)	(189,206)	(3,071,537)	(1,318,946)	(983,898)	(255,151)
NET ASSETS AT DECEMBER 31, 2018	$37,180,065	$921,109	$1,405,631	$15,811,261	$4,999,884	$22,381,068	$1,442,119

See accompanying notes.

	Putnam VT Global Health Care Fund - Class IB Subaccount	Putnam VT Growth & Income Fund - Class IB Subaccount	Templeton Foreign VIP Fund - Class 1 Subaccount	Templeton Foreign VIP Fund - Class 2 Subaccount	Templeton Global Bond VIP Fund - Class 1 Subaccount	Templeton Growth VIP Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2017	$2,014,431	$1,395,426	$1,318,979	$3,196,546	$27,617,345	$7,464,657
Changes From Operations:
• Net investment income (loss)	128	27,569	30,179	71,218	(201,895)	111,782
• Net realized gain (loss) on investments	152,550	316,451	10,184	29,518	(48,391)	120,131
• Net change in unrealized appreciation or depreciation on investments	116,167	(275,023)	165,471	390,661	601,859	1,095,209
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	268,845	68,997	205,834	491,397	351,573	1,327,122
Change From Unit Transactions:
• Net unit transactions	(401,967)	(1,464,423)	(177,534)	(136,591)	7,954,441	(340,827)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(401,967)	(1,464,423)	(177,534)	(136,591)	7,954,441	(340,827)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(133,122)	(1,395,426)	28,300	354,806	8,306,014	986,295
NET ASSETS AT DECEMBER 31, 2017	1,881,309	—	1,347,279	3,551,352	35,923,359	8,450,952
Changes From Operations:
• Net investment income (loss)	8,708	—	29,149	72,051	(276,304)	142,963
• Net realized gain (loss) on investments	281,442	—	4,765	(27,343)	(52,437)	774,169
• Net change in unrealized appreciation or depreciation on investments	(303,322)	—	(237,352)	(584,380)	971,607	(2,106,628)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(13,172)	—	(203,438)	(539,672)	642,866	(1,189,496)
Change From Unit Transactions:
• Net unit transactions	(167,147)	—	(60,334)	(587,593)	8,624,824	(707,238)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(167,147)	—	(60,334)	(587,593)	8,624,824	(707,238)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(180,319)	—	(263,772)	(1,127,265)	9,267,690	(1,896,734)
NET ASSETS AT DECEMBER 31, 2018	$1,700,990	$—	$1,083,507	$2,424,087	$45,191,049	$6,554,218

Lincoln Life Flexible Premium Variable Life Account M

Statements of changes in net assets (continued)

Years Ended December 31, 2017 and 2018

Templeton Growth VIP Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2017	$1,083,095
Changes From Operations:
• Net investment income	13,385
• Net realized gain on investments	29,317
• Net change in unrealized appreciation or depreciation on investments	151,021
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	193,723
Change From Unit Transactions:
• Net unit transactions	(19,141)
NET DECREASE IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(19,141)
TOTAL INCREASE (DECREASE) IN NET ASSETS	174,582
NET ASSETS AT DECEMBER 31, 2017	1,257,677
Changes From Operations:
• Net investment income	17,661
• Net realized gain on investments	118,249
• Net change in unrealized appreciation or depreciation on investments	(319,425)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	(183,515)
Change From Unit Transactions:
• Net unit transactions	(57,660)
NET DECREASE IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(57,660)
TOTAL DECREASE IN NET ASSETS	(241,175)
NET ASSETS AT DECEMBER 31, 2018	$1,016,502

See accompanying notes.

Lincoln Life Flexible Premium Variable
Life Account M

Notes to financial statements

December 31, 2018

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life Flexible Premium Variable Life Account M (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 18, 1998, are part of the operations of the Company. The Variable Account consists of eighteen products as follows:

• VUL-I • Lincoln VULCV • Lincoln VULCV-II • Lincoln VULCV-III • Lincoln VULCV-IV • Lincoln VULDB • Lincoln VULDB-II • Lincoln VULDB-IV • MoneyGuard VUL • Lincoln VULONE • Lincoln Momentum VULONE	• Lincoln VULONE 2005 • Lincoln Momentum VULONE 2005 • Lincoln VULONE 2007 • Lincoln Momentum VULONE 2007 • Lincoln AssetEdge VUL • Lincoln VULONE 2012 • Lincoln VULONE 2014

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred thirty mutual funds (the Funds) of twenty open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):

Invesco V.I. American Franchise Fund - Series I Shares

Invesco V.I. Core Equity Fund - Series I Shares

Invesco V.I. Core Plus Bond Fund - Series I Shares

Invesco V.I. International Growth Fund - Series I Shares

AllianceBernstein Variable Products Series Fund:

AB VPS Global Thematic Growth Portfolio - Class A

AB VPS Growth and Income Portfolio - Class A

AB VPS International Value Portfolio - Class A

AB VPS Large Cap Growth Portfolio - Class A

AB VPS Small/Mid Cap Value Portfolio - Class A

American Century Variable Portfolios, Inc.:

American Century VP Balanced Fund - Class I

American Century VP Inflation Protection Fund - Class I

American Funds Insurance Series®:

American Funds Global Growth Fund - Class 2

American Funds Global Small Capitalization Fund - Class 2

American Funds Growth Fund - Class 2

American Funds Growth-Income Fund - Class 2

American Funds International Fund - Class 2

BlackRock Variable Series Funds, Inc.:

BlackRock Global Allocation V.I. Fund - Class I

Delaware VIP® Trust:

Delaware VIP® Diversified Income Series - Standard Class

Delaware VIP® Emerging Markets Series - Standard Class

Delaware VIP® High Yield Series - Standard Class

Delaware VIP® Limited-Term Diversified Income Series - Standard Class

Delaware VIP® REIT Series - Standard Class

Delaware VIP® Small Cap Value Series - Standard Class

Delaware VIP® Smid Cap Core Series - Standard Class

Delaware VIP® U.S. Growth Series - Standard Class

Delaware VIP® Value Series - Standard Class

Deutsche DWS Investments VIT Funds:

DWS Equity 500 Index VIP Portfolio - Class A

DWS Small Cap Index VIP Portfolio - Class A

Deutsche DWS Variable Series II:

DWS Alternative Asset Allocation VIP Portfolio - Class A

Fidelity® Variable Insurance Products:

Fidelity® VIP Asset Manager Portfolio - Initial Class

Fidelity® VIP Contrafund® Portfolio - Service Class

Fidelity® VIP Equity-Income Portfolio - Initial Class

Fidelity® VIP Equity-Income Portfolio - Service Class

Fidelity® VIP Growth Opportunities Portfolio - Service Class

Fidelity® VIP Growth Portfolio - Service Class

Fidelity® VIP High Income Portfolio - Service Class

Fidelity® VIP Investment Grade Bond Portfolio - Initial Class

Fidelity® VIP Mid Cap Portfolio - Service Class

Fidelity® VIP Overseas Portfolio - Service Class

Lincoln Life Flexible Premium Variable
Life Account M

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Franklin Templeton Variable Insurance Products Trust:

Franklin Income VIP Fund - Class 1

Franklin Mutual Shares VIP Fund - Class 1

Franklin Small-Mid Cap Growth VIP Fund - Class 1

Templeton Foreign VIP Fund - Class 1

Templeton Foreign VIP Fund - Class 2

Templeton Global Bond VIP Fund - Class 1

Templeton Growth VIP Fund - Class 1

Templeton Growth VIP Fund - Class 2

Janus Aspen Series:

Janus Henderson Balanced Portfolio - Institutional Shares

Janus Henderson Balanced Portfolio - Service Shares

Janus Henderson Enterprise Portfolio - Service Shares

Janus Henderson Global Research Portfolio - Institutional Shares

Janus Henderson Global Research Portfolio - Service Shares

Janus Henderson Global Technology Portfolio - Service Shares

JPMorgan Insurance Trust:

JPMorgan Insurance Trust Global Allocation Portfolio - Class 1

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Mid Cap Portfolio - Class I

Lincoln Variable Insurance Products Trust*:

LVIP Baron Growth Opportunities Fund - Service Class

LVIP Baron Growth Opportunities Fund - Standard Class

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class

LVIP BlackRock Inflation Protected Bond Fund - Standard Class

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class

LVIP Clarion Global Real Estate Fund - Standard Class

LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class

LVIP Delaware Bond Fund - Standard Class

LVIP Delaware Diversified Floating Rate Fund - Standard Class

LVIP Delaware Social Awareness Fund - Standard Class

LVIP Delaware Special Opportunities Fund - Standard Class

LVIP Delaware Wealth Builder Fund - Standard Class

LVIP Dimensional International Core Equity Fund - Standard Class

LVIP Dimensional International Equity Managed Volatility Fund - Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class

LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class

LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class

LVIP Dimensional/Vanguard Total Bond Fund - Standard Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class

LVIP Global Growth Allocation Managed Risk Fund - Standard Class

LVIP Global Income Fund - Standard Class

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class

LVIP Government Money Market Fund - Standard Class

LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class

LVIP JPMorgan High Yield Fund - Standard Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class

LVIP MFS International Growth Fund - Standard Class

LVIP MFS Value Fund - Standard Class

LVIP Mondrian International Value Fund - Standard Class

LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class

LVIP SSGA Bond Index Fund - Standard Class

LVIP SSGA Conservative Index Allocation Fund - Standard Class

LVIP SSGA Conservative Structured Allocation Fund - Standard Class

LVIP SSGA Developed International 150 Fund - Standard Class

LVIP SSGA Emerging Markets 100 Fund - Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class

LVIP SSGA International Index Fund - Standard Class

LVIP SSGA International Managed Volatility Fund - Standard Class

LVIP SSGA Large Cap 100 Fund - Standard Class

LVIP SSGA Moderate Index Allocation Fund - Standard Class

LVIP SSGA Moderate Structured Allocation Fund - Standard Class

Lincoln Life Flexible Premium Variable
Life Account M

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class

LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class

LVIP SSGA S&P 500 Index Fund - Standard Class

LVIP SSGA Small-Cap Index Fund - Standard Class

LVIP SSGA Small-Mid Cap 200 Fund - Standard Class

LVIP T. Rowe Price 2010 Fund - Standard Class

LVIP T. Rowe Price 2020 Fund - Standard Class

LVIP T. Rowe Price 2030 Fund - Standard Class

LVIP T. Rowe Price 2040 Fund - Standard Class

LVIP T. Rowe Price Growth Stock Fund - Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class

LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class

LVIP Vanguard Domestic Equity ETF Fund - Standard Class

LVIP Vanguard International Equity ETF Fund - Standard Class

LVIP Wellington Capital Growth Fund - Standard Class

LVIP Wellington Mid-Cap Value Fund - Standard Class

M Fund, Inc.:

M Capital Appreciation Fund

M International Equity Fund

M Large Cap Growth Fund

M Large Cap Value Fund

MFS Variable Insurance Trust:

MFS® VIT Growth Series - Initial Class

MFS® VIT Total Return Series - Initial Class

MFS® VIT Utilities Series - Initial Class

MFS Variable Insurance Trust II:

MFS® VIT II Core Equity Portfolio - Initial Class

Neuberger Berman Advisers Management Trust:

Neuberger Berman AMT Large Cap Value Portfolio - I Class

Neuberger Berman AMT Mid Cap Growth Portfolio - I Class

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class

PIMCO Variable Insurance Trust:

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class

Putnam Variable Trust:

Putnam VT Equity Income Fund - Class IB

Putnam VT Global Health Care Fund - Class IB

*  Denotes an affiliate of the Company

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2018. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Investment Fund Changes: During 2017, the following funds changed their names:

Previous Fund Name	New Fund Name
Delaware VIP® Smid Cap Growth Series - Standard Class	Delaware VIP® Smid Cap Core Series - Standard Class
Janus Aspen Balanced Portfolio - Institutional Shares	Janus Henderson Balanced Portfolio - Institutional Shares
Janus Aspen Balanced Portfolio - Service Shares	Janus Henderson Balanced Portfolio - Service Shares
Janus Aspen Enterprise Portfolio - Service Shares	Janus Henderson Enterprise Portfolio - Service Shares
Janus Aspen Global Research Portfolio - Institutional Shares	Janus Henderson Global Research Portfolio - Institutional Shares
Janus Aspen Global Research Portfolio - Service Shares	Janus Henderson Global Research Portfolio - Service Shares
Janus Aspen Global Technology Portfolio - Service Shares	Janus Henderson Global Technology Portfolio - Service Shares
LVIP Delaware Foundation Aggressive Allocation Fund - Standard Class	LVIP Delaware Wealth Builder Fund - Standard Class

During 2017, the following fund merger occurred:

Fund Acquired	Acquiring Fund
Putnam VT Growth & Income Fund - Class IB	Putnam VT Equity Income Fund - Class IB

During 2018, the following funds changed their names:

Previous Fund Name	New Fund Name
LVIP Managed Risk Profile 2010 Fund - Standard Class	LVIP T. Rowe Price 2010 Fund - Standard Class
LVIP Managed Risk Profile 2020 Fund - Standard Class	LVIP T. Rowe Price 2020 Fund - Standard Class
LVIP Managed Risk Profile 2030 Fund - Standard Class	LVIP T. Rowe Price 2030 Fund - Standard Class
LVIP Managed Risk Profile 2040 Fund - Standard Class	LVIP T. Rowe Price 2040 Fund - Standard Class

Also during 2018, the following fund families changed their names:

Previous Fund Family Name	New Fund Family Name
Deutsche Investments VIT Funds	Deutsche DWS Investments VIT Funds
Deutsche Variable Series II	Deutsche DWS Variable Series II

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The rates are as follows for the eighteen policy types within the Variable Account:

•  VUL-I - annual rate of .80% for policy years one through twelve and .55% thereafter.

•  Lincoln VULCV - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

•  Lincoln VULCV-II - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

•  Lincoln VULCV-III - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

•  Lincoln VULCV-IV - annual rate of .60% for policy years one through ten and .20% thereafter.

•  Lincoln VULDB - annual rate of .90% for policy years one through nineteen and .20% thereafter.

•  Lincoln VULDB-II - annual rate of .90% for policy years one through nineteen and .20% thereafter.

•  Lincoln VULDB-IV - annual rate of .90% for policy years one through nineteen and .20% thereafter.

•  MoneyGuard VUL - annual rate of 1.00%.

Lincoln Life Flexible Premium Variable
Life Account M

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

•  Lincoln VULONE - annual rate of .50% for policy years one through ten and .20% thereafter.

•  Lincoln Momentum VULONE - annual rate of .50% for policy years one through ten and .20% thereafter.

•  Lincoln VULONE 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.

•  Lincoln Momentum VULONE 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.

•  Lincoln VULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln Momentum VULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln AssetEdge VUL - annual rate of .10% for policy years one through twenty and 0.00% thereafter for policies issued before 10/19/09. For policies issued on or after 10/19/09 an annual rate of .15% is charged for policy years one through fifteen and 0.00% thereafter.

•  Lincoln VULONE 2012 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln VULONE 2014 - annual rate of .90% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

The Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2018 and 2017, amounted to $96,384,189 and $72,147,738, respectively.

The Company charges a monthly administrative fee for items such as premium billings and collection, policy value calculation, confirmations and periodic reports. Refer to the product prospectus for the applicable administrative fee rates. Administrative fees for the years ended December 31, 2018 and 2017, totaled $102,483,311 and $83,910,228, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2018 and 2017, amounted to $140,798,015 and $124,716,418, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee, refer to the product prospectus for applicable rates. For the years ended December 31, 2018 and 2017, transfer charges amounted to $194 and $364, respectively.

The Company, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln VULONE 2007, Lincoln Momentum VULONE 2007, Lincoln VULONE 2012, Lincoln VULONE 2014 and Lincoln AssetEdge VUL. For all other products, an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. Full surrender charges and partial surrender administrative charges paid to the Company attributable to the variable subaccounts for the years ended December 31, 2018 and 2017, were $6,388,046 and $5,995,316, respectively.

Premium load, cost of insurance, administrative, surrender and transfer fees are included within Contract withdrawals on the Statements of Changes in Net Assets.

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2018, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio - Class A
	2018		0.10%	0.90%	$11.23	$26.94	547,623	$8,151,257	-10.60%	-9.89%	0.00%
	2017		0.10%	0.90%	12.84	29.97	496,531	8,594,636	35.44%	36.53%	0.48%
	2016		0.10%	0.90%	9.41	22.01	419,905	5,477,044	-1.51%	-0.72%	0.00%
	2015		0.10%	0.90%	10.70	22.22	401,151	5,474,239	1.97%	2.79%	0.00%
	2014		0.10%	0.90%	11.53	21.68	338,698	4,612,558	4.12%	4.96%	0.00%
AB VPS Growth and Income Portfolio - Class A
	2018		0.10%	0.90%	10.93	34.87	912,651	16,768,385	-6.45%	-5.70%	0.98%
	2017		0.10%	0.90%	13.59	37.07	1,047,809	20,780,746	17.86%	18.81%	1.45%
	2016		0.10%	0.90%	11.45	31.28	1,088,497	19,044,608	10.30%	11.19%	0.93%
	2015		0.10%	0.90%	10.97	28.21	1,069,410	18,358,604	0.79%	1.60%	1.44%
	2014		0.10%	0.90%	13.98	27.83	992,623	18,629,064	8.56%	9.43%	1.38%
AB VPS International Value Portfolio - Class A
	2018		0.10%	0.90%	6.37	11.99	881,280	8,425,814	-23.48%	-22.87%	1.55%
	2017		0.10%	0.90%	8.29	15.58	860,133	10,339,799	24.30%	25.29%	2.21%
	2016		0.10%	0.90%	6.65	12.47	956,276	8,805,530	-1.39%	-0.60%	1.23%
	2015		0.10%	0.90%	6.73	12.57	946,832	8,677,035	1.66%	2.49%	2.47%
	2014		0.10%	0.90%	6.60	12.30	989,312	8,864,342	-7.06%	-6.30%	3.71%
AB VPS Large Cap Growth Portfolio - Class A
	2018		0.20%	0.90%	17.37	41.70	128,466	3,310,424	1.66%	2.39%	0.00%
	2017		0.20%	0.90%	16.97	40.79	107,378	2,905,893	30.80%	31.73%	0.00%
	2016		0.20%	0.90%	12.88	31.02	122,418	2,539,571	1.71%	2.42%	0.00%
	2015		0.20%	0.90%	12.58	30.33	146,506	2,988,450	10.12%	10.89%	0.00%
	2014		0.20%	0.90%	16.05	27.39	127,878	2,357,039	13.12%	13.74%	0.00%
AB VPS Small/Mid Cap Value Portfolio - Class A
	2018		0.10%	1.00%	9.30	42.86	2,561,697	39,596,867	-15.87%	-15.11%	0.48%
	2017		0.10%	1.00%	12.80	50.95	2,270,416	44,103,285	12.03%	13.03%	0.47%
	2016		0.10%	1.00%	11.33	45.48	1,928,473	35,255,726	23.84%	24.96%	0.57%
	2015		0.10%	1.00%	9.90	36.72	1,713,484	27,362,997	-6.43%	-5.58%	0.81%
	2014		0.10%	1.00%	15.83	39.25	1,360,777	26,108,168	8.11%	9.09%	0.71%
American Century VP Balanced Fund - Class I
	2018		0.15%	0.90%	11.25	11.48	1,639,629	18,464,017	-4.69%	-3.97%	1.65%
	2017		0.15%	0.90%	11.81	11.95	546,506	6,458,581	12.89%	13.74%	1.76%
	2016	6/7/16	0.15%	0.90%	10.46	10.51	151,196	1,582,479	0.29%	3.84%	1.04%
American Century VP Inflation Protection Fund - Class I
	2018		0.10%	0.90%	10.01	14.59	1,008,166	11,202,108	-3.44%	-2.67%	3.07%
	2017		0.10%	0.90%	10.37	15.11	1,048,384	12,406,425	2.99%	3.82%	2.85%
	2016		0.10%	0.90%	10.02	14.67	1,027,551	12,142,362	3.77%	4.60%	1.94%
	2015		0.10%	0.90%	9.60	14.81	986,137	11,577,435	-3.16%	-2.38%	2.35%
	2014		0.10%	0.90%	9.86	15.24	977,276	12,687,686	2.65%	3.47%	1.47%
American Funds Global Growth Fund - Class 2
	2018		0.10%	0.90%	11.27	31.71	6,501,824	96,750,118	-9.86%	-9.13%	0.74%
	2017		0.10%	0.90%	12.80	34.99	4,998,285	86,532,641	30.29%	31.34%	0.71%
	2016		0.10%	0.90%	9.75	26.78	4,100,726	58,234,955	-0.28%	0.52%	0.88%
	2015		0.10%	0.90%	11.06	26.75	3,238,915	50,119,731	5.98%	6.83%	1.09%
	2014		0.10%	0.90%	14.03	25.14	2,426,384	39,922,848	1.40%	2.21%	1.24%
American Funds Global Small Capitalization Fund - Class 2
	2018		0.10%	0.90%	10.17	31.97	5,607,302	75,647,034	-11.35%	-10.64%	0.08%
	2017		0.10%	0.90%	11.39	36.06	4,868,057	77,181,740	24.77%	25.77%	0.43%
	2016		0.10%	0.90%	9.07	28.91	4,358,690	57,801,698	1.18%	2.00%	0.24%
	2015		0.10%	1.00%	9.93	35.54	3,770,193	52,642,645	-0.74%	0.17%	0.00%
	2014		0.10%	1.00%	11.49	35.81	2,554,875	41,676,174	1.10%	2.02%	0.13%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Growth Fund - Class 2
	2018		0.10%	0.90%	$11.94	$41.05	15,511,357	$296,842,587	-1.14%	-0.35%	0.45%
	2017		0.10%	0.90%	13.99	41.29	13,849,034	281,539,220	27.14%	28.16%	0.52%
	2016		0.10%	0.90%	10.93	32.30	12,238,220	208,322,080	8.51%	9.38%	0.73%
	2015		0.10%	1.00%	11.52	29.60	10,748,835	183,473,700	5.80%	6.75%	0.61%
	2014		0.10%	1.00%	14.43	27.80	9,669,408	172,499,620	7.43%	8.40%	0.84%
American Funds Growth-Income Fund - Class 2
	2018		0.10%	1.00%	11.37	34.50	17,347,308	304,616,643	-2.76%	-1.88%	1.47%
	2017		0.10%	1.00%	13.17	35.25	15,241,486	288,725,558	21.17%	22.26%	1.48%
	2016		0.10%	1.00%	10.79	28.90	12,593,854	210,742,257	10.41%	11.41%	1.42%
	2015		0.10%	1.00%	10.87	26.01	10,692,293	174,387,716	0.45%	1.35%	1.36%
	2014		0.10%	1.00%	14.41	25.73	8,867,192	156,746,820	9.53%	10.52%	1.36%
American Funds International Fund - Class 2
	2018		0.10%	1.00%	10.37	26.36	13,473,368	170,734,564	-14.00%	-13.22%	1.82%
	2017		0.10%	1.00%	11.96	30.65	11,304,100	172,310,088	30.83%	32.01%	1.31%
	2016		0.10%	1.00%	9.07	23.43	10,273,705	123,514,398	2.50%	3.43%	1.32%
	2015		0.10%	1.00%	9.14	22.85	8,917,707	110,505,162	-5.48%	-4.62%	1.59%
	2014		0.10%	1.00%	10.87	24.18	6,536,858	93,859,012	-3.62%	-2.75%	1.51%
BlackRock Global Allocation V.I. Fund - Class I
	2018		0.10%	0.90%	10.20	17.36	16,018,000	191,949,905	-8.17%	-7.43%	1.00%
	2017		0.10%	0.90%	11.14	18.75	14,609,706	192,945,905	12.84%	13.74%	1.39%
	2016		0.10%	0.90%	9.80	16.49	12,838,157	153,277,088	3.18%	4.01%	1.28%
	2015		0.10%	0.90%	10.11	15.85	10,817,612	127,975,889	-1.60%	-0.81%	1.23%
	2014		0.10%	0.90%	11.94	15.98	7,870,482	99,358,349	1.19%	2.01%	2.64%
ClearBridge Variable Mid Cap Portfolio - Class I
	2018		0.10%	0.90%	10.39	11.72	1,422,884	15,982,409	-13.30%	-12.61%	0.60%
	2017		0.10%	0.90%	11.90	13.42	985,363	12,850,270	11.77%	12.69%	0.55%
	2016		0.10%	0.90%	10.56	11.91	522,516	6,099,071	8.34%	9.24%	0.87%
	2015		0.10%	0.90%	10.75	10.89	330,107	3,558,292	1.37%	2.15%	0.05%
	2014	6/26/14	0.15%	0.90%	10.61	10.66	85,980	912,662	0.95%	4.67%	0.60%
Delaware VIP® Diversified Income Series - Standard Class
	2018		0.10%	0.90%	10.17	18.37	5,948,099	68,003,570	-3.00%	-2.22%	3.13%
	2017		0.10%	0.90%	10.58	18.94	5,406,839	65,217,966	4.28%	5.12%	2.53%
	2016		0.10%	0.90%	10.08	19.10	4,261,885	52,057,689	2.60%	3.42%	2.99%
	2015		0.10%	0.90%	10.02	18.55	3,833,088	47,192,164	-1.97%	-1.18%	2.98%
	2014		0.10%	0.90%	10.48	18.84	3,191,545	43,062,799	4.37%	5.21%	2.18%
Delaware VIP® Emerging Markets Series - Standard Class
	2018		0.10%	0.90%	10.40	49.79	6,546,303	78,289,796	-16.56%	-15.89%	3.18%
	2017		0.10%	0.90%	12.38	59.67	4,915,691	74,061,466	39.29%	40.41%	0.57%
	2016		0.10%	0.90%	8.82	42.84	4,525,250	51,078,363	12.91%	13.82%	0.99%
	2015		0.10%	0.90%	7.76	37.94	4,002,325	42,423,283	-15.27%	-14.59%	0.85%
	2014		0.10%	0.90%	9.30	45.14	3,005,846	41,131,740	-8.88%	-8.15%	0.63%
Delaware VIP® High Yield Series - Standard Class
	2018		0.10%	1.00%	10.03	29.08	1,216,308	16,423,564	-5.42%	-4.57%	6.17%
	2017		0.10%	1.00%	10.82	30.74	1,311,694	19,777,266	6.42%	7.38%	5.76%
	2016		0.10%	1.00%	10.09	28.89	1,357,114	19,916,891	12.03%	13.05%	6.57%
	2015		0.10%	1.00%	8.93	25.79	1,230,142	17,691,901	-7.53%	-6.69%	6.90%
	2014		0.10%	1.00%	11.88	27.88	1,168,732	19,744,934	-1.28%	-0.39%	6.92%
Delaware VIP® Limited-Term Diversified Income Series - Standard Class
	2018		0.10%	0.90%	10.17	12.91	5,642,703	59,690,568	-0.66%	0.15%	2.72%
	2017		0.10%	0.90%	10.27	13.47	4,534,141	48,447,654	1.25%	2.07%	2.06%
	2016		0.10%	0.90%	10.14	13.43	3,138,535	33,450,746	1.17%	1.99%	1.52%
	2015		0.10%	0.90%	10.00	13.22	2,611,448	27,574,993	-0.12%	0.69%	1.70%
	2014		0.10%	0.90%	9.98	13.18	2,211,452	23,581,584	0.78%	1.59%	1.61%
Delaware VIP® REIT Series - Standard Class
	2018		0.10%	0.90%	9.32	50.98	3,512,947	50,644,552	-8.05%	-7.31%	2.11%
	2017		0.10%	0.90%	11.23	55.44	3,383,354	54,493,327	0.63%	1.43%	1.54%
	2016		0.10%	0.90%	11.08	55.10	3,037,931	51,206,803	4.92%	5.76%	1.14%
	2015		0.10%	0.90%	11.60	52.51	2,557,553	44,256,914	2.82%	3.64%	1.23%
	2014		0.10%	0.90%	13.20	51.08	2,327,519	42,855,301	28.30%	29.33%	1.32%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP® Small Cap Value Series - Standard Class
	2018		0.10%	0.90%	$9.04	$51.04	4,256,007	$66,328,856	-17.46%	-16.80%	0.84%
	2017		0.10%	0.90%	13.44	61.83	3,588,361	73,592,347	11.05%	11.94%	0.83%
	2016		0.10%	0.90%	12.01	55.68	3,235,143	64,478,321	30.23%	31.27%	0.88%
	2015		0.10%	1.00%	9.60	42.76	3,099,508	50,688,724	-7.15%	-6.31%	0.71%
	2014		0.10%	1.00%	14.40	46.01	2,641,599	53,090,851	4.81%	5.76%	0.54%
Delaware VIP® Smid Cap Core Series - Standard Class
	2018		0.10%	1.00%	9.96	46.80	3,361,222	55,888,358	-12.99%	-12.21%	0.17%
	2017		0.10%	1.00%	12.75	53.44	2,751,030	56,690,538	17.47%	18.53%	0.29%
	2016		0.10%	1.00%	10.78	45.20	2,295,043	43,872,895	7.22%	8.19%	0.21%
	2015		0.10%	1.00%	11.60	41.89	1,950,621	39,170,046	6.47%	7.43%	0.37%
	2014		0.10%	1.00%	14.17	39.09	1,677,683	34,991,225	2.12%	3.05%	0.07%
Delaware VIP® U.S. Growth Series - Standard Class
	2018		0.10%	0.90%	11.74	39.54	1,435,601	27,294,598	-3.87%	-3.10%	0.00%
	2017		0.10%	0.90%	12.17	40.90	1,442,528	29,003,038	27.13%	28.15%	0.00%
	2016		0.10%	0.90%	9.50	32.00	1,474,284	23,616,731	-6.01%	-5.26%	0.60%
	2015		0.10%	0.90%	11.82	33.86	1,253,641	22,166,112	4.44%	5.28%	0.54%
	2014		0.10%	0.90%	15.24	32.24	900,788	15,883,188	11.77%	12.67%	0.20%
Delaware VIP® Value Series - Standard Class
	2018		0.10%	0.90%	10.83	34.80	3,516,817	61,195,667	-3.60%	-2.83%	1.63%
	2017		0.10%	0.90%	12.57	35.90	3,296,413	61,597,728	12.78%	13.68%	1.67%
	2016		0.10%	0.90%	11.07	31.66	3,077,982	53,318,964	13.62%	14.53%	1.72%
	2015		0.10%	0.90%	10.88	27.71	2,635,438	42,976,167	-1.31%	-0.51%	1.64%
	2014		0.10%	0.90%	14.82	27.92	1,941,037	36,435,135	12.97%	13.88%	1.61%
DWS Alternative Asset Allocation VIP Portfolio - Class A
	2018		0.10%	0.90%	9.43	13.88	1,357,501	13,828,335	-9.95%	-9.23%	2.15%
	2017		0.10%	0.90%	10.40	15.29	1,276,419	14,472,510	6.44%	7.30%	2.35%
	2016		0.10%	0.90%	9.70	14.25	1,261,529	13,672,891	4.34%	5.19%	2.04%
	2015		0.10%	0.90%	9.47	13.54	1,114,483	11,658,619	-7.13%	-6.39%	3.00%
	2014		0.10%	0.90%	10.61	14.47	869,841	10,210,134	2.57%	3.40%	1.77%
DWS Equity 500 Index VIP Portfolio - Class A
	2018		0.20%	0.90%	12.63	34.02	1,803,008	40,025,649	-5.51%	-4.84%	1.68%
	2017		0.20%	0.90%	13.27	35.81	1,971,921	46,641,587	20.45%	21.29%	1.75%
	2016		0.20%	0.90%	10.94	29.57	2,079,174	41,477,903	10.61%	11.39%	1.90%
	2015		0.20%	0.90%	11.07	26.58	2,192,981	41,249,244	0.22%	0.93%	1.64%
	2014		0.20%	0.90%	15.69	26.38	2,185,602	44,421,974	12.38%	12.99%	1.86%
DWS Small Cap Index VIP Portfolio - Class A
	2018		0.20%	0.90%	11.30	33.43	497,756	9,293,371	-12.03%	-11.41%	0.95%
	2017		0.20%	0.90%	12.76	38.00	536,805	11,673,122	13.30%	14.10%	0.95%
	2016		0.20%	0.90%	11.18	33.53	549,713	10,955,142	19.94%	20.79%	1.01%
	2015		0.20%	0.90%	10.19	27.96	554,862	9,776,984	-5.45%	-4.79%	1.03%
	2014		0.20%	0.90%	15.60	29.57	544,841	11,279,050	3.80%	4.38%	0.96%
Fidelity® VIP Asset Manager Portfolio - Initial Class
	2018		0.55%	0.55%	19.40	19.40	28,030	543,774	-5.87%	-5.87%	1.63%
	2017		0.55%	0.55%	20.61	20.61	30,235	623,114	13.48%	13.48%	1.88%
	2016		0.55%	0.55%	18.16	18.16	31,718	576,034	2.51%	2.51%	1.33%
	2015		0.55%	0.55%	17.72	17.72	37,733	668,525	-0.41%	-0.41%	1.56%
	2014		0.55%	0.55%	17.79	17.79	39,399	700,893	5.25%	5.25%	1.46%
Fidelity® VIP Contrafund® Portfolio - Service Class
	2018		0.10%	0.90%	10.74	33.36	10,934,915	177,076,913	-7.32%	-6.58%	0.62%
	2017		0.10%	0.90%	12.64	35.80	9,885,038	178,604,967	20.67%	21.64%	0.93%
	2016		0.10%	0.90%	10.40	29.50	8,137,498	131,831,325	6.95%	7.80%	0.71%
	2015		0.10%	0.90%	10.97	27.43	6,987,656	114,483,145	-0.34%	0.46%	0.99%
	2014		0.10%	0.90%	14.72	27.69	5,747,873	106,484,014	10.81%	11.70%	0.93%
Fidelity® VIP Equity-Income Portfolio - Initial Class
	2018		0.55%	0.55%	26.40	26.40	62,494	1,649,586	-8.80%	-8.80%	2.20%
	2017		0.55%	0.55%	28.94	28.94	71,613	2,072,602	12.27%	12.27%	1.70%
	2016		0.55%	0.55%	25.78	25.78	79,526	2,049,982	17.37%	17.37%	2.11%
	2015		0.55%	0.55%	21.96	21.96	87,054	1,911,926	-4.49%	-4.49%	3.07%
	2014		0.55%	0.55%	23.00	23.00	96,339	2,215,341	8.12%	8.12%	2.69%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity® VIP Equity-Income Portfolio - Service Class
	2018		0.20%	0.90%	$12.13	$22.61	278,515	$5,173,212	-9.22%	-8.58%	2.15%
	2017		0.20%	0.90%	13.27	24.91	314,891	6,368,009	11.79%	12.58%	1.58%
	2016		0.20%	0.90%	11.79	22.28	346,349	6,203,382	16.85%	17.67%	2.07%
	2015		0.20%	0.90%	10.02	19.07	371,143	5,641,373	-4.95%	-4.28%	2.98%
	2014		0.20%	0.90%	15.02	20.28	407,591	6,936,144	7.67%	8.27%	2.73%
Fidelity® VIP Growth Opportunities Portfolio - Service Class
	2018		0.20%	0.90%	24.28	53.42	81,034	3,480,213	11.34%	11.95%	0.11%
	2017		0.35%	0.90%	21.81	47.72	88,150	3,370,921	33.20%	33.93%	0.20%
	2016		0.35%	0.90%	16.37	35.63	92,573	2,686,871	-0.65%	-0.10%	0.21%
	2015		0.35%	0.90%	16.48	35.67	102,196	2,912,087	4.54%	5.11%	0.06%
	2014		0.35%	0.90%	15.76	33.93	123,758	3,420,124	11.10%	11.71%	0.11%
Fidelity® VIP Growth Portfolio - Service Class
	2018		0.10%	0.90%	12.39	39.99	2,337,292	41,783,109	-1.17%	-0.38%	0.15%
	2017		0.10%	0.90%	13.84	40.24	1,853,706	36,040,561	33.79%	34.87%	0.12%
	2016		0.10%	0.90%	10.28	29.91	1,559,524	23,916,861	-0.19%	0.61%	0.00%
	2015		0.10%	0.90%	11.37	29.80	1,283,933	21,214,286	6.09%	6.95%	0.17%
	2014		0.10%	0.90%	12.29	27.94	945,587	16,141,779	10.19%	11.08%	0.11%
Fidelity® VIP High Income Portfolio - Service Class
	2018		0.35%	0.90%	15.32	22.48	85,546	1,641,237	-4.46%	-3.94%	5.55%
	2017		0.35%	0.90%	15.95	23.40	85,795	1,718,077	6.11%	6.70%	5.31%
	2016		0.35%	0.90%	14.95	21.93	85,940	1,611,420	13.35%	13.97%	4.81%
	2015		0.35%	0.90%	13.11	19.24	89,564	1,477,402	-4.62%	-4.09%	6.21%
	2014		0.35%	0.90%	13.67	20.06	95,999	1,661,378	0.17%	0.72%	5.68%
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
	2018		0.55%	0.55%	14.31	14.31	63,554	909,422	-1.08%	-1.08%	2.31%
	2017		0.55%	0.55%	14.47	14.47	74,280	1,074,477	3.64%	3.64%	2.41%
	2016		0.55%	0.55%	13.96	13.96	75,044	1,047,349	4.17%	4.17%	2.13%
	2015		0.55%	0.55%	13.40	13.40	80,283	1,075,646	-1.14%	-1.14%	2.49%
	2014		0.55%	0.55%	13.55	13.55	89,859	1,217,830	5.25%	5.25%	2.14%
Fidelity® VIP Mid Cap Portfolio - Service Class
	2018		0.10%	0.90%	9.76	25.83	5,148,888	71,663,805	-15.40%	-14.72%	0.57%
	2017		0.10%	0.90%	12.56	32.11	4,556,712	77,563,466	19.62%	20.58%	0.66%
	2016		0.10%	0.90%	10.43	26.74	3,728,133	56,446,576	11.11%	12.00%	0.42%
	2015		0.10%	0.90%	10.61	23.97	3,150,320	46,204,816	-2.38%	-1.60%	0.43%
	2014		0.10%	0.90%	14.79	24.49	2,046,748	36,365,274	5.24%	6.09%	0.18%
Fidelity® VIP Overseas Portfolio - Service Class
	2018		0.10%	0.90%	9.72	19.74	462,338	5,793,865	-15.65%	-14.97%	1.49%
	2017		0.10%	0.90%	11.44	23.40	461,523	7,060,344	28.94%	29.97%	1.34%
	2016		0.10%	0.90%	8.81	18.15	464,842	5,709,533	-5.97%	-5.22%	1.26%
	2015		0.10%	0.90%	9.77	19.30	468,025	6,502,646	2.56%	3.39%	1.28%
	2014		0.10%	0.90%	9.63	18.82	464,026	6,786,528	-8.98%	-8.25%	1.32%
Franklin Income VIP Fund - Class 1
	2018		0.10%	0.90%	10.26	19.22	6,200,452	78,605,217	-4.96%	-4.19%	4.86%
	2017		0.10%	0.90%	11.38	20.07	5,759,766	78,550,647	8.96%	9.83%	4.16%
	2016		0.10%	0.90%	10.36	18.28	4,693,244	60,965,041	13.31%	14.22%	4.64%
	2015		0.10%	0.90%	9.60	16.01	4,050,890	47,720,750	-7.67%	-6.93%	4.77%
	2014		0.10%	0.90%	12.23	17.21	2,873,517	38,884,441	3.98%	4.82%	4.95%
Franklin Mutual Shares VIP Fund - Class 1
	2018		0.10%	0.90%	9.55	20.51	3,320,248	48,058,842	-9.67%	-8.95%	2.70%
	2017		0.10%	0.90%	11.47	22.53	3,038,881	49,819,581	7.66%	8.53%	2.52%
	2016		0.10%	0.90%	10.58	20.77	2,599,392	41,017,546	15.31%	16.24%	2.12%
	2015		0.10%	0.90%	10.36	17.88	2,311,014	32,607,707	-5.55%	-4.79%	3.45%
	2014		0.10%	0.90%	12.66	18.79	1,879,457	28,721,822	6.42%	7.27%	2.35%
Franklin Small-Mid Cap Growth VIP Fund - Class 1
	2018		0.10%	0.90%	10.80	35.15	728,980	12,475,396	-6.00%	-5.25%	0.00%
	2017		0.10%	0.90%	11.51	37.19	765,005	14,628,179	20.66%	21.62%	0.00%
	2016		0.10%	0.90%	9.48	30.66	736,704	12,249,103	3.47%	4.30%	0.00%
	2015		0.10%	1.00%	10.52	29.47	725,305	12,559,923	-3.42%	-2.54%	0.00%
	2014		0.10%	1.00%	14.71	30.31	722,860	13,768,375	6.71%	7.67%	0.00%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Invesco V.I. American Franchise Fund - Series I Shares
	2018		0.20%	1.00%	$11.90	$29.12	481,592	$10,420,588	-4.59%	-3.96%	0.00%
	2017		0.35%	1.00%	12.46	30.33	518,985	11,715,569	26.08%	26.90%	0.08%
	2016		0.35%	1.00%	9.87	23.90	596,631	10,444,955	1.25%	1.91%	0.00%
	2015		0.35%	1.00%	9.74	23.45	679,941	11,520,736	3.96%	4.64%	0.00%
	2014		0.35%	1.00%	9.36	22.41	735,141	11,999,408	7.36%	8.06%	0.04%
Invesco V.I. Core Equity Fund - Series I Shares
	2018		0.20%	0.90%	15.34	24.20	626,273	12,491,090	-10.21%	-9.71%	0.89%
	2017		0.35%	0.90%	16.99	26.81	664,935	14,837,315	12.16%	12.78%	1.03%
	2016		0.35%	0.90%	15.07	23.77	721,661	14,213,747	9.28%	9.88%	0.70%
	2015		0.35%	0.90%	13.71	21.63	794,112	14,238,813	-6.61%	-6.10%	1.12%
	2014		0.35%	0.90%	14.60	23.04	859,196	16,429,355	7.18%	7.77%	0.84%
Invesco V.I. Core Plus Bond Fund - Series I Shares
	2018		0.55%	0.55%	16.61	16.61	57,267	951,073	-2.90%	-2.90%	3.23%
	2017		0.55%	0.55%	17.10	17.10	36,722	628,087	5.76%	5.76%	3.41%
	2016		0.55%	0.55%	16.17	16.17	36,647	592,668	6.07%	6.07%	3.72%
	2015		0.55%	0.55%	15.25	15.25	40,163	612,341	-0.92%	-0.92%	4.61%
	2014		0.55%	0.55%	15.39	15.39	40,893	629,241	7.43%	7.43%	5.11%
Invesco V.I. International Growth Fund - Series I Shares
	2018		0.10%	0.90%	9.36	23.41	2,142,830	22,500,087	-15.74%	-15.06%	2.15%
	2017		0.10%	0.90%	11.02	27.78	1,851,655	23,409,844	21.90%	22.88%	1.51%
	2016		0.10%	0.90%	8.98	22.79	1,477,707	16,185,923	-1.34%	-0.55%	1.36%
	2015		0.10%	0.90%	9.36	23.10	932,955	11,234,187	-3.22%	-2.44%	1.59%
	2014		0.10%	0.90%	12.72	23.87	481,302	7,258,541	-0.57%	-0.02%	1.62%
Janus Henderson Balanced Portfolio - Institutional Shares
	2018		0.20%	0.90%	19.74	30.84	314,783	8,485,275	-0.22%	0.33%	2.15%
	2017		0.35%	0.90%	19.67	30.91	339,964	9,258,569	17.37%	18.02%	1.58%
	2016		0.35%	0.90%	16.67	26.34	379,735	8,772,068	3.67%	4.24%	2.02%
	2015		0.35%	0.90%	15.99	25.41	421,246	9,365,077	-0.28%	0.27%	1.58%
	2014		0.35%	0.90%	15.95	25.48	466,155	10,349,899	7.54%	8.13%	1.72%
Janus Henderson Balanced Portfolio - Service Shares
	2018		0.20%	0.90%	13.04	27.92	424,213	8,029,845	-0.47%	0.23%	1.78%
	2017		0.20%	0.90%	13.01	28.05	454,449	8,675,892	17.08%	17.90%	1.40%
	2016		0.20%	0.90%	11.03	23.96	456,700	7,472,045	3.39%	4.12%	1.76%
	2015		0.20%	0.90%	10.60	23.17	503,303	7,985,501	-0.49%	0.21%	1.36%
	2014		0.20%	0.90%	13.48	23.53	518,113	8,526,062	7.27%	7.86%	1.51%
Janus Henderson Enterprise Portfolio - Service Shares
	2018		0.20%	0.90%	16.13	48.67	166,559	4,695,207	-1.56%	-0.84%	0.11%
	2017		0.20%	0.90%	16.27	49.16	191,701	5,276,567	25.95%	26.84%	0.15%
	2016		0.20%	0.90%	12.83	38.82	185,039	3,990,719	11.10%	11.88%	0.02%
	2015		0.20%	0.90%	11.47	34.75	184,285	3,595,877	2.84%	3.56%	0.53%
	2014		0.20%	0.90%	15.53	33.64	156,349	3,362,687	11.24%	11.85%	0.03%
Janus Henderson Global Research Portfolio - Institutional Shares
	2018		0.20%	0.90%	15.73	29.11	334,260	7,835,523	-7.70%	-7.19%	1.12%
	2017		0.35%	0.90%	17.05	31.36	361,514	9,252,775	25.89%	26.58%	0.82%
	2016		0.35%	0.90%	13.54	24.77	404,834	8,155,378	1.15%	1.71%	0.99%
	2015		0.35%	0.90%	13.39	24.36	435,385	8,681,008	-3.16%	-2.63%	0.64%
	2014		0.35%	0.90%	13.82	25.02	488,076	10,035,395	6.48%	7.07%	1.06%
Janus Henderson Global Research Portfolio - Service Shares
	2018		0.35%	0.90%	17.03	18.84	100,883	1,789,437	-7.91%	-7.41%	0.97%
	2017		0.35%	0.90%	18.39	20.34	109,072	2,089,172	25.55%	26.24%	0.67%
	2016		0.35%	0.90%	14.57	16.11	128,263	1,953,244	0.91%	1.46%	0.86%
	2015		0.35%	0.90%	14.36	15.88	153,288	2,309,212	-3.41%	-2.87%	0.52%
	2014		0.35%	0.90%	14.78	16.35	164,319	2,556,958	6.22%	6.81%	0.97%
Janus Henderson Global Technology Portfolio - Service Shares
	2018		0.35%	0.90%	14.05	59.21	93,148	2,645,643	0.01%	0.56%	0.00%
	2017		0.35%	0.90%	14.05	58.88	90,981	2,622,767	43.62%	44.41%	0.00%
	2016		0.35%	0.90%	9.78	40.78	76,160	1,537,667	12.83%	13.45%	0.08%
	2015		0.35%	0.90%	8.67	35.94	101,709	1,664,620	3.71%	4.28%	0.00%
	2014		0.35%	0.90%	8.36	34.46	102,897	1,624,767	8.37%	8.97%	0.00%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1
	2018		0.10%	0.90%	$10.79	$11.10	1,762,102	$19,073,296	-6.91%	-6.16%	0.00%
	2017		0.10%	0.90%	11.59	11.82	571,085	6,657,814	16.06%	16.94%	1.79%
	2016		0.15%	0.90%	9.99	10.11	386,823	3,876,049	5.18%	5.97%	4.66%
	2015	7/7/15	0.15%	0.90%	9.49	9.54	40,309	382,980	-5.82%	3.11%	3.57%
LVIP Baron Growth Opportunities Fund - Service Class
	2018		0.10%	0.90%	11.50	47.91	2,017,346	34,875,984	-4.80%	-4.03%	0.00%
	2017		0.10%	0.90%	12.35	50.33	1,766,497	33,730,267	26.10%	27.11%	0.00%
	2016		0.10%	0.90%	9.72	39.91	1,552,326	25,522,295	4.62%	5.46%	0.49%
	2015		0.10%	0.90%	10.28	38.15	1,396,857	22,940,593	-5.62%	-4.87%	0.00%
	2014		0.10%	0.90%	15.33	40.42	1,055,825	20,430,416	3.92%	4.75%	0.21%
LVIP Baron Growth Opportunities Fund - Standard Class
	2018		0.20%	0.90%	11.95	29.65	68,821	1,200,762	-4.57%	-3.89%	0.00%
	2017		0.20%	0.90%	12.44	31.07	67,774	1,266,992	26.42%	27.35%	0.00%
	2016		0.20%	0.90%	9.77	25.75	75,297	1,142,148	4.88%	5.65%	0.66%
	2015		0.20%	0.90%	10.48	24.45	90,195	1,385,268	-5.39%	-4.72%	0.00%
	2014		0.20%	0.90%	16.15	25.74	67,246	1,348,301	4.18%	4.75%	0.39%
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
	2018		0.10%	0.90%	10.42	24.34	2,914,917	37,380,872	-8.74%	-8.00%	2.22%
	2017		0.10%	0.90%	12.31	26.52	2,964,341	41,650,533	15.38%	16.31%	1.88%
	2016		0.10%	0.90%	10.59	22.86	3,224,512	39,620,282	10.96%	11.85%	1.88%
	2015		0.10%	0.90%	10.07	20.49	2,746,244	30,871,078	-5.72%	-4.96%	2.00%
	2014		0.10%	0.90%	11.20	21.61	1,409,023	18,348,002	2.56%	3.39%	1.76%
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.89%
	2015		0.10%	0.90%	7.43	8.60	1,013,569	7,857,815	-15.77%	-15.10%	1.96%
	2014		0.10%	0.90%	8.86	8.93	429,029	3,858,326	-5.47%	-5.03%	1.63%
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class
	2018		0.15%	0.90%	10.75	11.34	1,534,454	17,066,798	-3.88%	-3.15%	2.29%
	2017		0.15%	0.90%	11.56	11.71	684,857	7,920,789	13.33%	14.18%	3.42%
	2016	5/20/16	0.15%	0.90%	10.20	10.25	129,243	1,318,727	-0.21%	2.65%	4.02%
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
	2018		0.10%	0.90%	9.66	11.78	3,067,594	31,362,287	-0.64%	0.17%	5.41%
	2017		0.10%	0.90%	9.69	11.76	2,649,013	27,285,208	1.27%	2.08%	1.74%
	2016		0.10%	0.90%	9.54	11.52	1,931,359	19,654,849	2.64%	3.47%	1.29%
	2015		0.10%	0.90%	9.26	11.14	1,588,294	15,760,994	-3.70%	-2.92%	1.25%
	2014		0.10%	0.90%	9.59	11.47	1,261,371	13,093,600	2.14%	2.96%	1.58%
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class
	2018		0.15%	0.90%	11.37	11.60	373,349	4,252,378	-3.61%	-2.88%	1.89%
	2017		0.15%	0.90%	11.80	11.95	216,440	2,557,126	12.47%	13.32%	2.00%
	2016	5/20/16	0.15%	0.90%	10.49	10.54	58,410	612,825	1.69%	5.51%	1.64%
LVIP BlackRock U.S. Opportunities Managed Volatility Fund - Standard Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.72%
	2015	8/5/15	0.15%	0.90%	8.99	9.03	20,798	186,980	-9.54%	-0.11%	0.60%
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
	2018		0.10%	0.90%	11.28	28.11	468,469	7,922,610	-5.17%	-4.41%	0.71%
	2017		0.10%	0.90%	12.31	29.48	464,917	8,464,349	25.00%	26.01%	0.64%
	2016		0.10%	0.90%	9.78	23.45	480,678	7,253,704	-2.20%	-1.41%	0.44%
	2015		0.10%	0.90%	10.52	23.85	458,834	7,375,932	0.43%	1.24%	0.00%
	2014		0.10%	0.90%	13.05	23.62	554,946	9,352,418	4.41%	5.24%	0.00%
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
	2018		0.10%	0.90%	10.83	19.96	626,239	8,114,271	-0.56%	0.26%	0.00%
	2017		0.10%	0.90%	10.89	19.92	641,649	8,396,003	24.44%	25.43%	0.00%
	2016		0.10%	0.90%	8.75	15.89	669,213	7,047,390	1.34%	2.16%	0.00%
	2015		0.10%	0.90%	8.64	15.56	579,644	6,192,811	-5.06%	-4.30%	0.00%
	2014		0.10%	0.90%	11.07	16.26	491,623	5,762,778	-8.14%	-7.40%	0.00%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Clarion Global Real Estate Fund - Standard Class
	2018		0.10%	0.90%	$9.61	$17.67	1,885,814	$22,541,058	-9.16%	-8.43%	3.87%
	2017		0.10%	0.90%	10.58	19.31	1,761,820	23,073,042	9.87%	10.75%	4.61%
	2016		0.10%	0.90%	9.63	17.44	1,571,668	18,644,346	0.28%	1.08%	4.12%
	2015		0.10%	0.90%	9.60	17.27	1,293,390	15,331,533	-2.11%	-1.32%	3.16%
	2014		0.10%	0.90%	9.81	17.51	1,171,019	14,129,192	12.87%	13.78%	2.94%
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class
	2018		0.15%	0.90%	10.52	10.81	99,292	1,047,740	-6.39%	-5.68%	1.04%
	2017		0.15%	0.90%	11.23	11.46	101,945	1,148,336	16.98%	17.86%	1.09%
	2016		0.15%	0.90%	9.60	9.72	85,557	822,256	2.85%	3.63%	1.20%
	2015	6/29/15	0.15%	0.90%	9.34	9.38	38,579	360,395	-7.12%	0.16%	1.92%
LVIP Delaware Bond Fund - Standard Class
	2018		0.10%	0.90%	10.26	22.85	12,949,764	153,286,719	-1.72%	-0.93%	3.32%
	2017		0.10%	0.90%	10.63	23.25	11,669,804	143,147,977	3.44%	4.27%	3.02%
	2016		0.10%	0.90%	10.21	22.47	10,230,826	123,172,536	1.80%	2.62%	2.57%
	2015		0.10%	0.90%	10.28	22.08	9,404,253	113,893,044	-0.51%	0.29%	2.49%
	2014		0.10%	0.90%	10.42	22.19	7,889,337	101,292,592	5.03%	5.87%	2.13%
LVIP Delaware Diversified Floating Rate Fund - Standard Class
	2018		0.10%	0.90%	10.02	11.08	2,463,061	25,338,826	-0.65%	0.17%	3.95%
	2017		0.10%	0.90%	10.09	11.06	2,151,373	22,295,069	1.62%	2.44%	1.16%
	2016		0.10%	0.90%	9.93	10.80	1,568,004	15,973,683	1.33%	2.15%	0.00%
	2015		0.10%	0.90%	9.80	10.57	1,342,754	13,509,540	-1.60%	-0.81%	1.61%
	2014		0.10%	0.90%	10.12	10.66	1,232,257	12,607,589	-0.29%	0.52%	1.65%
LVIP Delaware Social Awareness Fund - Standard Class
	2018		0.10%	0.90%	11.67	32.14	385,147	6,845,718	-5.43%	-4.65%	1.39%
	2017		0.10%	0.90%	12.26	33.79	352,683	6,931,545	19.12%	20.07%	1.29%
	2016		0.10%	0.90%	10.23	28.21	381,280	6,522,336	5.68%	6.53%	1.46%
	2015		0.10%	0.90%	10.98	26.55	342,168	6,098,818	-1.55%	-0.76%	1.49%
	2014		0.10%	0.90%	15.64	26.82	319,793	6,056,599	14.17%	15.09%	1.67%
LVIP Delaware Special Opportunities Fund - Standard Class
	2018		0.10%	0.90%	9.52	26.78	859,368	12,910,655	-15.52%	-14.84%	1.44%
	2017		0.10%	0.90%	13.45	31.46	711,368	13,197,525	16.70%	17.64%	1.42%
	2016		0.10%	0.90%	11.46	26.76	599,662	10,086,430	19.33%	20.29%	1.74%
	2015		0.10%	0.90%	10.96	22.26	470,557	6,918,385	-0.64%	0.16%	1.27%
	2014		0.10%	0.90%	14.63	22.23	430,119	6,699,585	6.67%	7.52%	1.37%
LVIP Delaware Wealth Builder Fund - Standard Class
	2018		0.10%	0.90%	10.28	23.75	192,661	2,565,769	-6.07%	-5.31%	2.92%
	2017		0.10%	0.90%	11.57	25.14	206,122	3,055,850	11.28%	12.18%	2.20%
	2016		0.10%	0.90%	10.33	22.47	216,110	3,001,439	4.67%	5.51%	1.57%
	2015		0.10%	0.90%	10.56	21.35	187,523	2,963,110	-2.22%	-1.43%	1.71%
	2014		0.10%	0.90%	13.18	21.71	193,574	3,183,760	3.41%	4.24%	2.18%
LVIP Dimensional International Core Equity Fund - Standard Class
	2018		0.10%	0.90%	9.54	9.93	1,807,794	17,323,844	-18.29%	-17.64%	2.25%
	2017		0.10%	0.90%	11.67	11.90	1,006,542	11,806,540	26.22%	27.17%	2.82%
	2016		0.15%	0.90%	9.25	9.36	466,735	4,320,917	3.57%	4.35%	3.62%
	2015	6/11/15	0.15%	0.90%	8.93	8.97	36,173	323,392	-10.07%	5.99%	2.12%
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class
	2018		0.10%	0.90%	9.36	11.90	1,047,110	10,989,012	-16.84%	-16.17%	1.93%
	2017		0.10%	0.90%	11.18	14.23	962,805	12,127,978	25.03%	26.03%	2.24%
	2016		0.10%	0.90%	8.88	11.32	1,007,564	10,120,850	1.06%	1.87%	2.19%
	2015		0.10%	0.90%	8.99	11.14	963,886	9,566,345	-4.83%	-4.07%	1.08%
	2014		0.10%	0.90%	10.28	11.64	584,808	6,384,907	-8.31%	-7.59%	2.62%
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
	2018		0.10%	0.90%	10.74	26.95	1,464,677	19,090,360	-8.14%	-7.39%	1.86%
	2017		0.10%	0.90%	13.12	29.11	992,461	15,019,963	19.79%	20.76%	1.71%
	2016		0.10%	0.90%	11.29	24.12	661,673	9,076,712	13.38%	14.29%	3.43%
	2015		0.10%	0.90%	11.55	21.11	180,829	3,143,938	-2.88%	-2.10%	1.49%
	2014		0.10%	0.90%	14.77	21.58	187,609	3,460,327	12.16%	13.06%	1.98%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class
	2018		0.10%	0.90%	$11.34	$11.67	1,984,912	$22,612,984	-10.45%	-9.73%	1.31%
	2017		0.10%	0.90%	12.66	12.91	1,207,325	15,356,035	17.22%	18.13%	1.58%
	2016		0.15%	0.90%	10.80	10.93	627,366	6,781,380	15.71%	16.58%	1.88%
	2015	5/21/15	0.15%	0.90%	9.33	9.38	57,524	537,556	-8.36%	0.31%	1.87%
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class
	2018		0.10%	0.90%	11.12	16.82	830,252	11,972,240	-8.62%	-7.88%	0.96%
	2017		0.10%	0.90%	12.09	18.26	902,552	14,123,058	18.10%	19.05%	1.17%
	2016		0.10%	0.90%	10.26	15.34	898,963	11,912,273	10.14%	11.02%	1.20%
	2015		0.10%	0.90%	9.86	13.82	853,366	10,485,699	-8.44%	-7.71%	1.27%
	2014		0.10%	0.90%	13.85	14.97	634,936	8,924,401	4.07%	4.59%	1.18%
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class
	2018		0.10%	0.90%	10.20	11.54	6,795,506	71,468,930	-1.04%	-0.25%	2.34%
	2017		0.10%	0.90%	10.45	11.57	5,411,712	57,564,268	2.00%	2.84%	2.17%
	2016		0.10%	0.90%	10.18	11.25	4,161,260	43,397,818	1.19%	2.01%	1.95%
	2015		0.10%	0.90%	10.14	11.03	2,816,332	28,994,884	-0.60%	0.21%	1.87%
	2014		0.10%	0.90%	10.17	11.01	1,981,245	20,526,346	3.70%	4.54%	2.42%
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
	2018		0.10%	0.90%	9.80	16.33	596,162	7,448,480	-9.97%	-9.23%	1.42%
	2017		0.10%	0.90%	10.79	18.00	585,988	8,156,943	20.32%	21.28%	1.38%
	2016		0.10%	0.90%	8.91	14.85	600,535	6,933,617	1.50%	2.32%	1.47%
	2015		0.10%	0.90%	9.06	14.52	558,459	6,389,354	-8.85%	-8.12%	1.32%
	2014		0.10%	0.90%	10.85	15.81	581,505	7,411,680	-2.87%	-2.09%	1.66%
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
	2018		0.10%	0.90%	10.31	20.17	3,437,135	42,119,485	-5.31%	-4.55%	2.81%
	2017		0.10%	0.90%	11.00	21.18	3,054,150	39,998,371	9.50%	10.38%	2.52%
	2016		0.10%	0.90%	9.98	19.23	2,686,367	32,878,208	4.08%	4.92%	2.10%
	2015		0.10%	0.90%	10.26	18.38	2,633,648	31,919,169	-2.87%	-2.09%	2.18%
	2014		0.10%	0.90%	11.74	18.82	2,465,241	31,448,806	4.75%	5.59%	2.32%
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
	2018		0.10%	0.90%	10.45	21.30	9,408,947	115,741,000	-7.17%	-6.42%	2.48%
	2017		0.10%	0.90%	11.21	22.82	8,991,292	121,945,158	14.60%	15.52%	2.42%
	2016		0.10%	0.90%	9.72	19.80	8,409,472	103,606,539	3.81%	4.64%	1.84%
	2015		0.10%	0.90%	9.73	18.97	7,873,065	99,090,242	-4.55%	-3.79%	2.04%
	2014		0.10%	0.90%	11.98	19.77	7,001,549	94,753,350	2.54%	3.36%	2.23%
LVIP Global Income Fund - Standard Class
	2018		0.10%	0.90%	10.27	13.35	1,193,230	13,018,660	0.99%	1.80%	4.13%
	2017		0.10%	0.90%	10.14	13.11	1,166,381	12,622,989	4.08%	4.94%	0.00%
	2016		0.10%	0.90%	9.71	12.49	963,861	10,048,437	-0.39%	0.41%	0.00%
	2015		0.10%	0.90%	9.72	12.44	834,838	8,737,823	-2.90%	-2.12%	3.06%
	2014		0.10%	0.90%	9.98	12.71	889,200	9,723,726	1.03%	1.84%	0.64%
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
	2018		0.10%	0.90%	10.45	20.85	7,713,604	95,787,500	-6.28%	-5.53%	2.44%
	2017		0.10%	0.90%	11.09	22.12	7,873,285	106,759,661	13.29%	14.20%	2.31%
	2016		0.10%	0.90%	9.72	19.42	7,607,349	93,881,212	3.41%	4.24%	1.71%
	2015		0.10%	0.90%	10.06	18.68	7,508,533	93,090,092	-4.24%	-3.47%	2.08%
	2014		0.10%	0.90%	11.89	19.40	6,492,534	90,005,016	3.21%	4.04%	2.13%
LVIP Government Money Market Fund - Standard Class
	2018		0.10%	0.90%	9.67	11.43	11,561,552	114,223,085	0.49%	1.29%	1.40%
	2017		0.10%	0.90%	9.60	11.37	10,378,415	101,859,878	-0.49%	0.31%	0.41%
	2016		0.10%	0.90%	9.62	11.43	9,452,345	93,224,650	-0.87%	-0.07%	0.03%
	2015		0.10%	0.90%	9.67	11.53	7,456,983	74,285,516	-0.87%	-0.08%	0.02%
	2014		0.10%	0.90%	9.72	11.63	9,828,992	98,499,101	-0.87%	-0.07%	0.03%
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class
	2018		0.15%	0.90%	10.53	11.06	147,534	1,583,095	-9.62%	-8.94%	1.91%
	2017		0.15%	0.90%	11.56	12.14	138,757	1,643,646	10.14%	10.97%	1.43%
	2016		0.15%	0.90%	10.42	10.94	136,979	1,471,551	10.15%	10.98%	1.23%
	2015		0.15%	0.90%	9.74	9.86	75,374	735,205	-5.69%	-4.98%	2.38%
	2014	6/20/14	0.15%	0.90%	10.33	10.38	31,641	327,156	-0.91%	2.95%	1.12%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP JPMorgan High Yield Fund - Standard Class
	2018		0.10%	0.90%	$10.11	$15.82	3,858,152	$47,125,457	-3.74%	-2.95%	5.87%
	2017		0.10%	0.90%	11.16	16.31	3,497,853	44,771,365	5.79%	6.66%	6.46%
	2016		0.10%	0.90%	10.49	15.29	2,920,520	35,978,118	12.25%	13.15%	5.46%
	2015		0.10%	0.90%	9.49	13.51	2,433,013	27,182,994	-4.80%	-4.03%	5.46%
	2014		0.10%	0.90%	11.36	14.08	1,872,808	22,500,980	1.92%	2.74%	5.24%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
	2018		0.10%	0.90%	9.73	20.43	1,014,064	13,180,334	-12.60%	-11.89%	1.40%
	2017		0.10%	0.90%	11.53	23.20	994,222	14,851,251	13.66%	14.57%	1.05%
	2016		0.10%	0.90%	10.07	20.26	978,019	12,985,982	9.02%	9.90%	0.71%
	2015		0.10%	0.90%	9.73	18.45	877,760	10,911,022	-8.57%	-7.83%	0.83%
	2014		0.10%	0.90%	13.62	20.02	722,650	10,148,482	7.15%	8.01%	1.04%
LVIP MFS International Growth Fund - Standard Class
	2018		0.10%	0.90%	11.21	17.48	2,717,467	35,682,119	-9.06%	-8.33%	1.39%
	2017		0.10%	0.90%	12.24	19.12	2,250,682	33,065,346	30.68%	31.73%	1.22%
	2016		0.10%	0.90%	9.31	14.55	2,001,926	22,859,412	0.75%	1.56%	1.56%
	2015		0.10%	0.90%	9.26	14.36	1,578,613	18,159,884	0.38%	1.19%	1.29%
	2014		0.10%	0.90%	9.15	14.23	1,239,853	14,286,741	-5.90%	-5.14%	1.24%
LVIP MFS Value Fund - Standard Class
	2018		0.10%	0.90%	10.20	24.80	6,146,585	97,024,445	-10.80%	-10.08%	1.84%
	2017		0.10%	0.90%	12.94	27.60	5,327,817	97,369,871	16.58%	17.51%	1.94%
	2016		0.10%	0.90%	11.02	23.50	4,183,396	68,828,939	13.04%	13.95%	2.01%
	2015		0.10%	0.90%	11.20	20.63	3,265,979	49,920,713	-1.43%	-0.64%	2.30%
	2014		0.10%	0.90%	14.63	20.77	2,489,200	40,629,184	9.52%	10.40%	2.83%
LVIP Mondrian International Value Fund - Standard Class
	2018		0.10%	0.90%	9.61	23.01	3,080,114	36,145,415	-12.27%	-11.56%	3.31%
	2017		0.10%	0.90%	10.88	26.23	2,836,181	38,750,561	20.25%	21.22%	3.42%
	2016		0.10%	0.90%	8.98	21.81	2,683,568	31,157,739	3.08%	3.91%	2.92%
	2015		0.10%	0.90%	8.73	21.16	2,178,712	26,465,929	-4.65%	-3.89%	3.26%
	2014		0.10%	0.90%	9.51	22.19	1,530,365	21,752,727	-3.41%	-2.64%	4.26%
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class
	2018		0.15%	0.90%	10.40	10.77	24,651	258,043	-9.04%	-8.36%	0.75%
	2017		0.15%	0.90%	11.44	11.76	39,232	449,615	19.53%	20.43%	1.90%
	2016		0.15%	0.90%	9.54	9.76	33,977	325,507	4.95%	5.74%	2.02%
	2015		0.15%	0.90%	9.12	9.12	21,795	198,758	-7.61%	-7.61%	4.54%
	2014	10/23/14	0.90%	0.90%	9.87	9.87	1,964	19,379	1.28%	1.28%	1.74%
LVIP SSGA Bond Index Fund - Standard Class
	2018		0.10%	0.90%	10.47	13.73	4,625,750	49,641,529	-1.22%	-0.42%	3.22%
	2017		0.10%	0.90%	10.52	13.79	3,283,574	35,948,987	2.26%	3.08%	2.79%
	2016		0.10%	0.90%	10.21	13.38	2,406,150	25,939,724	1.36%	2.17%	2.58%
	2015		0.10%	0.90%	10.25	13.10	1,327,020	14,410,073	-0.65%	0.15%	2.80%
	2014		0.10%	0.90%	10.29	13.08	920,793	10,320,436	4.81%	5.65%	2.24%
LVIP SSGA Conservative Index Allocation Fund - Standard Class
	2018		0.15%	0.90%	10.33	14.50	1,784,619	20,403,814	-5.20%	-4.48%	2.49%
	2017		0.15%	0.90%	11.21	15.18	1,583,092	19,175,389	9.72%	10.55%	2.51%
	2016		0.15%	0.90%	10.14	13.73	1,162,208	13,074,821	4.06%	4.86%	2.27%
	2015		0.15%	0.90%	10.23	13.10	783,320	8,609,558	-1.83%	-1.09%	2.25%
	2014		0.10%	0.90%	11.36	13.26	566,276	6,467,570	3.79%	4.61%	2.09%
LVIP SSGA Conservative Structured Allocation Fund - Standard Class
	2018		0.15%	0.90%	10.58	14.38	1,010,652	12,142,514	-5.86%	-5.15%	3.01%
	2017		0.15%	0.90%	11.15	15.16	965,655	12,332,367	8.71%	9.53%	3.75%
	2016		0.10%	0.90%	10.18	13.89	819,050	9,716,216	5.88%	6.73%	2.72%
	2015		0.10%	0.90%	10.20	13.01	453,297	5,129,115	-2.74%	-1.96%	2.79%
	2014		0.10%	0.90%	11.51	13.27	403,758	4,737,219	4.59%	5.43%	2.84%
LVIP SSGA Developed International 150 Fund - Standard Class
	2018		0.10%	0.90%	9.77	15.32	2,188,595	24,811,269	-15.99%	-15.32%	4.03%
	2017		0.10%	0.90%	11.54	18.13	1,384,231	19,276,268	22.47%	23.45%	4.72%
	2016		0.10%	0.90%	9.35	14.72	1,038,447	12,110,200	8.75%	9.62%	3.76%
	2015		0.10%	0.90%	9.30	13.46	860,268	9,494,438	-5.16%	-4.39%	3.55%
	2014		0.10%	0.90%	9.80	14.12	501,522	6,123,586	0.00%	0.81%	5.69%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Emerging Markets 100 Fund - Standard Class
	2018		0.10%	0.90%	$9.27	$13.98	3,711,501	$39,584,864	-13.12%	-12.40%	5.17%
	2017		0.10%	0.90%	10.60	15.96	2,503,358	31,113,092	22.72%	23.71%	3.00%
	2016		0.10%	0.90%	8.58	12.90	1,969,963	20,166,518	14.40%	15.32%	2.87%
	2015		0.10%	0.90%	7.90	11.19	1,624,339	14,790,712	-17.78%	-17.12%	4.78%
	2014		0.10%	0.90%	9.56	13.50	1,231,033	13,822,758	-4.24%	-3.47%	3.31%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
	2018		0.10%	0.90%	10.13	19.89	1,816,594	21,567,122	-9.00%	-8.27%	2.86%
	2017		0.10%	0.90%	11.05	21.74	1,791,549	23,636,690	13.78%	14.70%	4.04%
	2016		0.10%	0.90%	9.64	19.00	1,808,130	21,365,684	4.68%	5.52%	1.88%
	2015		0.10%	0.90%	9.73	18.05	1,648,494	19,089,809	-7.36%	-6.61%	3.09%
	2014		0.10%	0.90%	10.54	19.38	1,520,967	19,161,929	3.04%	3.87%	2.38%
LVIP SSGA International Index Fund - Standard Class
	2018		0.10%	0.90%	9.16	14.65	4,089,319	44,111,804	-14.48%	-13.79%	2.98%
	2017		0.10%	0.90%	10.72	17.04	2,926,267	37,627,274	23.57%	24.57%	2.92%
	2016		0.10%	0.90%	8.67	13.71	2,386,974	25,160,758	0.09%	0.89%	3.25%
	2015		0.10%	0.90%	8.66	13.62	1,627,020	17,651,137	-2.10%	-1.32%	2.96%
	2014		0.10%	0.90%	8.85	13.84	968,852	11,299,705	-6.69%	-5.94%	4.04%
LVIP SSGA International Managed Volatility Fund - Standard Class
	2018		0.15%	0.90%	8.40	10.43	1,080,124	9,602,076	-13.00%	-12.34%	2.32%
	2017		0.15%	0.90%	9.66	11.18	1,037,831	10,574,704	23.15%	24.08%	2.27%
	2016	12/9/16	0.15%	0.90%	7.84	9.08	1,068,276	8,797,185	-0.43%	-0.38%	1.00%
LVIP SSGA Large Cap 100 Fund - Standard Class
	2018		0.10%	0.90%	11.68	29.16	1,977,389	31,368,579	-11.90%	-11.20%	2.42%
	2017		0.10%	0.90%	13.16	32.85	1,511,932	28,715,780	17.69%	18.64%	3.20%
	2016		0.10%	0.90%	11.10	27.70	1,136,849	19,319,987	20.44%	21.41%	2.52%
	2015		0.10%	0.90%	11.36	22.83	909,839	13,366,510	-5.53%	-4.77%	2.88%
	2014		0.10%	0.90%	16.13	23.98	731,892	12,013,723	15.66%	16.61%	3.46%
LVIP SSGA Moderate Index Allocation Fund - Standard Class
	2018		0.10%	0.90%	10.85	16.07	7,119,100	84,820,506	-7.11%	-6.37%	2.47%
	2017		0.10%	0.90%	11.59	17.16	5,792,800	74,889,634	13.53%	14.44%	2.47%
	2016		0.10%	0.90%	10.13	15.00	4,393,504	50,711,847	5.69%	6.54%	2.24%
	2015		0.10%	0.90%	10.24	14.08	3,183,111	35,480,330	-2.36%	-1.57%	2.40%
	2014		0.10%	0.90%	12.02	14.30	1,581,349	18,969,549	3.79%	4.31%	3.04%
LVIP SSGA Moderate Structured Allocation Fund - Standard Class
	2018		0.15%	0.90%	10.68	15.85	5,114,268	62,640,566	-7.96%	-7.26%	3.22%
	2017		0.15%	0.90%	11.52	17.09	4,726,704	63,310,253	12.13%	12.98%	4.27%
	2016		0.15%	0.90%	10.19	15.13	3,895,800	47,076,770	8.29%	9.11%	2.44%
	2015		0.15%	0.90%	10.22	13.86	2,978,701	34,030,195	-3.57%	-2.84%	3.29%
	2014		0.15%	0.90%	12.24	14.27	1,910,289	23,583,158	4.61%	5.40%	3.40%
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class
	2018		0.15%	0.90%	10.88	16.51	8,529,062	103,868,834	-8.25%	-7.56%	2.28%
	2017		0.15%	0.90%	11.77	17.87	7,319,600	97,764,153	15.92%	16.80%	2.40%
	2016		0.15%	0.90%	10.08	15.30	5,540,298	65,233,456	6.40%	7.21%	2.31%
	2015		0.15%	0.90%	10.21	14.27	3,997,802	45,387,396	-2.91%	-2.18%	2.39%
	2014		0.15%	0.90%	12.28	14.59	2,378,208	29,283,033	3.08%	3.85%	2.98%
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class
	2018		0.10%	0.90%	10.66	16.64	4,417,799	56,179,602	-9.03%	-8.29%	3.43%
	2017		0.10%	0.90%	11.63	18.14	3,810,703	53,867,810	13.87%	14.78%	4.66%
	2016		0.10%	0.90%	10.14	15.81	3,094,017	39,006,718	9.49%	10.36%	2.60%
	2015		0.10%	0.90%	10.18	14.32	2,246,158	26,556,539	-4.35%	-3.59%	3.65%
	2014		0.10%	0.90%	12.52	14.86	1,601,218	20,347,953	4.65%	5.20%	3.85%
LVIP SSGA S&P 500 Index Fund - Standard Class
	2018		0.10%	0.90%	11.08	28.62	27,668,929	431,207,849	-5.50%	-4.74%	2.04%
	2017		0.10%	0.90%	13.29	30.06	20,385,057	346,435,507	20.48%	21.45%	2.16%
	2016		0.10%	0.90%	10.95	24.76	14,732,615	217,044,152	10.76%	11.64%	2.18%
	2015		0.10%	0.90%	11.08	22.19	9,962,537	140,243,346	0.27%	1.07%	2.24%
	2014		0.10%	0.90%	14.89	21.97	6,267,278	94,741,610	12.41%	13.31%	2.66%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Small-Cap Index Fund - Standard Class
	2018		0.10%	0.90%	$9.82	$25.02	3,983,699	$54,082,381	-12.16%	-11.47%	1.07%
	2017		0.10%	0.90%	12.70	28.27	3,128,328	50,190,541	13.19%	14.11%	1.13%
	2016		0.10%	0.90%	11.15	24.79	2,296,033	34,206,627	19.60%	20.56%	1.42%
	2015		0.10%	0.90%	10.17	20.57	1,748,509	22,964,838	-5.57%	-4.81%	1.10%
	2014		0.10%	0.90%	14.48	21.62	1,111,489	16,504,267	3.74%	4.57%	1.19%
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class
	2018		0.10%	0.90%	9.05	24.62	3,022,030	38,612,203	-14.23%	-13.55%	3.34%
	2017		0.10%	0.90%	12.15	28.49	2,222,341	34,145,921	5.38%	6.22%	2.87%
	2016		0.10%	0.90%	11.46	26.83	1,627,475	24,540,696	28.92%	29.96%	2.63%
	2015		0.10%	0.90%	10.09	20.66	986,778	12,721,287	-7.67%	-6.93%	2.82%
	2014		0.10%	0.90%	14.58	22.21	702,771	10,483,832	3.37%	4.20%	4.36%
LVIP T. Rowe Price 2010 Fund - Standard Class
	2018		0.20%	0.90%	10.70	19.29	17,557	222,359	-5.08%	-4.41%	2.17%
	2017		0.20%	0.90%	13.19	20.21	17,335	232,617	8.66%	9.26%	1.83%
	2016		0.35%	0.90%	12.08	18.50	22,383	295,330	3.50%	4.07%	1.80%
	2015		0.35%	0.90%	11.60	17.78	23,235	295,560	-2.49%	-1.95%	1.84%
	2014		0.35%	0.90%	11.83	18.13	24,085	313,654	3.84%	4.41%	1.79%
LVIP T. Rowe Price 2020 Fund - Standard Class
	2018		0.10%	0.90%	10.71	19.77	73,223	940,192	-6.42%	-5.68%	1.99%
	2017		0.10%	0.90%	11.37	21.01	69,991	991,026	11.02%	11.91%	2.02%
	2016		0.10%	0.90%	10.81	18.82	73,470	941,136	3.52%	4.35%	1.76%
	2015		0.10%	0.90%	11.72	18.08	79,239	1,009,846	-3.09%	-2.32%	1.79%
	2014		0.10%	0.90%	12.03	18.56	83,370	1,107,409	3.45%	4.28%	2.05%
LVIP T. Rowe Price 2030 Fund - Standard Class
	2018		0.10%	0.90%	10.16	20.15	179,913	2,055,351	-8.42%	-7.68%	1.78%
	2017		0.10%	0.90%	11.36	21.88	166,380	2,233,582	12.45%	13.35%	1.85%
	2016		0.10%	0.90%	10.03	19.35	213,585	2,555,494	2.76%	3.61%	1.83%
	2015		0.10%	0.90%	11.84	18.72	213,978	2,510,695	-3.53%	-2.76%	1.80%
	2014		0.10%	0.90%	12.20	19.30	186,689	2,452,517	3.23%	4.05%	2.21%
LVIP T. Rowe Price 2040 Fund - Standard Class
	2018		0.10%	0.90%	10.11	20.97	250,772	3,252,496	-9.54%	-8.81%	1.55%
	2017		0.10%	0.90%	11.42	23.06	269,091	3,893,372	13.60%	14.51%	2.00%
	2016		0.10%	0.90%	10.10	20.19	269,921	3,529,632	2.88%	3.71%	1.75%
	2015		0.10%	0.90%	11.30	19.51	268,057	3,474,566	-4.09%	-3.32%	1.69%
	2014		0.10%	0.90%	11.78	20.23	269,388	3,711,005	2.55%	3.38%	2.22%
LVIP T. Rowe Price Growth Stock Fund - Standard Class
	2018		0.10%	0.90%	12.20	34.03	3,668,619	64,457,832	-2.01%	-1.22%	0.19%
	2017		0.10%	0.90%	13.88	34.47	2,948,541	54,950,147	32.50%	33.56%	0.25%
	2016		0.10%	0.90%	10.41	25.82	2,419,308	35,251,022	0.49%	1.29%	0.10%
	2015		0.10%	0.90%	11.87	25.50	1,764,974	27,772,426	9.74%	10.62%	0.00%
	2014		0.10%	0.90%	15.09	23.07	1,210,201	18,960,840	7.74%	8.60%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
	2018		0.10%	0.90%	11.37	44.69	2,074,573	34,281,313	-3.94%	-3.17%	0.41%
	2017		0.10%	0.90%	12.73	46.27	1,686,098	30,325,424	23.63%	24.62%	0.22%
	2016		0.10%	0.90%	10.23	37.22	1,403,143	21,280,456	6.59%	7.45%	0.31%
	2015		0.10%	0.90%	11.24	34.73	927,977	14,573,556	1.19%	2.00%	0.15%
	2014		0.10%	0.90%	15.30	34.13	598,822	10,270,202	10.59%	11.48%	0.29%
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class
	2018		0.10%	0.90%	10.67	10.97	925,505	9,942,748	-5.47%	-4.76%	2.06%
	2017		0.15%	0.90%	11.29	11.52	351,360	3,971,422	14.19%	15.06%	2.29%
	2016		0.15%	0.90%	9.89	10.01	160,929	1,591,773	3.15%	3.94%	2.01%
	2015	7/27/15	0.15%	0.90%	9.59	9.63	9,376	89,887	-2.81%	0.41%	3.04%
LVIP Vanguard Domestic Equity ETF Fund - Standard Class
	2018		0.10%	0.90%	10.93	20.22	6,312,789	95,102,714	-5.78%	-5.02%	1.62%
	2017		0.10%	0.90%	13.02	21.29	4,860,297	79,953,483	19.09%	20.05%	1.75%
	2016		0.10%	0.90%	10.85	17.74	3,503,421	49,917,610	11.14%	12.03%	1.80%
	2015		0.10%	0.90%	11.24	15.83	2,569,361	34,212,746	-1.22%	-0.41%	1.98%
	2014		0.10%	0.90%	14.74	15.90	1,487,364	21,801,954	11.15%	12.10%	2.70%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Vanguard International Equity ETF Fund - Standard Class
	2018		0.10%	0.90%	$9.97	$13.02	6,098,778	$67,409,179	-15.47%	-14.79%	2.47%
	2017		0.10%	0.90%	11.71	15.31	4,420,556	58,596,871	27.16%	28.18%	2.32%
	2016		0.10%	0.90%	9.15	11.98	3,411,709	36,297,522	2.79%	3.61%	2.60%
	2015		0.10%	0.90%	9.47	11.59	2,408,567	25,635,793	-3.82%	-3.04%	2.73%
	2014		0.10%	0.90%	10.66	11.98	1,665,868	18,908,053	-5.54%	-4.74%	3.19%
LVIP VIP Mid Cap Managed Volatility Portfolio - Standard Class
	2015		0.15%	0.90%	9.66	9.77	18,204	175,773	-5.30%	-4.59%	0.96%
	2014	6/5/14	0.15%	0.90%	10.20	10.25	11,079	113,238	-1.22%	-0.11%	1.21%
LVIP Wellington Capital Growth Fund - Standard Class
	2018		0.10%	0.90%	12.75	32.13	1,492,880	29,137,203	0.44%	1.25%	0.00%
	2017		0.10%	0.90%	13.92	31.75	1,071,493	22,336,966	34.64%	35.73%	0.00%
	2016		0.10%	0.90%	10.26	23.40	921,930	14,925,116	-0.81%	0.00%	0.00%
	2015		0.10%	0.90%	11.91	23.41	666,855	11,947,015	8.44%	9.31%	0.00%
	2014		0.10%	0.90%	15.47	21.43	528,151	9,150,974	10.38%	11.26%	0.20%
LVIP Wellington Mid-Cap Value Fund - Standard Class
	2018		0.10%	0.90%	9.26	23.87	1,704,188	21,774,176	-15.30%	-14.62%	0.75%
	2017		0.10%	0.90%	11.93	27.98	1,324,350	20,561,424	12.42%	13.32%	0.47%
	2016		0.10%	0.90%	10.53	24.70	911,886	13,570,353	12.05%	12.95%	0.50%
	2015		0.10%	0.90%	10.69	21.88	765,738	10,526,110	-2.40%	-1.61%	0.72%
	2014		0.10%	0.90%	13.96	22.25	505,323	7,995,823	7.32%	8.18%	0.36%
M Capital Appreciation Fund
	2018		0.20%	0.90%	10.77	31.13	110,252	1,395,250	-14.92%	-14.32%	0.32%
	2017		0.20%	0.90%	12.57	50.97	91,754	1,517,205	17.95%	18.78%	0.00%
	2016		0.20%	0.90%	10.58	43.21	100,873	1,425,209	19.98%	20.82%	0.00%
	2015		0.20%	0.90%	10.15	36.02	104,383	1,525,765	-7.42%	-6.77%	0.00%
	2014		0.20%	0.90%	16.52	38.90	76,795	1,656,805	11.41%	12.03%	0.00%
M International Equity Fund
	2018		0.20%	0.90%	8.42	12.43	189,449	1,643,270	-21.28%	-20.73%	1.48%
	2017		0.20%	0.90%	9.83	25.18	172,197	1,873,762	22.93%	23.80%	1.69%
	2016		0.20%	0.90%	7.97	20.49	182,241	1,609,705	-0.95%	-0.25%	0.84%
	2015		0.20%	0.90%	8.02	20.68	208,714	2,122,506	-4.80%	-4.13%	1.65%
	2014		0.20%	0.90%	8.40	21.73	181,240	2,363,323	-7.89%	-7.38%	2.41%
M Large Cap Growth Fund
	2018		0.20%	0.90%	13.01	31.10	186,121	2,722,866	-5.80%	-5.14%	0.00%
	2017		0.20%	0.90%	13.72	41.46	164,647	2,927,055	37.72%	38.70%	0.00%
	2016		0.20%	0.90%	9.89	30.10	184,159	2,369,313	-3.20%	-2.52%	0.00%
	2015		0.20%	0.90%	12.08	31.10	158,788	2,551,482	6.74%	7.49%	0.03%
	2014		0.20%	0.90%	15.37	29.13	133,919	2,697,846	9.22%	9.83%	0.04%
M Large Cap Value Fund
	2018		0.20%	0.90%	10.48	20.62	179,719	2,014,813	-12.86%	-12.24%	1.44%
	2017		0.20%	0.90%	11.94	32.04	165,519	2,232,755	13.96%	14.76%	1.54%
	2016		0.20%	0.90%	10.40	28.12	168,942	2,005,540	8.66%	9.42%	1.48%
	2015		0.20%	0.90%	10.48	25.88	164,363	2,201,681	-1.55%	-0.86%	1.35%
	2014		0.20%	0.90%	13.74	26.28	123,742	2,235,746	8.69%	9.30%	1.18%
MFS® VIT Core Equity Series - Initial Class
	2015		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.95%
	2014		0.35%	0.90%	15.73	27.98	46,751	846,498	10.24%	10.85%	0.78%
MFS® VIT Growth Series - Initial Class
	2018		0.10%	0.90%	12.55	41.11	2,331,007	48,185,275	1.75%	2.57%	0.09%
	2017		0.10%	0.90%	13.85	40.19	1,935,174	41,786,944	30.23%	31.27%	0.11%
	2016		0.10%	0.90%	10.56	30.69	1,667,122	29,131,037	1.53%	2.34%	0.04%
	2015		0.10%	0.90%	11.62	30.06	1,320,680	24,733,134	6.60%	7.45%	0.16%
	2014		0.10%	0.90%	15.10	28.05	1,079,429	20,806,013	7.97%	8.84%	0.11%
MFS® VIT Total Return Series - Initial Class
	2018		0.10%	0.90%	10.30	25.67	3,180,028	44,381,031	-6.46%	-5.71%	2.31%
	2017		0.10%	0.90%	11.65	27.44	2,459,176	39,868,443	11.29%	12.19%	2.42%
	2016		0.10%	0.90%	10.94	24.66	1,960,725	31,361,222	8.12%	8.99%	2.66%
	2015		0.10%	0.90%	10.44	22.81	1,716,476	27,419,153	-1.26%	-0.47%	2.61%
	2014		0.10%	0.90%	13.43	23.10	1,723,205	29,128,409	7.53%	8.39%	1.87%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
MFS® VIT Utilities Series - Initial Class
	2018		0.10%	0.90%	$10.71	$46.95	2,343,690	$37,180,065	0.15%	0.96%	1.11%
	2017		0.10%	0.90%	10.62	46.87	2,390,837	39,244,658	13.80%	14.72%	4.28%
	2016		0.10%	0.90%	9.27	41.19	2,310,233	35,740,262	10.47%	11.36%	3.55%
	2015		0.10%	0.90%	8.72	37.28	2,036,636	30,854,834	-15.28%	-14.60%	4.17%
	2014		0.10%	0.90%	13.94	44.85	1,715,806	34,103,663	11.72%	12.62%	2.12%
MFS® VIT II Core Equity Portfolio - Initial Class
	2018		0.20%	0.90%	14.42	36.81	40,111	921,109	-4.69%	-3.99%	0.66%
	2017		0.20%	0.90%	15.02	38.41	42,642	1,026,457	23.71%	24.58%	0.91%
	2016		0.20%	0.90%	12.06	30.88	53,744	1,053,679	10.38%	11.15%	0.77%
	2015	3/27/15	0.20%	0.90%	10.85	27.82	46,067	798,921	-3.21%	-2.69%	0.55%
Neuberger Berman AMT Large Cap Value Portfolio - I Class
	2018		0.20%	0.90%	20.68	36.55	47,111	1,405,631	-1.93%	-1.39%	1.15%
	2017		0.35%	0.90%	20.97	37.06	52,764	1,594,837	12.35%	12.96%	0.57%
	2016		0.35%	0.90%	18.56	32.81	60,482	1,647,804	26.23%	26.92%	0.73%
	2015		0.35%	0.90%	14.62	25.85	56,983	1,215,782	-12.60%	-12.11%	0.75%
	2014		0.35%	0.90%	16.64	29.41	59,659	1,445,998	8.87%	9.47%	0.73%
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class
	2018		0.20%	0.90%	12.61	34.40	794,415	15,811,261	-7.24%	-6.58%	0.00%
	2017		0.20%	0.90%	13.51	36.88	867,773	18,882,798	24.17%	25.04%	0.00%
	2016		0.20%	0.90%	10.80	29.54	939,502	16,982,080	3.46%	4.19%	0.00%
	2015		0.20%	0.90%	11.08	28.40	934,244	17,496,330	0.37%	1.07%	0.00%
	2014		0.20%	0.90%	14.13	28.14	929,266	19,090,065	6.62%	7.86%	0.00%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
	2018		0.20%	0.90%	10.67	35.90	326,774	4,999,884	-16.03%	-15.44%	0.66%
	2017		0.20%	0.90%	12.61	42.52	340,611	6,318,830	15.69%	16.50%	0.83%
	2016		0.20%	0.90%	10.83	36.55	351,672	5,819,933	15.13%	15.94%	0.61%
	2015		0.20%	0.90%	10.76	31.57	341,905	5,459,516	-9.16%	-8.52%	0.77%
	2014		0.20%	0.90%	16.34	34.57	307,445	6,310,829	12.82%	13.44%	1.04%
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class
	2018		0.10%	0.90%	4.99	8.59	3,820,862	22,381,068	-14.90%	-14.22%	2.08%
	2017		0.10%	0.90%	5.84	9.24	3,405,950	23,364,966	1.24%	2.05%	11.16%
	2016		0.10%	0.90%	5.76	9.05	2,757,242	18,599,830	14.12%	15.04%	1.04%
	2015		0.10%	0.90%	5.03	7.87	2,461,120	14,511,219	-26.37%	-25.78%	4.21%
	2014		0.10%	0.90%	6.81	10.60	1,658,515	13,319,443	-19.16%	-18.51%	0.37%
Putnam VT Equity Income Fund - Class IB
	2018		0.35%	0.90%	18.47	30.09	69,682	1,442,119	-9.31%	-8.81%	0.70%
	2017	5/12/17	0.35%	0.90%	20.26	33.00	74,509	1,697,270	12.56%	12.95%	0.00%
Putnam VT Global Health Care Fund - Class IB
	2018		0.35%	0.90%	21.81	30.51	67,869	1,700,990	-1.48%	-0.94%	0.97%
	2017		0.35%	0.90%	22.01	30.80	74,096	1,881,309	14.27%	14.90%	0.52%
	2016		0.35%	0.90%	19.16	26.81	89,707	2,014,431	-12.15%	-11.66%	0.00%
	2015		0.35%	0.90%	21.69	30.35	130,873	3,383,281	6.82%	7.41%	0.00%
	2014		0.35%	0.90%	20.19	28.25	109,332	2,596,343	26.50%	27.20%	0.25%
Putnam VT Growth & Income Fund - Class IB
	2017		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.09%
	2016		0.35%	0.90%	17.08	27.82	72,298	1,395,426	13.99%	14.62%	1.43%
	2015		0.35%	0.90%	14.90	24.27	83,705	1,386,528	-8.36%	-7.85%	1.84%
	2014		0.35%	0.90%	16.17	26.34	94,544	1,718,159	9.74%	10.35%	1.34%
Templeton Foreign VIP Fund - Class 1
	2018		0.55%	0.55%	15.40	15.40	70,377	1,083,507	-15.73%	-15.73%	2.89%
	2017		0.55%	0.55%	18.27	18.27	73,741	1,347,279	16.38%	16.38%	2.76%
	2016		0.55%	0.55%	15.70	15.70	84,016	1,318,979	6.90%	6.90%	2.00%
	2015		0.55%	0.55%	14.69	14.69	87,339	1,282,639	-6.82%	-6.82%	3.32%
	2014		0.55%	0.55%	15.76	15.76	83,308	1,313,006	-11.38%	-11.38%	2.08%
Templeton Foreign VIP Fund - Class 2
	2018		0.20%	0.90%	13.17	17.92	144,089	2,424,087	-16.20%	-15.74%	2.75%
	2017		0.35%	0.90%	15.62	21.27	176,813	3,551,352	15.65%	16.28%	2.66%
	2016		0.35%	0.90%	13.44	18.29	185,516	3,196,546	6.22%	6.80%	1.77%
	2015		0.35%	0.90%	12.58	17.13	199,035	3,224,608	-7.33%	-6.82%	3.21%
	2014		0.35%	0.90%	13.50	18.38	213,613	3,732,201	-11.93%	-11.44%	1.85%

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Templeton Global Bond VIP Fund - Class 1
	2018		0.10%	0.90%	$9.93	$19.89	4,419,850	$45,191,049	1.29%	2.11%	0.00%
	2017		0.10%	0.90%	9.80	20.65	3,445,917	35,923,359	1.24%	2.05%	0.00%
	2016		0.10%	0.90%	9.68	20.32	2,513,859	27,617,345	2.28%	3.11%	0.00%
	2015		0.10%	0.90%	9.46	19.79	1,769,053	20,771,703	-4.96%	-4.20%	7.70%
	2014		0.10%	0.90%	11.23	20.74	948,758	14,501,524	1.21%	2.02%	5.02%
Templeton Growth VIP Fund - Class 1
	2018		0.20%	0.90%	9.71	19.75	490,276	6,554,218	-15.37%	-14.78%	2.21%
	2017		0.20%	0.90%	11.39	23.25	533,581	8,450,952	17.70%	18.53%	1.82%
	2016		0.20%	0.90%	9.61	19.69	548,239	7,464,657	8.91%	9.68%	2.12%
	2015		0.20%	0.90%	8.76	18.01	532,039	7,129,446	-7.08%	-6.42%	2.84%
	2014		0.20%	0.90%	14.55	19.32	496,218	7,828,321	-3.40%	-2.87%	1.56%
Templeton Growth VIP Fund - Class 2
	2018		0.20%	0.90%	16.39	21.94	46,939	1,016,502	-15.62%	-15.15%	1.96%
	2017		0.35%	0.90%	19.32	26.01	49,953	1,257,677	17.45%	18.09%	1.60%
	2016		0.35%	0.90%	16.36	22.14	49,937	1,083,095	8.64%	9.24%	1.91%
	2015		0.35%	0.90%	14.98	20.38	52,807	1,036,630	-7.32%	-6.81%	2.58%
	2014		0.35%	0.90%	16.07	21.99	54,026	1,140,309	-3.69%	-3.15%	1.39%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2018:

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio - Class A	$1,848,899	$1,424,899
AB VPS Growth and Income Portfolio - Class A	2,738,473	3,457,864
AB VPS International Value Portfolio - Class A	1,101,790	473,748
AB VPS Large Cap Growth Portfolio - Class A	1,260,116	577,189
AB VPS Small/Mid Cap Value Portfolio - Class A	9,147,827	2,991,337
American Century VP Balanced Fund - Class I	13,985,176	1,360,823
American Century VP Inflation Protection Fund - Class I	947,929	1,503,512
American Funds Global Growth Fund - Class 2	29,817,921	3,040,349
American Funds Global Small Capitalization Fund - Class 2	13,813,296	2,745,940
American Funds Growth Fund - Class 2	66,155,913	16,940,556
American Funds Growth-Income Fund - Class 2	62,203,611	14,706,512
American Funds International Fund - Class 2	40,170,050	4,800,190
BlackRock Global Allocation V.I. Fund - Class I	31,587,562	7,785,695
ClearBridge Variable Mid Cap Portfolio - Class I	6,747,754	943,220
Delaware VIP® Diversified Income Series - Standard Class	11,605,540	5,251,128
Delaware VIP® Emerging Markets Series - Standard Class	24,548,689	3,275,667
Delaware VIP® High Yield Series - Standard Class	4,439,848	5,715,814
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	15,477,635	2,985,157
Delaware VIP® REIT Series - Standard Class	8,716,525	6,031,004
Delaware VIP® Small Cap Value Series - Standard Class	17,836,356	5,780,695
Delaware VIP® Smid Cap Core Series - Standard Class	28,689,163	3,418,472
Delaware VIP® U.S. Growth Series - Standard Class	5,221,458	2,485,661
Delaware VIP® Value Series - Standard Class	10,586,055	4,641,305
DWS Alternative Asset Allocation VIP Portfolio - Class A	2,004,511	971,967
DWS Equity 500 Index VIP Portfolio - Class A	5,306,396	5,400,779
DWS Small Cap Index VIP Portfolio - Class A	1,192,054	1,474,903
Fidelity® VIP Asset Manager Portfolio - Initial Class	62,338	78,354
Fidelity® VIP Contrafund® Portfolio - Service Class	33,964,956	6,589,940
Fidelity® VIP Equity-Income Portfolio - Initial Class	162,685	301,658
Fidelity® VIP Equity-Income Portfolio - Service Class	529,121	811,516
Fidelity® VIP Growth Opportunities Portfolio - Service Class	390,247	485,727
Fidelity® VIP Growth Portfolio - Service Class	15,734,629	3,987,918
Fidelity® VIP High Income Portfolio - Service Class	181,857	102,467
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	113,511	240,650
Fidelity® VIP Mid Cap Portfolio - Service Class	16,272,957	3,065,541
Fidelity® VIP Overseas Portfolio - Service Class	537,072	707,679
Franklin Income VIP Fund - Class 1	13,677,133	6,512,515
Franklin Mutual Shares VIP Fund - Class 1	7,601,658	1,670,554
Franklin Small-Mid Cap Growth VIP Fund - Class 1	2,099,899	2,257,093
Invesco V.I. American Franchise Fund - Series I Shares	1,067,642	1,274,831
Invesco V.I. Core Equity Fund - Series I Shares	1,505,293	1,524,614
Invesco V.I. Core Plus Bond Fund - Series I Shares	407,379	44,892
Invesco V.I. International Growth Fund - Series I Shares	4,620,812	974,206
Janus Henderson Balanced Portfolio - Institutional Shares	709,961	1,118,645
Janus Henderson Balanced Portfolio - Service Shares	616,662	939,056
Janus Henderson Enterprise Portfolio - Service Shares	838,053	1,148,329
Janus Henderson Global Research Portfolio - Institutional Shares	277,988	1,039,429
Janus Henderson Global Research Portfolio - Service Shares	134,648	279,733
Janus Henderson Global Technology Portfolio - Service Shares	428,751	306,557
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	14,602,526	755,919
LVIP Baron Growth Opportunities Fund - Service Class	7,614,533	3,370,381
LVIP Baron Growth Opportunities Fund - Standard Class	277,823	232,850
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	2,648,833	2,799,074
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	11,781,891	1,719,711
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	8,073,763	2,484,351
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	2,208,248	306,615
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	1,269,531	565,670
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	541,975	885,876
LVIP Clarion Global Real Estate Fund - Standard Class	3,748,213	1,382,357

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	$146,872	$150,494
LVIP Delaware Bond Fund - Standard Class	24,164,109	7,959,272
LVIP Delaware Diversified Floating Rate Fund - Standard Class	6,189,682	2,265,654
LVIP Delaware Social Awareness Fund - Standard Class	1,851,209	788,318
LVIP Delaware Special Opportunities Fund - Standard Class	4,382,860	887,704
LVIP Delaware Wealth Builder Fund - Standard Class	807,968	560,647
LVIP Dimensional International Core Equity Fund - Standard Class	9,935,635	923,887
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	1,572,786	475,239
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	8,658,708	2,094,800
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	10,709,114	1,088,765
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	881,373	1,999,960
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	20,324,938	5,104,507
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	565,856	414,974
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	7,807,271	2,028,762
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	10,368,592	5,715,748
LVIP Global Income Fund - Standard Class	2,128,368	1,433,247
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	8,397,906	11,036,952
LVIP Government Money Market Fund - Standard Class	312,621,522	297,024,910
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class	265,654	90,732
LVIP JPMorgan High Yield Fund - Standard Class	13,478,907	6,902,038
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	989,980	720,562
LVIP MFS International Growth Fund - Standard Class	8,471,342	1,864,663
LVIP MFS Value Fund - Standard Class	19,618,623	3,546,593
LVIP Mondrian International Value Fund - Standard Class	6,099,595	2,264,735
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	83,796	232,229
LVIP SSGA Bond Index Fund - Standard Class	18,649,389	3,266,555
LVIP SSGA Conservative Index Allocation Fund - Standard Class	4,785,784	1,606,250
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	1,558,315	617,300
LVIP SSGA Developed International 150 Fund - Standard Class	11,737,972	600,003
LVIP SSGA Emerging Markets 100 Fund - Standard Class	17,033,726	1,661,999
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	1,810,251	1,277,427
LVIP SSGA International Index Fund - Standard Class	14,894,726	618,778
LVIP SSGA International Managed Volatility Fund - Standard Class	914,605	327,799
LVIP SSGA Large Cap 100 Fund - Standard Class	10,978,799	1,752,285
LVIP SSGA Moderate Index Allocation Fund - Standard Class	21,492,291	3,661,286
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	11,287,894	4,286,749
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	22,010,779	5,125,604
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	12,425,318	2,942,106
LVIP SSGA S&P 500 Index Fund - Standard Class	134,264,506	7,131,708
LVIP SSGA Small-Cap Index Fund - Standard Class	17,488,853	4,030,891
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	14,791,411	2,354,399
LVIP T. Rowe Price 2010 Fund - Standard Class	37,029	17,260
LVIP T. Rowe Price 2020 Fund - Standard Class	262,843	184,265
LVIP T. Rowe Price 2030 Fund - Standard Class	169,769	79,876
LVIP T. Rowe Price 2040 Fund - Standard Class	423,065	554,179
LVIP T. Rowe Price Growth Stock Fund - Standard Class	18,476,182	2,226,432
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	9,182,434	1,116,283
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	7,105,937	1,089,620
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	27,258,816	5,380,941
LVIP Vanguard International Equity ETF Fund - Standard Class	22,366,565	1,346,463
LVIP Wellington Capital Growth Fund - Standard Class	10,912,320	1,781,606
LVIP Wellington Mid-Cap Value Fund - Standard Class	6,500,510	816,837
M Capital Appreciation Fund	504,066	116,630
M International Equity Fund	349,273	137,001
M Large Cap Growth Fund	552,669	300,064
M Large Cap Value Fund	471,862	226,462
MFS® VIT Growth Series - Initial Class	12,500,763	3,478,196
MFS® VIT Total Return Series - Initial Class	12,573,979	2,378,187
MFS® VIT Utilities Series - Initial Class	2,917,354	4,895,047
MFS® VIT II Core Equity Portfolio - Initial Class	177,229	134,833
Neuberger Berman AMT Large Cap Value Portfolio - I Class	241,191	309,496
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	1,621,708	2,427,184

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	$578,944	$687,099
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	4,440,352	1,401,044
Putnam VT Equity Income Fund - Class IB	168,153	203,713
Putnam VT Global Health Care Fund - Class IB	373,150	226,464
Templeton Foreign VIP Fund - Class 1	114,716	146,082
Templeton Foreign VIP Fund - Class 2	257,910	775,035
Templeton Global Bond VIP Fund - Class 1	11,404,218	3,133,105
Templeton Growth VIP Fund - Class 1	1,218,077	1,103,720
Templeton Growth VIP Fund - Class 2	195,783	137,443

5. Investments

The following is a summary of investments owned at December 31, 2018

	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio - Class A	297,961	$27.35	$8,149,241	$7,311,263
AB VPS Growth and Income Portfolio - Class A	603,593	27.78	16,767,801	16,474,891
AB VPS International Value Portfolio - Class A	680,351	12.38	8,422,740	9,831,637
AB VPS Large Cap Growth Portfolio - Class A	63,976	51.75	3,310,742	3,052,404
AB VPS Small/Mid Cap Value Portfolio - Class A	2,336,437	16.93	39,555,875	46,460,151
American Century VP Balanced Fund - Class I	2,595,005	7.09	18,398,584	18,911,709
American Century VP Inflation Protection Fund - Class I	1,158,985	9.66	11,195,792	12,013,029
American Funds Global Growth Fund - Class 2	3,783,233	25.50	96,472,446	103,066,440
American Funds Global Small Capitalization Fund - Class 2	3,572,873	21.16	75,601,984	81,845,020
American Funds Growth Fund - Class 2	4,270,439	69.48	296,710,079	301,048,017
American Funds Growth-Income Fund - Class 2	6,777,621	44.90	304,315,172	311,140,604
American Funds International Fund - Class 2	9,697,311	17.60	170,672,669	186,936,885
BlackRock Global Allocation V.I. Fund - Class I	12,629,824	15.19	191,847,033	209,084,911
ClearBridge Variable Mid Cap Portfolio - Class I	925,385	17.26	15,972,149	18,161,308
Delaware VIP® Diversified Income Series - Standard Class	6,801,632	9.99	67,948,297	71,224,462
Delaware VIP® Emerging Markets Series - Standard Class	3,841,207	20.36	78,206,973	79,087,485
Delaware VIP® High Yield Series - Standard Class	3,516,933	4.67	16,424,076	18,576,715
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	6,222,244	9.59	59,671,316	61,149,556
Delaware VIP® REIT Series - Standard Class	4,269,904	11.85	50,598,364	58,043,141
Delaware VIP® Small Cap Value Series - Standard Class	2,024,280	32.76	66,315,421	74,630,835
Delaware VIP® Smid Cap Core Series - Standard Class	2,952,623	18.92	55,863,622	74,693,174
Delaware VIP® U.S. Growth Series - Standard Class	2,848,544	9.57	27,260,568	30,737,495
Delaware VIP® Value Series - Standard Class	2,158,636	28.31	61,110,976	60,002,055
DWS Alternative Asset Allocation VIP Portfolio - Class A	1,142,659	12.10	13,826,169	15,176,173
DWS Equity 500 Index VIP Portfolio - Class A	2,116,044	18.90	39,993,227	35,826,514
DWS Small Cap Index VIP Portfolio - Class A	619,141	14.97	9,268,536	9,246,263
Fidelity® VIP Asset Manager Portfolio - Initial Class	39,829	13.68	544,863	598,437
Fidelity® VIP Contrafund® Portfolio - Service Class	5,530,236	31.97	176,801,649	181,788,933
Fidelity® VIP Equity-Income Portfolio - Initial Class	80,961	20.37	1,649,169	1,650,707
Fidelity® VIP Equity-Income Portfolio - Service Class	255,349	20.26	5,173,370	5,505,079
Fidelity® VIP Growth Opportunities Portfolio - Service Class	91,718	37.95	3,480,694	2,238,838
Fidelity® VIP Growth Portfolio - Service Class	662,262	62.83	41,609,947	41,355,963
Fidelity® VIP High Income Portfolio - Service Class	332,932	4.93	1,641,353	1,841,378
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	73,715	12.34	909,640	952,964
Fidelity® VIP Mid Cap Portfolio - Service Class	2,392,991	29.90	71,550,422	81,798,282
Fidelity® VIP Overseas Portfolio - Service Class	304,116	19.05	5,793,406	5,847,547
Franklin Income VIP Fund - Class 1	5,138,802	15.26	78,418,122	82,137,109
Franklin Mutual Shares VIP Fund - Class 1	2,698,833	17.71	47,796,336	54,269,197
Franklin Small-Mid Cap Growth VIP Fund - Class 1	731,856	17.04	12,470,823	14,945,137
Invesco V.I. American Franchise Fund - Series I Shares	182,298	57.15	10,418,327	8,276,814
Invesco V.I. Core Equity Fund - Series I Shares	403,698	30.94	12,490,411	12,172,824
Invesco V.I. Core Plus Bond Fund - Series I Shares	158,555	6.00	951,330	981,206
Invesco V.I. International Growth Fund - Series I Shares	682,180	32.98	22,498,289	23,482,416
Janus Henderson Balanced Portfolio - Institutional Shares	251,443	33.75	8,486,198	7,147,028

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

5. Investments (continued)

	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Janus Henderson Balanced Portfolio - Service Shares	225,604	$35.59	$8,029,232	$6,967,007
Janus Henderson Enterprise Portfolio - Service Shares	74,544	62.99	4,695,533	4,066,420
Janus Henderson Global Research Portfolio - Institutional Shares	166,231	47.13	7,834,463	5,143,131
Janus Henderson Global Research Portfolio - Service Shares	38,775	46.15	1,789,455	1,337,249
Janus Henderson Global Technology Portfolio - Service Shares	236,459	11.19	2,645,972	1,930,871
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	1,232,736	15.47	19,070,428	20,034,728
LVIP Baron Growth Opportunities Fund - Service Class	767,620	45.34	34,801,577	34,287,781
LVIP Baron Growth Opportunities Fund - Standard Class	25,672	46.70	1,198,904	1,161,875
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	1,989,641	18.79	37,383,368	34,537,414
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	1,573,395	10.84	17,060,325	17,742,114
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	3,228,128	9.71	31,341,896	33,227,214
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	378,287	11.22	4,245,896	4,276,844
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	242,378	32.69	7,923,343	6,963,584
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	540,346	15.02	8,114,373	6,950,473
LVIP Clarion Global Real Estate Fund - Standard Class	2,664,452	8.46	22,530,608	24,483,780
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	108,044	9.70	1,047,809	1,026,662
LVIP Delaware Bond Fund - Standard Class	11,734,808	13.06	153,221,387	161,426,437
LVIP Delaware Diversified Floating Rate Fund - Standard Class	2,574,534	9.83	25,307,672	26,057,681
LVIP Delaware Social Awareness Fund - Standard Class	204,940	33.40	6,845,208	7,977,936
LVIP Delaware Special Opportunities Fund - Standard Class	406,520	31.75	12,908,218	16,000,697
LVIP Delaware Wealth Builder Fund - Standard Class	232,969	11.02	2,566,155	3,163,265
LVIP Dimensional International Core Equity Fund - Standard Class	1,847,977	9.29	17,169,558	19,385,941
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	1,233,570	8.89	10,963,974	11,993,395
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	668,554	28.53	19,076,534	20,575,758
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	1,987,057	11.28	22,421,946	23,040,125
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	856,605	13.94	11,943,648	11,479,001
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	6,942,675	10.27	71,287,387	73,093,174
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	231,468	32.18	7,448,642	7,373,445
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	3,216,196	13.10	42,122,524	44,191,347
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	8,591,539	13.47	115,702,252	114,668,356
LVIP Global Income Fund - Standard Class	1,174,025	11.08	13,011,715	13,306,118
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	6,916,123	13.85	95,788,301	95,104,342
LVIP Government Money Market Fund - Standard Class	11,278,275	10.00	112,782,783	112,782,780
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class	162,246	9.76	1,583,195	1,667,343
LVIP JPMorgan High Yield Fund - Standard Class	4,759,388	9.89	47,075,106	52,384,340
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	856,026	15.40	13,179,378	12,670,216
LVIP MFS International Growth Fund - Standard Class	2,226,272	16.02	35,660,419	33,876,524
LVIP MFS Value Fund - Standard Class	2,635,517	36.80	96,981,770	97,703,525
LVIP Mondrian International Value Fund - Standard Class	2,375,929	15.21	36,133,128	39,859,114
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	28,126	9.18	258,057	280,329
LVIP SSGA Bond Index Fund - Standard Class	4,554,337	10.88	49,555,737	51,310,296
LVIP SSGA Conservative Index Allocation Fund - Standard Class	1,677,244	12.16	20,390,256	20,886,227
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	1,104,794	10.98	12,133,953	13,020,484
LVIP SSGA Developed International 150 Fund - Standard Class	3,318,817	7.45	24,725,186	29,266,484
LVIP SSGA Emerging Markets 100 Fund - Standard Class	4,767,566	8.29	39,518,357	44,040,410
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	1,956,095	11.03	21,567,904	22,701,022
LVIP SSGA International Index Fund - Standard Class	5,303,438	8.30	44,039,746	48,084,229
LVIP SSGA International Managed Volatility Fund - Standard Class	1,122,436	8.56	9,602,443	9,532,991
LVIP SSGA Large Cap 100 Fund - Standard Class	2,755,896	11.36	31,312,491	38,559,542
LVIP SSGA Moderate Index Allocation Fund - Standard Class	6,339,071	13.36	84,702,660	86,542,892
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	5,372,230	11.66	62,634,827	67,564,377
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	7,579,705	13.69	103,758,581	105,038,882
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	4,667,772	12.01	56,078,609	60,450,282
LVIP SSGA S&P 500 Index Fund - Standard Class	25,671,465	16.90	433,796,416	415,896,685
LVIP SSGA Small-Cap Index Fund - Standard Class	2,007,524	26.88	53,962,252	57,547,946
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	3,514,765	10.97	38,567,513	47,327,227
LVIP T. Rowe Price 2010 Fund - Standard Class	21,303	10.44	222,365	244,049
LVIP T. Rowe Price 2020 Fund - Standard Class	89,904	10.46	940,218	1,023,136
LVIP T. Rowe Price 2030 Fund - Standard Class	196,756	10.45	2,055,509	2,254,811
LVIP T. Rowe Price 2040 Fund - Standard Class	330,178	9.85	3,252,578	3,498,056
LVIP T. Rowe Price Growth Stock Fund - Standard Class	1,617,135	39.81	64,370,045	59,348,741

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

5. Investments (continued)

	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	1,471,791	$23.26	$34,232,396	$34,062,300
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	901,301	10.25	9,238,330	9,781,538
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	5,394,476	17.55	94,667,665	88,326,975
LVIP Vanguard International Equity ETF Fund - Standard Class	6,963,590	9.65	67,163,828	71,870,924
LVIP Wellington Capital Growth Fund - Standard Class	668,623	43.56	29,122,560	28,080,873
LVIP Wellington Mid-Cap Value Fund - Standard Class	948,823	22.93	21,754,619	23,340,991
M Capital Appreciation Fund	66,001	21.14	1,395,260	1,823,500
M International Equity Fund	155,027	10.60	1,643,281	1,867,399
M Large Cap Growth Fund	119,164	22.85	2,722,900	2,829,159
M Large Cap Value Fund	182,173	11.06	2,014,829	2,363,621
MFS® VIT Growth Series - Initial Class	1,024,263	47.01	48,150,615	42,587,014
MFS® VIT Total Return Series - Initial Class	2,035,669	21.78	44,336,864	46,103,479
MFS® VIT Utilities Series - Initial Class	1,264,927	29.38	37,163,564	36,509,531
MFS® VIT II Core Equity Portfolio - Initial Class	42,488	21.68	921,139	997,491
Neuberger Berman AMT Large Cap Value Portfolio - I Class	96,413	14.58	1,405,695	1,320,777
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	656,323	24.09	15,810,823	16,453,111
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	318,609	15.69	4,998,968	5,163,370
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	3,715,445	6.02	22,366,975	31,986,838
Putnam VT Equity Income Fund - Class IB	62,412	23.12	1,442,976	1,482,652
Putnam VT Global Health Care Fund - Class IB	126,566	13.44	1,701,053	1,994,254
Templeton Foreign VIP Fund - Class 1	83,274	13.01	1,083,397	1,206,511
Templeton Foreign VIP Fund - Class 2	190,163	12.74	2,422,671	2,664,975
Templeton Global Bond VIP Fund - Class 1	2,570,959	17.54	45,094,625	44,202,812
Templeton Growth VIP Fund - Class 1	526,670	12.44	6,551,777	7,179,349
Templeton Growth VIP Fund - Class 2	83,255	12.21	1,016,543	1,032,174

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2018, is as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class A	134,294	(83,202)	51,092
AB VPS Growth and Income Portfolio - Class A	34,559	(169,717)	(135,158)
AB VPS International Value Portfolio - Class A	78,948	(57,801)	21,147
AB VPS Large Cap Growth Portfolio - Class A	41,337	(20,249)	21,088
AB VPS Small/Mid Cap Value Portfolio - Class A	412,473	(121,192)	291,281
American Century VP Balanced Fund - Class I	1,201,545	(108,422)	1,093,123
American Century VP Inflation Protection Fund - Class I	81,512	(121,730)	(40,218)
American Funds Global Growth Fund - Class 2	1,661,396	(157,857)	1,503,539
American Funds Global Small Capitalization Fund - Class 2	855,785	(116,540)	739,245
American Funds Growth Fund - Class 2	2,283,882	(621,559)	1,662,323
American Funds Growth-Income Fund - Class 2	2,660,887	(555,065)	2,105,822
American Funds International Fund - Class 2	2,399,444	(230,176)	2,169,268
BlackRock Global Allocation V.I. Fund - Class I	1,941,589	(533,295)	1,408,294
ClearBridge Variable Mid Cap Portfolio - Class I	505,331	(67,810)	437,521
Delaware VIP® Diversified Income Series - Standard Class	978,661	(437,401)	541,260
Delaware VIP® Emerging Markets Series - Standard Class	1,824,234	(193,622)	1,630,612
Delaware VIP® High Yield Series - Standard Class	298,052	(393,438)	(95,386)
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	1,393,752	(285,190)	1,108,562
Delaware VIP® REIT Series - Standard Class	478,228	(348,635)	129,593
Delaware VIP® Small Cap Value Series - Standard Class	888,008	(220,362)	667,646
Delaware VIP® Smid Cap Core Series - Standard Class	773,260	(163,068)	610,192
Delaware VIP® U.S. Growth Series - Standard Class	98,567	(105,494)	(6,927)
Delaware VIP® Value Series - Standard Class	413,589	(193,185)	220,404
DWS Alternative Asset Allocation VIP Portfolio - Class A	169,545	(88,463)	81,082
DWS Equity 500 Index VIP Portfolio - Class A	27,701	(196,614)	(168,913)
DWS Small Cap Index VIP Portfolio - Class A	15,946	(54,995)	(39,049)
Fidelity® VIP Asset Manager Portfolio - Initial Class	1,608	(3,813)	(2,205)
Fidelity® VIP Contrafund® Portfolio - Service Class	1,315,652	(265,775)	1,049,877

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Equity-Income Portfolio - Initial Class	1,611	(10,730)	(9,119)
Fidelity® VIP Equity-Income Portfolio - Service Class	6,094	(42,470)	(36,376)
Fidelity® VIP Growth Opportunities Portfolio - Service Class	4,642	(11,758)	(7,116)
Fidelity® VIP Growth Portfolio - Service Class	678,706	(195,120)	483,586
Fidelity® VIP High Income Portfolio - Service Class	4,577	(4,826)	(249)
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	6,077	(16,803)	(10,726)
Fidelity® VIP Mid Cap Portfolio - Service Class	756,835	(164,659)	592,176
Fidelity® VIP Overseas Portfolio - Service Class	42,161	(41,346)	815
Franklin Income VIP Fund - Class 1	878,772	(438,086)	440,686
Franklin Mutual Shares VIP Fund - Class 1	368,321	(86,954)	281,367
Franklin Small-Mid Cap Growth VIP Fund - Class 1	71,481	(107,506)	(36,025)
Invesco V.I. American Franchise Fund - Series I Shares	12,471	(49,864)	(37,393)
Invesco V.I. Core Equity Fund - Series I Shares	24,350	(63,012)	(38,662)
Invesco V.I. Core Plus Bond Fund - Series I Shares	23,075	(2,530)	20,545
Invesco V.I. International Growth Fund - Series I Shares	372,515	(81,340)	291,175
Janus Henderson Balanced Portfolio - Institutional Shares	11,243	(36,424)	(25,181)
Janus Henderson Balanced Portfolio - Service Shares	14,032	(44,268)	(30,236)
Janus Henderson Enterprise Portfolio - Service Shares	18,557	(43,699)	(25,142)
Janus Henderson Global Research Portfolio - Institutional Shares	8,871	(36,125)	(27,254)
Janus Henderson Global Research Portfolio - Service Shares	5,970	(14,159)	(8,189)
Janus Henderson Global Technology Portfolio - Service Shares	11,042	(8,875)	2,167
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	1,253,203	(62,186)	1,191,017
LVIP Baron Growth Opportunities Fund - Service Class	388,987	(138,138)	250,849
LVIP Baron Growth Opportunities Fund - Standard Class	12,679	(11,632)	1,047
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	136,398	(185,822)	(49,424)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	991,719	(142,122)	849,597
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	657,036	(238,455)	418,581
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	181,501	(24,592)	156,909
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	31,368	(27,816)	3,552
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	43,971	(59,381)	(15,410)
LVIP Clarion Global Real Estate Fund - Standard Class	236,787	(112,793)	123,994
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	9,998	(12,651)	(2,653)
LVIP Delaware Bond Fund - Standard Class	1,925,551	(645,591)	1,279,960
LVIP Delaware Diversified Floating Rate Fund - Standard Class	526,929	(215,241)	311,688
LVIP Delaware Social Awareness Fund - Standard Class	68,757	(36,293)	32,464
LVIP Delaware Special Opportunities Fund - Standard Class	188,985	(40,985)	148,000
LVIP Delaware Wealth Builder Fund - Standard Class	25,756	(39,217)	(13,461)
LVIP Dimensional International Core Equity Fund - Standard Class	882,769	(81,517)	801,252
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	119,124	(34,819)	84,305
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	584,179	(111,963)	472,216
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	854,084	(76,497)	777,587
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	54,929	(127,229)	(72,300)
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	1,863,929	(480,135)	1,383,794
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	36,520	(26,346)	10,174
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	520,467	(137,482)	382,985
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	780,213	(362,558)	417,655
LVIP Global Income Fund - Standard Class	156,940	(130,091)	26,849
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	602,944	(762,625)	(159,681)
LVIP Government Money Market Fund - Standard Class	31,671,597	(30,488,460)	1,183,137
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class	15,895	(7,118)	8,777
LVIP JPMorgan High Yield Fund - Standard Class	920,854	(560,555)	360,299
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	63,809	(43,967)	19,842
LVIP MFS International Growth Fund - Standard Class	587,430	(120,645)	466,785
LVIP MFS Value Fund - Standard Class	990,817	(172,049)	818,768
LVIP Mondrian International Value Fund - Standard Class	403,155	(159,222)	243,933
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	4,968	(19,549)	(14,581)
LVIP SSGA Bond Index Fund - Standard Class	1,641,502	(299,326)	1,342,176
LVIP SSGA Conservative Index Allocation Fund - Standard Class	329,918	(128,391)	201,527
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	91,473	(46,476)	44,997
LVIP SSGA Developed International 150 Fund - Standard Class	845,347	(40,983)	804,364
LVIP SSGA Emerging Markets 100 Fund - Standard Class	1,344,915	(136,772)	1,208,143
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	117,221	(92,176)	25,045

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP SSGA International Index Fund - Standard Class	1,208,548	(45,496)	1,163,052
LVIP SSGA International Managed Volatility Fund - Standard Class	72,039	(29,746)	42,293
LVIP SSGA Large Cap 100 Fund - Standard Class	552,386	(86,929)	465,457
LVIP SSGA Moderate Index Allocation Fund - Standard Class	1,601,203	(274,903)	1,326,300
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	691,579	(304,015)	387,564
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	1,573,861	(364,399)	1,209,462
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	790,996	(183,900)	607,096
LVIP SSGA S&P 500 Index Fund - Standard Class	7,762,359	(478,487)	7,283,872
LVIP SSGA Small-Cap Index Fund - Standard Class	1,086,906	(231,535)	855,371
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	933,544	(133,855)	799,689
LVIP T. Rowe Price 2010 Fund - Standard Class	1,482	(1,260)	222
LVIP T. Rowe Price 2020 Fund - Standard Class	16,191	(12,959)	3,232
LVIP T. Rowe Price 2030 Fund - Standard Class	18,727	(5,194)	13,533
LVIP T. Rowe Price 2040 Fund - Standard Class	23,621	(41,940)	(18,319)
LVIP T. Rowe Price Growth Stock Fund - Standard Class	821,083	(101,005)	720,078
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	438,624	(50,149)	388,475
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	665,044	(90,899)	574,145
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	1,747,229	(294,737)	1,452,492
LVIP Vanguard International Equity ETF Fund - Standard Class	1,775,298	(97,076)	1,678,222
LVIP Wellington Capital Growth Fund - Standard Class	490,884	(69,497)	421,387
LVIP Wellington Mid-Cap Value Fund - Standard Class	427,653	(47,815)	379,838
M Capital Appreciation Fund	24,261	(5,763)	18,498
M International Equity Fund	32,804	(15,552)	17,252
M Large Cap Growth Fund	36,082	(14,608)	21,474
M Large Cap Value Fund	29,497	(15,297)	14,200
MFS® VIT Growth Series - Initial Class	538,660	(142,827)	395,833
MFS® VIT Total Return Series - Initial Class	852,405	(131,553)	720,852
MFS® VIT Utilities Series - Initial Class	230,019	(277,166)	(47,147)
MFS® VIT II Core Equity Portfolio - Initial Class	2,830	(5,361)	(2,531)
Neuberger Berman AMT Large Cap Value Portfolio - I Class	2,212	(7,865)	(5,653)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	34,598	(107,956)	(73,358)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	18,023	(31,860)	(13,837)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	622,799	(207,887)	414,912
Putnam VT Equity Income Fund - Class IB	3,543	(8,370)	(4,827)
Putnam VT Global Health Care Fund - Class IB	1,982	(8,209)	(6,227)
Templeton Foreign VIP Fund - Class 1	4,710	(8,074)	(3,364)
Templeton Foreign VIP Fund - Class 2	10,289	(43,013)	(32,724)
Templeton Global Bond VIP Fund - Class 1	1,256,556	(282,623)	973,933
Templeton Growth VIP Fund - Class 1	25,393	(68,698)	(43,305)
Templeton Growth VIP Fund - Class 2	3,063	(6,077)	(3,014)

The change in units outstanding for the year ended December 31, 2017, is as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class A	118,155	(41,529)	76,626
AB VPS Growth and Income Portfolio - Class A	53,643	(94,331)	(40,688)
AB VPS International Value Portfolio - Class A	15,552	(111,695)	(96,143)
AB VPS Large Cap Growth Portfolio - Class A	13,312	(28,352)	(15,040)
AB VPS Small/Mid Cap Value Portfolio - Class A	435,961	(94,018)	341,943
American Century VP Balanced Fund - Class I	402,732	(7,422)	395,310
American Century VP Inflation Protection Fund - Class I	124,788	(103,955)	20,833
American Funds Global Growth Fund - Class 2	1,018,620	(121,061)	897,559
American Funds Global Small Capitalization Fund - Class 2	632,429	(123,062)	509,367
American Funds Growth Fund - Class 2	1,888,013	(277,199)	1,610,814
American Funds Growth-Income Fund - Class 2	2,826,424	(178,792)	2,647,632
American Funds International Fund - Class 2	1,396,237	(365,842)	1,030,395
BlackRock Global Allocation V.I. Fund - Class I	2,092,554	(321,005)	1,771,549
ClearBridge Variable Mid Cap Portfolio - Class I	506,012	(43,165)	462,847
Delaware VIP® Diversified Income Series - Standard Class	1,268,796	(123,842)	1,144,954
Delaware VIP® Emerging Markets Series - Standard Class	758,286	(367,845)	390,441
Delaware VIP® High Yield Series - Standard Class	135,545	(180,965)	(45,420)

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	1,457,848	(62,242)	1,395,606
Delaware VIP® REIT Series - Standard Class	650,669	(305,246)	345,423
Delaware VIP® Small Cap Value Series - Standard Class	574,649	(221,431)	353,218
Delaware VIP® Smid Cap Core Series - Standard Class	578,630	(122,643)	455,987
Delaware VIP® U.S. Growth Series - Standard Class	124,345	(156,101)	(31,756)
Delaware VIP® Value Series - Standard Class	477,072	(258,641)	218,431
DWS Alternative Asset Allocation VIP Portfolio - Class A	180,790	(165,900)	14,890
DWS Equity 500 Index VIP Portfolio - Class A	45,275	(152,528)	(107,253)
DWS Small Cap Index VIP Portfolio - Class A	23,230	(36,138)	(12,908)
Fidelity® VIP Asset Manager Portfolio - Initial Class	1,361	(2,844)	(1,483)
Fidelity® VIP Contrafund® Portfolio - Service Class	1,931,439	(183,899)	1,747,540
Fidelity® VIP Equity-Income Portfolio - Initial Class	2,355	(10,268)	(7,913)
Fidelity® VIP Equity-Income Portfolio - Service Class	6,700	(38,158)	(31,458)
Fidelity® VIP Growth Opportunities Portfolio - Service Class	5,762	(10,185)	(4,423)
Fidelity® VIP Growth Portfolio - Service Class	404,511	(110,329)	294,182
Fidelity® VIP High Income Portfolio - Service Class	6,236	(6,381)	(145)
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	5,133	(5,897)	(764)
Fidelity® VIP Mid Cap Portfolio - Service Class	924,293	(95,714)	828,579
Fidelity® VIP Overseas Portfolio - Service Class	35,917	(39,236)	(3,319)
Franklin Income VIP Fund - Class 1	1,161,054	(94,532)	1,066,522
Franklin Mutual Shares VIP Fund - Class 1	496,480	(56,991)	439,489
Franklin Small-Mid Cap Growth VIP Fund - Class 1	65,323	(37,022)	28,301
Invesco V.I. American Franchise Fund - Series I Shares	9,042	(86,688)	(77,646)
Invesco V.I. Core Equity Fund - Series I Shares	15,221	(71,947)	(56,726)
Invesco V.I. Core Plus Bond Fund - Series I Shares	3,500	(3,425)	75
Invesco V.I. International Growth Fund - Series I Shares	471,394	(97,446)	373,948
Janus Henderson Balanced Portfolio - Institutional Shares	11,061	(50,832)	(39,771)
Janus Henderson Balanced Portfolio - Service Shares	39,398	(41,649)	(2,251)
Janus Henderson Enterprise Portfolio - Service Shares	28,702	(22,040)	6,662
Janus Henderson Global Research Portfolio - Institutional Shares	8,099	(51,419)	(43,320)
Janus Henderson Global Research Portfolio - Service Shares	2,099	(21,290)	(19,191)
Janus Henderson Global Technology Portfolio - Service Shares	23,685	(8,864)	14,821
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	201,212	(16,950)	184,262
LVIP Baron Growth Opportunities Fund - Service Class	319,725	(105,554)	214,171
LVIP Baron Growth Opportunities Fund - Standard Class	6,327	(13,850)	(7,523)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	96,782	(356,953)	(260,171)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	565,732	(10,118)	555,614
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	783,648	(65,994)	717,654
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	163,424	(5,394)	158,030
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	24,254	(40,015)	(15,761)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	16,541	(44,105)	(27,564)
LVIP Clarion Global Real Estate Fund - Standard Class	303,434	(113,282)	190,152
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	19,942	(3,554)	16,388
LVIP Delaware Bond Fund - Standard Class	1,932,406	(493,428)	1,438,978
LVIP Delaware Diversified Floating Rate Fund - Standard Class	705,074	(121,705)	583,369
LVIP Delaware Social Awareness Fund - Standard Class	48,802	(77,399)	(28,597)
LVIP Delaware Special Opportunities Fund - Standard Class	181,868	(70,162)	111,706
LVIP Delaware Wealth Builder Fund - Standard Class	18,382	(28,370)	(9,988)
LVIP Dimensional International Core Equity Fund - Standard Class	577,959	(38,152)	539,807
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	70,310	(115,069)	(44,759)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	366,038	(35,250)	330,788
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	631,953	(51,994)	579,959
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	75,296	(71,707)	3,589
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	1,634,932	(384,480)	1,250,452
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	22,872	(37,419)	(14,547)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	564,445	(196,662)	367,783
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	1,001,254	(419,434)	581,820
LVIP Global Income Fund - Standard Class	223,906	(21,386)	202,520
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	760,398	(494,462)	265,936
LVIP Government Money Market Fund - Standard Class	20,404,707	(19,478,637)	926,070
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class	15,189	(13,411)	1,778
LVIP JPMorgan High Yield Fund - Standard Class	773,969	(196,636)	577,333

Lincoln Life Flexible Premium Variable Life Account M

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	78,349	(62,146)	16,203
LVIP MFS International Growth Fund - Standard Class	380,307	(131,551)	248,756
LVIP MFS Value Fund - Standard Class	1,241,284	(96,863)	1,144,421
LVIP Mondrian International Value Fund - Standard Class	343,301	(190,688)	152,613
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	9,861	(4,606)	5,255
LVIP SSGA Bond Index Fund - Standard Class	983,568	(106,144)	877,424
LVIP SSGA Conservative Index Allocation Fund - Standard Class	496,214	(75,330)	420,884
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	185,743	(39,138)	146,605
LVIP SSGA Developed International 150 Fund - Standard Class	414,351	(68,567)	345,784
LVIP SSGA Emerging Markets 100 Fund - Standard Class	630,937	(97,542)	533,395
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	128,916	(145,497)	(16,581)
LVIP SSGA International Index Fund - Standard Class	714,282	(174,989)	539,293
LVIP SSGA International Managed Volatility Fund - Standard Class	43,241	(73,686)	(30,445)
LVIP SSGA Large Cap 100 Fund - Standard Class	449,976	(74,893)	375,083
LVIP SSGA Moderate Index Allocation Fund - Standard Class	1,687,942	(288,646)	1,399,296
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	949,133	(118,229)	830,904
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	1,933,177	(153,875)	1,779,302
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	835,295	(118,609)	716,686
LVIP SSGA S&P 500 Index Fund - Standard Class	6,100,376	(447,934)	5,652,442
LVIP SSGA Small-Cap Index Fund - Standard Class	907,175	(74,880)	832,295
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	637,850	(42,984)	594,866
LVIP T. Rowe Price 2010 Fund - Standard Class	2,591	(7,639)	(5,048)
LVIP T. Rowe Price 2020 Fund - Standard Class	6,253	(9,732)	(3,479)
LVIP T. Rowe Price 2030 Fund - Standard Class	15,626	(62,831)	(47,205)
LVIP T. Rowe Price 2040 Fund - Standard Class	18,785	(19,615)	(830)
LVIP T. Rowe Price Growth Stock Fund - Standard Class	635,077	(105,844)	529,233
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	345,388	(62,433)	282,955
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	205,305	(14,874)	190,431
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	1,514,652	(157,776)	1,356,876
LVIP Vanguard International Equity ETF Fund - Standard Class	1,167,386	(158,539)	1,008,847
LVIP Wellington Capital Growth Fund - Standard Class	238,595	(89,032)	149,563
LVIP Wellington Mid-Cap Value Fund - Standard Class	453,098	(40,634)	412,464
M Capital Appreciation Fund	6,450	(15,569)	(9,119)
M International Equity Fund	16,227	(26,271)	(10,044)
M Large Cap Growth Fund	10,675	(30,187)	(19,512)
M Large Cap Value Fund	17,243	(20,666)	(3,423)
MFS® VIT Growth Series - Initial Class	382,842	(114,790)	268,052
MFS® VIT Total Return Series - Initial Class	589,192	(90,741)	498,451
MFS® VIT Utilities Series - Initial Class	318,405	(237,801)	80,604
MFS® VIT II Core Equity Portfolio - Initial Class	1,573	(12,675)	(11,102)
Neuberger Berman AMT Large Cap Value Portfolio - I Class	6,996	(14,714)	(7,718)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	27,792	(99,521)	(71,729)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	17,903	(28,964)	(11,061)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	813,758	(165,050)	648,708
Putnam VT Equity Income Fund - Class IB	77,235	(2,726)	74,509
Putnam VT Global Health Care Fund - Class IB	7,059	(22,670)	(15,611)
Putnam VT Growth & Income Fund - Class IB	892	(73,190)	(72,298)
Templeton Foreign VIP Fund - Class 1	3,191	(13,466)	(10,275)
Templeton Foreign VIP Fund - Class 2	26,743	(35,446)	(8,703)
Templeton Global Bond VIP Fund - Class 1	1,001,864	(69,806)	932,058
Templeton Growth VIP Fund - Class 1	22,121	(36,779)	(14,658)
Templeton Growth VIP Fund - Class 2	5,495	(5,479)	16

7. Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln Life Flexible Premium Variable Life Account M

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln Life Flexible Premium Variable Life Account M ("Variable Account"), as of December 31, 2018, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2018, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young

We have served as the Variable Account's Auditor since 1998.
Philadelphia, Pennsylvania

April 12, 2019

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Global Thematic Growth Portfolio - Class A	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
AB VPS Growth and Income Portfolio - Class A	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
AB VPS International Value Portfolio - Class A	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
AB VPS Large Cap Growth Portfolio - Class A	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
AB VPS Small/Mid Cap Value Portfolio - Class A	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Century VP Balanced Fund - Class I	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Century VP Inflation Protection Fund - Class I	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds Global Growth Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds Global Small Capitalization Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds Growth Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds Growth-Income Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
American Funds International Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
BlackRock Global Allocation V.I. Fund - Class I	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
ClearBridge Variable Mid Cap Portfolio - Class I	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Delaware VIP® Diversified Income Series - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Delaware VIP® Emerging Markets Series - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Delaware VIP® High Yield Series - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Delaware VIP® REIT Series - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Delaware VIP® Small Cap Value Series - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Delaware VIP® Smid Cap Core Series - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Delaware VIP® U.S. Growth Series - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Delaware VIP® Value Series - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
DWS Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
DWS Equity 500 Index VIP Portfolio - Class A	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
DWS Small Cap Index VIP Portfolio - Class A	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Fidelity® VIP Asset Manager Portfolio - Initial Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Fidelity® VIP Contrafund® Portfolio - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Fidelity® VIP Equity-Income Portfolio - Initial Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Fidelity® VIP Equity-Income Portfolio - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Fidelity® VIP Growth Opportunities Portfolio - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Fidelity® VIP Growth Portfolio - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Fidelity® VIP High Income Portfolio - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Fidelity® VIP Mid Cap Portfolio - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Fidelity® VIP Overseas Portfolio - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Franklin Income VIP Fund - Class 1	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Franklin Mutual Shares VIP Fund - Class 1	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Franklin Small-Mid Cap Growth VIP Fund - Class 1	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Invesco V.I. American Franchise Fund - Series I Shares	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Invesco V.I. Core Equity Fund - Series I Shares	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Invesco V.I. Core Plus Bond Fund - Series I Shares	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Invesco V.I. International Growth Fund - Series I Shares	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Janus Henderson Balanced Portfolio - Institutional Shares	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Janus Henderson Balanced Portfolio - Service Shares	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Janus Henderson Enterprise Portfolio - Service Shares	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Janus Henderson Global Research Portfolio - Institutional Shares	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Janus Henderson Global Research Portfolio - Service Shares	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Janus Henderson Global Technology Portfolio - Service Shares	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Baron Growth Opportunities Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Clarion Global Real Estate Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Delaware Bond Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Delaware Diversified Floating Rate Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Delaware Social Awareness Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Delaware Special Opportunities Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Delaware Wealth Builder Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Dimensional International Core Equity Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Global Income Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Government Money Market Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP JPMorgan High Yield Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP MFS International Growth Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP MFS Value Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA Conservative Index Allocation Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA Developed International 150 Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA Emerging Markets 100 Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA International Managed Volatility Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA Large Cap 100 Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA Moderate Index Allocation Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP T. Rowe Price 2010 Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP T. Rowe Price 2020 Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP T. Rowe Price 2030 Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP T. Rowe Price 2040 Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP T. Rowe Price Growth Stock Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Vanguard International Equity ETF Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Wellington Capital Growth Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
LVIP Wellington Mid-Cap Value Fund - Standard Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
M Capital Appreciation Fund	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
M International Equity Fund	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
M Large Cap Growth Fund	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
M Large Cap Value Fund	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
MFS® VIT Growth Series - Initial Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
MFS® VIT Total Return Series - Initial Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
MFS® VIT Utilities Series - Initial Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
MFS® VIT II Core Equity Portfolio - Initial Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Neuberger Berman AMT Large Cap Value Portfolio - I Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Putnam VT Equity Income Fund - Class IB	As of December 31, 2018	For the year ended December 31, 2018	For the year ended December 31, 2018 and the period from May 12, 2017 (commencement of operations) through December 31, 2017
Putnam VT Global Health Care Fund - Class IB	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Putnam VT Growth & Income Fund - Class IB	N/A - the fund merged into Putnam VT Equity Income Fund - Class IB during 2017	N/A - the fund merged into Putnam VT Equity Income Fund - Class IB during 2017	For the year ended December 31, 2017
Templeton Foreign VIP Fund - Class 1	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Templeton Foreign VIP Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Templeton Global Bond VIP Fund - Class 1	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Templeton Growth VIP Fund - Class 1	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018
Templeton Growth VIP Fund - Class 2	As of December 31, 2018	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018

PART C - OTHER INFORMATION
Item 26. EXHIBITS
(a)	Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account.(2)
(b)	Not applicable.
(c)	(1)	Selling Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc.(5) and amendment(9)
(d)	(1)	Policy Form LN690.(7)
(2)	Riders.(2)
(3)	Accounting Value Rider—Policy Form LR500.(8)
(4)	Change of Insured Rider—Policy Form LR496.(8)
(5)	Supplemental Term Insurance Rider—Policy Form LR515.(7)
(e)	(1)	Application.(6)
(f)	(1)	Articles of Incorporation of The Lincoln National Life Insurance Company.(1a)
(2)	Bylaws of The Lincoln National Life Insurance Company.(1b)
(g)	Reinsurance Contracts.(3)
(h)	Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:
(1)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(12)
(2)	AllianceBernstein Variable Products Series Fund, Inc.(13)
(3)	American Century Variable Portfolios, Inc. and American Century Variable Portfolios II, Inc.(16)
(4)	American Funds Insurance Series(15)
(5)	BlackRock Variable Series Funds, Inc.(17)
(a)	Amendment dated August 31, 2018 (11)
(6)	Delaware VIP Trust(13)
(7)	Deutsche Investments VIT Funds (12)
(8)	Deutsche Variable Series II (13)
(9)	Fidelity Variable Insurance Products(16)
(10)	Franklin Templeton Variable Insurance Products Trust(13)
(11)	Janus Aspen Series(10)
(12)	JPMorgan Insurance Trust(15)
(13)	Legg Mason Partners Variable Equity Trust(16)
(14)	Lincoln Variable Insurance Products Trust(14)
(15)	M Funds(12)
(16)	MFS Variable Insurance Trust I and II(13)
(a)	Amendment dated August 1, 2016 (11)
(17)	Neuberger Berman Advisers Management Trust(12)
(18)	Northern Lights Variable Trust (To be filed by amendment)
(19)	PIMCO Variable Insurance Trust(16)
(i)	(1)	Accounting and Financial Administration Services Agreement dated January 1, 2019 among State Street Bank and Trust Company, The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York.(4)
(j)	Not applicable.

(k)	Opinion and Consent of Scott C. Durocher, Esq.
(l)	Not Applicable.
(m)	Not Applicable.
(n)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
(o)	Not applicable.
(p)	Not applicable.
(q)	Compliance Procedures.(11)

(1)(a)Incorporated by reference to Initial Registration Statement on Form N-4 (File No. 033-27783) filed on December 5, 1996
(1)(b)	Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 033-118478) filed on April 5, 2007.
(2)	Incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-42479) filed on December 17, 1997.
(3)	Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.
(4)	Incorporated by reference to Post-Effective Amendment No. 36 on Form N-6 (File No. 333-125790) filed on April 12, 2019.
(5)	Incorporated by reference to Post-Effective Amendment No. 24 on Form N-4 (File No. 333-61554) filed on December 18, 2007.
(6)	Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on July 31, 2007.
(7)	Incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-84360) filed on March 15, 2002.
(8)	Incorporated by reference to Post-Effective Amendment No. 3 on Form S-6 (File No. 333-82663) filed on April 12, 2001.
(9)	(a)	Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 033-25990) filed on April 22, 1999.
(b)	Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(c)	Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(d)	Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 033-61554) filed on December 18, 2007.
(e)	Form of Broker-Dealer Selling Agreement among The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-222786) filed on January 30, 2018.
(10)	Incorporated by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.
(11)	Incorporated by reference to Post-Effective Amendment No. 36 on Form N-6 (File No. 333-125790) filed on April 12, 2019.
(12)	Incorporated by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(13)	Incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(14)	Incorporated by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.
(15)	Incorporated by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017.
(16)	Incorporated by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.
(17)	Incorporated by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.

Item 27. Directors and Officers of the Depositor
Name	Positions and Offices with Depositor
Dennis R. Glass**	President and Director
Leon E. Roday**	Executive Vice President and General Counsel
Ellen G. Cooper**	Executive Vice President, Chief Investment Officer and Director
Randal Freitag**	Executive Vice President, Chief Financial Officer and Director
Wilford H. Fuller**	Executive Vice President and Director
Jeffrey D. Coutts**	Senior Vice President and Treasurer
Stephen B. Harris**	Senior Vice President and Chief Ethics and Compliance Officer
Keith J. Ryan*	Vice President and Director
Joseph D. Spada***	Vice President and Chief Compliance Officer for Separate Accounts
*	Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506
**	Principal business address is 150 N. Radnor Chester Road, Radnor, PA 19087
***	Principal business address is 350 Church Street, Hartford, CT 06103
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
Lincoln National Corporation Organizational Chart (Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-4 (File No. 333-222786) filed on May 14, 2018.)
Item 29. Indemnification
(a)	Brief description of indemnification provisions:
In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
(b)	Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a)	Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Variable Annuity Account JF-II; Lincoln Life Variable Annuity Account JL-A; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable

Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.
(b)	Following are the Officers and Directors of Lincoln Financial Distributors, Inc.:

Name	Positions and Offices with Underwriter
Wilford H. Fuller*	President, Chief Executive Officer and Director
Patrick J. Caulfield**	Vice President and Chief Compliance Officer, Senior Counsel
Nancy A. Smith*	Secretary
Andrew J. Bucklee*	Senior Vice President and Director
Jeffrey D. Coutts*	Senior Vice President, Treasurer
Thomas O'Neill*	Senior Vice President and Chief Operating Officer
John C. Kennedy*	Senior Vice President and Director
Christopher P. Potochar*	Senior Vice President and Director
*	Principal Business address is 150 N. Radnor Chester Road, Radnor, PA 19087
**	Principal Business address is 350 Church Street, Hartford, CT 06103
(c)	N/A
Item 31. Location of Accounts and Records
All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105.
Item 32. Management Services
Not Applicable.
Item 33. Fee Representation
Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account M, has caused this Post-Effective Amendment No. 19 to the Registration Statement (File No.: 333-118477; 811-08557; CIK No. 0001048607) on Form N-6 to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 12th day of April, 2019.  Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

By	/s/ Joshua Durand
Joshua Durand
Vice President
The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company
(Depositor)

By	/s/ Joshua Durand
Joshua Durand
Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 19 to the Registration Statement (File No.: 333-118477; 811-08557; CIK No. 0001048607) on Form N-6 has been signed below on April 12, 2019, by the following persons, as officers and directors of the Depositor, in the capacities indicated:

	Signature	Title

	/s/ Dennis R. Glass *	President and Director
Dennis R. Glass

	/s/ Ellen G. Cooper *	Executive Vice President, Chief Investment Officer
Ellen G. Cooper

	/s/ Randal J. Freitag *	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

	/s/Leon E. Roday*	Executive Vice President, General Counsel and Director
Leon E. Roday

	/s/ Wilford H. Fuller*	Executive Vice President and Director
Wilford H. Fuller

	/s/ Keith J. Ryan *	Vice President and Director
Keith J. Ryan

* By	/s/Scott C. Durocher
Scott C. Durocher
Attorney-in-Fact, pursuant to a Power-of-Attorney filed with this Registration Statement

POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, Michelle Grindle,  Jeffrey L. Smith, Jassmin McIver-Jones and John D. Weber,  individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6, N-4 or S-3 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

Variable Life Insurance Separate Accounts:

Account	Product name
Lincoln Life Flexible Premium Variable Life Account D (811-04592)	Variable Universal Life Leadership Series
Lincoln Life Flexible Premium Variable Life Account F (811-05164)	American Legacy Life American Legacy Estate Builder
Lincoln Life Flexible Premium Variable Life Account G (811-05585)	VUL-III
Lincoln Life Flexible Premium Variable Life Account J (811-08410)	American Legacy Variable Life
Lincoln Life Flexible Premium Variable Life Account K (811-08412)	Multi Fund Variable Life
Lincoln Life Flexible Premium Variable Life Account M (811-08557)

VULdb / VULdb ES
VULdb-II ES
VUL-I / VULcv
VULcv-II / VULcvII ES / VUL Flex
VULcv-III ES
MoneyGuard VUL
VULone ES / VULone 2005 ES
Momentum VULone / Momentum VULone 2005
VULcv-IV ES
VULdb-IV ES
Momentum VULone 2007
VULone 2007
AssetEdge VUL
AssetEdge VUL2015/AssetEdge Exec VUL 2015
VULone2012
VULone2014
InReach VULone2014
VULone2019
AssetEdge VUL2019/AssetEdge Exec VUL 2019
AssetEdge VUL2019-2/AssetEdge Exec VUL 2019-2

Lincoln Life Flexible Premium Variable Life Account R (811-08579)	SVUL / SVUL-I SVUL-II / SVUL-II ES SVUL-III ES SVUL-IV ES / PreservationEdge SVUL SVULone ES Momentum SVULone SVULone 2007 ES Momentum SVULone 2007 SVULone2013

Lincoln Life Flexible Premium Variable Life Account S (811-09241)	CVUL / CVUL Series III / CVUL Series III ES LCV4 ES LCV5 ES / LCC VUL
Lincoln Life Flexible Premium Variable Life Account Y (811-21028)

American Legacy VULcv-III
American Legacy VULdb-II
American Legacy SVUL-II
American Legacy SVUL-III
American Legacy VULcv-IV
American Legacy VULdb-IV
American Legacy SVUL-IV/PreservationEdge SVUL
American Legacy AssetEdge

Variable Annuity Separate Accounts:

Account	Product name
Lincoln National Variable Annuity Account C (811-03214)	Multi-Fund Multi-Fund Select Multi-Fund 5 Retirement Annuity
Lincoln National Variable Annuity Account E (811-04882)	The American Legacy
Lincoln National Variable Annuity Account H (811-05721)

American Legacy II
American Legacy III
American Legacy III B Class
American Legacy III C Share
American Legacy III Plus
American Legacy III View
American Legacy Design
American Legacy Signature
American Legacy Fusion
American Legacy Series
American Legacy Advisory
Shareholder’s Advantage
Shareholder’s Advantage A Class
Shareholder’s Advantage purchased on and after May 21, 2019

Lincoln National Variable Annuity Account L (811-07645)

Group Variable Annuity
Secured Retirement Income Version 1
Secured Retirement Income Version 2
Secured Retirement Income Version 3
Secured Retirement Income Version 4
Retirement Income Rollover Version 1
Retirement Income Rollover Version 2
Retirement Income Rollover Version 3
Retirement Income Rollover Version 4

Lincoln Life Variable Annuity Account N (81108517)

ChoicePlus Assurance (A Share)
ChoicePlus Assurance (A Class)
ChoicePlus Assurance (B Share)
ChoicePlus Assurance (B Class)
ChoicePlus Assurance (C Share)
ChoicePlus Assurance (L Share)
ChoicePlus Assurance (Bonus)
Choice Plus
Choice Plus II
ChoicePlus Access
ChoicePlus II Access
ChoicePlus Bonus
ChoicePlus II Bonus

Lincoln Life Variable Annuity Account N (81108517) Continued

ChoicePlus II Advance
ChoicePlus Design
ChoicePlus Signature
ChoicePlus Rollover
ChoicePlus Fusion
ChoicePlus Series
ChoicePlus Prime
ChoicePlus Advisory
InvestmentSolutions
InvestmentSolutions RIA
Lincoln Investor Advantage
Lincoln Invester Advantage 2018
Lincoln Investor Advantage Fee-Based
Lincoln Investor Advantage RIA
Lincoln Investor Advantage Advisory
Lincoln Investor Advantage RIA Class
Lincoln Level Advantage B Share Indexed Variable Annuity
Lincoln Level Advantage Advisory Indexed Variable Annuity
Lincoln Level Advantage B Class Indexed Variable Annuity
Lincoln Level Advantage Advisory Class Indexed Variable Annuity
Core Income

Lincoln Life Variable Annuity Account Q (811-08569)	Multi-Fund Group
Lincoln Life S-3 Filing

Lincoln Level Advantage B Share Indexed Variable Annuity
Lincoln Level Advantage Advisory Indexed Variable Annuity
Lincoln Level Advantage B Class Indexed Variable Annuity
Lincoln Level Advantage Advisory Class Indexed Variable Annuity

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed.  This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument.  Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

Signature	Title

/s/ Dennis R. Glass*	President, Chairman and Director
Dennis R. Glass

/s/ Ellen Cooper*	Executive Vice President, Chief Investment Officer and Director
Ellen Cooper

/s/ Randal J. Freitag*	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ Leon E. Roday*	Executive Vice President, General Counsel and Director
Leon E. Roday

/s/Wilford H. Fuller*	Executive Vice President and Director
Wilford H. Fuller

/s/Keith J. Ryan*	Vice President and Director
Keith J. Ryan

We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, Michelle Grindle, Jeffrey L. Smith, Jassmin McIver-Jones and John D. Weber, have read the foregoing Power of Attorney.  We are the person(s) identified therein as agent(s) for the principal named therein.  We acknowledge our legal responsibilities.

/s/Delson R. Campbell	/s/ Scott C. Durocher
Delson R. Campbell	Scott C. Durocher

/s/ Kimberly A. Genovese	/s/ Daniel P. Herr
Kimberly A. Genovese	Daniel P. Herr

/s/Donald E. Keller	/s/Brian A. Kroll
Donald E. Keller	Brian A. Kroll

/s/Michelle Grindle	/s/Jeffrey L. Smith
Michelle Grindle	Jeffrey L. Smith

/s/John D. Weber	/s/Jassmin McIver-Jones
John D. Weber	Jassmin McIver-Jones

Version dated: March 2019